Exhibit 99.8

ALBERTA

2024-25
Government Estimates

General Revenue Fund

2024-25 Government Estimates General Revenue Fund

2024-25 Government Estimates General Revenue Fund Presented by the Honourable Nate Horner President of Treasury Board and Minister of Finance in the Legislative Assembly of Alberta February 29, 2024

ISBN 978-1-4601-5938-5

ISSN 2562-9174

TABLE OF CONTENTS

INTRODUCTION AND SUMMARY TABLES
Preface	i
Schedule of Amounts to be Voted	1
Total Government Estimates by Type of Vote
Reconciliation of Supply Votes to Consolidated Fiscal Plan	5
Voted Amounts by Department	9
Statutory Amounts by Department	13
Non-Cash Amounts by Department	14
Entity Statutory Amounts by Ministry	16
DETAILS OF 2024-25 GOVERNMENT ESTIMATES BY DEPARTMENT
Advanced Education	20
Affordability and Utilities	30
Agriculture and Irrigation	37
Arts, Culture and Status of Women	53
Children and Family Services	55
Education	61
Energy and Minerals	69
Environment and Protected Areas	75
Executive Council	85
Forestry and Parks	90
Health	98
Immigration and Multiculturalism	112
Indigenous Relations	119
Infrastructure	126
Jobs, Economy and Trade	135
Justice	143
Mental Health and Addiction	152
Municipal Affairs	157
Public Safety and Emergency Services	165
Seniors, Community and Social Services	174
Service Alberta and Red Tape Reduction	185
Technology and Innovation	194
Tourism and Sport	201
Transportation and Economic Corridors	208
Treasury Board and Finance	220

PREFACE

The 2024-25 Government Estimates reports the requirements for public monies from the General Revenue Fund to fund the operations of the Government of Alberta for the year commencing April 1, 2024. Together with the 2024-25 Offices of the Legislative Assembly Estimates, the estimates identify the total requirements for public monies from the General Revenue Fund for the year.

The estimates documents focus on the specific legislative requirements set out in section 24 of the Financial Administration Act. Further supplementary information on related financial entities and consolidation adjustments will be found in the 2024-25 Entity Financial Information published in electronic form on the Budget 2024 website, and on the government’s open data portal at https://open.alberta.ca/opendata.

This Preface provides a summary of the information presented in the 2024-25 Government Estimates, an overview of the appropriations process, a summary of major changes in organization structure and financial reporting policy, and definitions of supply votes and selected terms.

The Schedule of Amounts to be Voted illustrates how the supply votes will be presented in the bill for the Appropriation Act, 2024 to be tabled in the Legislative Assembly.

Summaries of the Government Estimates are provided in the following tables:

•	Total Government Estimates by Type of Vote;

•	Reconciliation of Supply Votes to Consolidated Government Estimate;

•	Voted Amounts by Department;

•	Statutory Amounts by Department;

•	Non-cash Amounts by Department; and

•	Entity Statutory Amounts by Ministry.

The Details of the 2024-25 Government Estimates presents information on amounts for each department to be drawn from the General Revenue Fund as required by section 24 of the Financial Administration Act. The details include the following information, as applicable:

•	Amounts to be Voted;

•	Description of Supply Vote Programs;

•	Supply Votes by Type and Program;

•	Voted Amounts Funded by Credit or Recovery; and

•	Amounts Not Required to be Voted.

In addition to the information specifically required by the Financial Administration Act, the details presented include supplementary financial information showing the relation between each ministry’s supply vote amounts and the consolidated fiscal plan:

•	Reconciliation of Supply Vote to the Consolidated Government Estimate by program and by type of Fiscal Plan spending category; and

•	Statement of Operations, Change in Capital Assets, and Change in Inventory Assets, as appropriate, for the ministry.

Appropriations from the General Revenue Fund

In Alberta, the supply process is governed by the conventions and legal requirements of the Canadian Constitution, Alberta’s Financial Administration Act, and the Standing Orders of the Legislative Assembly of Alberta.

When the 2024-25 Government Estimates is tabled in the Legislative Assembly, the government makes a motion to refer the report to Legislative Policy Committees for consideration. After the Legislative Policy Committees’ discussions, the Committee of Supply will pass a resolution affirming certain estimate amounts as allocated to each supply vote. Finally, the supply votes as approved by the resolutions of Committee of Supply will be drafted into the Appropriation Act, 2024 Bill and introduced to the Legislative Assembly. Once this bill is enacted by royal assent, the government will have the authority to draw cash from the General Revenue Fund up to the limits of the supply votes set out in the Act.

i	Preface

The 2024-25 Government Estimates details the estimated amounts required by each department for the fiscal year (April 1 to March 31). Each department’s estimate amounts are divided into:

•	those that require authority to draw cash from the General Revenue Fund under a supply vote pursuant to an appropriation act; and

•	those that do not require a supply vote either because the amounts already have disbursement authority under a statute other than an appropriation act, or because no cash disbursement is required.

Non-cash amounts do not require a supply vote, an appropriation act or any other statutory authority because these amounts do not require any expenditure or payment of public money. Most non-cash amounts are for expenses related to cash disbursed under a supply vote in a previous fiscal year. For example, amortization expense is related to the cash disbursements authorized under a capital investment vote when the capital asset was built or acquired. Other non-cash amounts are for transactions that will not require cash, such as the year-over-year changes in vacation benefit liabilities.

Budget Presentation and Government Organization Methodology

Budget 2024 documents present the fully consolidated financial reporting entity of the Alberta Government including all entities financially controlled by the Province under Public Sector Accounting Board (PSAB) standards and guidance. These 2024-25 Government Estimates reflect the Province’s budget presentation methodology and the organization of government ministries as of February 29, 2024. This includes the program and organization structure changes implemented in the Designation and Transfer of Responsibility Regulations made in June 2023 and February 2024.

As in past budgets, the comparable amounts presented in these estimates may not match the amounts originally presented in the Budget 2023 documents tabled on February 28, 2023. Any such differences are the result of adjustments applied to maintain the comparability of prior year amounts with the 2024-25 estimate amounts. Unlike past budgets, the comparable amounts presented in these estimates do not include a column of the most recently published actual results.

In addition to the Designation and Transfer of Responsibility Regulations, Budget 2024 itself will make the following changes in program responsibilities:

•

The Ministry of Executive Council will be made responsible for the Environmental, Social and Governance Secretariat which was formerly the responsibility of the Ministry of Environment and Protected Areas.

•	The Ministry of Mental Health and Addiction will be made responsible for funding for mental health and addictions services which was formerly the responsibility of the Ministry of Health.

Definitions of Supply Votes and Other Terms

An Estimate is the amount requested by the government to meet each of its planned commitments for the fiscal year commencing April 1, 2024. The Financial Administration Act requires the 2024-25 Government Estimates to report estimates of any amount that will require a cash withdrawal from the General Revenue Fund.

An Appropriation is an authorization to withdraw and expend public money from the General Revenue Fund or another provincial fund. Following parliamentary tradition, the Financial Administration Act requires that all such authorities be provided in legislation passed by the Legislative Assembly. Appropriations may be created by an appropriation act or other statute. Appropriation acts are drafted to contain the specific set of supply votes that have been resolved by the Committee of Supply.

A Supply Vote is a discrete allocation from the 2024-25 estimates that defines the amount of cash funding that may be drawn from the General Revenue Fund for a specified purpose. Following the principle of ministerial accountability, supply votes are divided along departmental lines. For most ministries, three types of supply vote are used in the 2024-25 Government Estimates: Expense, Capital Investment and Financial Transactions. A fourth type of supply vote has been provided for the Ministry of Treasury Board and Finance for a Contingency.

Expense consists of cash disbursements for the purposes of salaries, supplies and services, grants for operating and capital purposes, as well as interest expense and other debt servicing costs for borrowing related to both capital and general

Preface	ii

government purposes. These amounts include capital payments to related parties that are expected to result in the creation of a tangible capital asset for that related party or for the consolidated government as a whole. Capital payments to related parties are shown under a separate header.

Capital Investment consists of cash disbursements for the purposes of investments in department tangible capital assets valued at $5,000 or more.

Financial Transactions consist of cash disbursements for the purposes of payments for the reduction of a liability (including debt repayment), the acquisition of financial assets (including in particular the making of loans or advances), or the purchase of non-financial assets other than tangible capital assets. Financial liabilities for alternatively financed capital projects are reduced by payments from a Financial Transactions vote.

The Contingency consists of provisional funding authority that is transferrable to any ministry to address requirements for disasters, emergencies, emerging priorities, and other contingencies as directed by the Lieutenant Governor in Council during the fiscal year.

iii	Preface

SCHEDULE OF AMOUNTS TO BE VOTED

VOTE	Estimate
ADVANCED EDUCATION
Expense	$2,749,475,000
Capital Investment	50,000
Financial Transactions	1,240,200,000
AFFORDABILITY AND UTILITIES
Expense	$41,286,000
Capital Investment	25,000
Financial Transactions	96,970,000
AGRICULTURE AND IRRIGATION
Expense	$779,230,000
Capital Investment	5,189,000
ARTS, CULTURE AND STATUS OF WOMEN
Expense	$253,197,000
Capital Investment	2,331,000
Financial Transactions	2,325,000
CHILDREN AND FAMILY SERVICES
Expense	$1,147,670,000
Capital Investment	2,597,000
EDUCATION
Expense	$5,757,668,000
Capital Investment	565,000
Financial Transactions	22,179,000
ENERGY AND MINERALS
Expense	$622,438,000
Capital Investment	1,478,000
ENVIRONMENT AND PROTECTED AREAS
Expense	$559,211,000
Capital Investment	65,550,000
Financial Transactions	100,000
EXECUTIVE COUNCIL
Expense	$56,255,000
Capital Investment	25,000
FORESTRY AND PARKS
Expense	$364,842,000
Capital Investment	128,145,000
Financial Transactions	21,310,000

1	Government

SCHEDULE OF AMOUNTS TO BE VOTED … continued

VOTE	Estimate
HEALTH
Expense	$25,672,555,000
Capital Investment	29,815,000
Financial Transactions	159,196,000
IMMIGRATION AND MULTICULTURALISM
Expense	$41,823,000
Capital Investment	25,000
INDIGENOUS RELATIONS
Expense	$215,063,000
Capital Investment	25,000
INFRASTRUCTURE
Expense	$495,444,000
Capital Investment	1,849,050,000
Financial Transactions	19,652,000
JOBS, ECONOMY AND TRADE
Expense	$1,763,502,000
Capital Investment	14,650,000
JUSTICE
Expense	$674,152,000
Capital Investment	14,119,000
MENTAL HEALTH AND ADDICTION
Expense	$1,554,712,000
Capital Investment	5,025,000
MUNICIPAL AFFAIRS
Expense	$1,267,242,000
Capital Investment	550,000
PUBLIC SAFETY AND EMERGENCY SERVICES
Expense	$1,179,216,000
Capital Investment	12,275,000
Financial Transactions	51,440,000
SENIORS, COMMUNITY AND SOCIAL SERVICES
Expense	$5,316,342,000
Capital Investment	4,072,000
Financial Transactions	19,700,000
SERVICE ALBERTA AND RED TAPE REDUCTION
Expense	$211,573,000
Capital Investment	64,447,000
Financial Transactions	5,500,000

Government	2

SCHEDULE OF AMOUNTS TO BE VOTED … continued

VOTE	Estimate
TECHNOLOGY AND INNOVATION
Expense	$865,916,000
Capital Investment	115,649,000
TOURISM AND SPORT
Expense	$135,916,000
Capital Investment	25,000
TRANSPORTATION AND ECONOMIC CORRIDORS
Expense	$1,910,459,000
Capital Investment	1,351,142,000
Financial Transactions	155,139,000
TREASURY BOARD AND FINANCE
Expense	$199,594,000
Capital Investment	75,000
Contingency	2,000,000,000
Expense amounts to be voted under
Section 2 of the Appropriation Act, 2024	$53,834,781,000
Capital Investment amounts to be voted under
Section 3 of the Appropriation Act, 2024	$3,666,899,000
Financial Transactions amounts to be voted under
Section 4 of the Appropriation Act, 2024	$1,793,711,000
Contingency amounts to be voted under
Section 5 of the Appropriation Act, 2024	$2,000,000,000

3	Government

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
EXPENSE	50,280,497	50,201,481	53,834,781
CAPITAL INVESTMENT	3,913,252	3,231,350	3,666,899
FINANCIAL TRANSACTIONS	1,460,140	1,686,434	1,793,711
CONTINGENCY	1,500,000	1,500,000	2,000,000

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN

The following tables summarize the relationship between departments’ Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

EXPENSE
(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
OPERATING EXPENSE
Advanced Education	2,499,628	251,149	5,699,817	(2,145,662)	6,304,932
Affordability and Utilities	34,886	16,566	32,680	—	84,132
Agriculture and Irrigation	692,068	—	646,953	(469,369)	869,652
Arts, Culture and Status of Women	157,817	1,217	32,210	(34,732)	156,512
Children and Family Services	1,147,670	356,500	—	(6,670)	1,497,500
Education	5,548,733	378,104	11,157,603	(7,832,448)	9,251,992
Energy and Minerals	468,560	729	381,976	(27,932)	823,333
Environment and Protected Areas	523,129	7,252	529,559	(548,008)	511,932
Executive Council	56,255	—	17,395	(17,395)	56,255
Forestry and Parks	353,308	—	—	(2,169)	351,139
Health	25,323,884	2,000	17,389,546	(16,508,288)	26,207,142
Immigration and Multiculturalism	41,823	—	—	—	41,823
Indigenous Relations	205,063	—	9,194	(4,000)	210,257
Infrastructure	495,442	10,951	—	(18,278)	488,115
Jobs, Economy and Trade	1,753,502	105,000	—	(9,030)	1,849,472
Justice	674,152	6,289	380	—	680,821
Mental Health and Addiction	1,419,755	—	—	(1,248,602)	171,153
Municipal Affairs	218,141	200	16,231	—	234,572
Public Safety and Emergency Services	1,179,216	44,450	38,817	(13,538)	1,248,945
Seniors, Community and Social Services	5,155,411	—	256,559	(183,083)	5,228,887
Service Alberta and Red Tape Reduction	211,573	592	—	(32,515)	179,650
Technology and Innovation	760,269	82,478	249,003	(332,419)	759,331
Tourism and Sport	125,916	—	80,648	(80,998)	125,566
Transportation and Economic Corridors	539,970	9,000	—	—	548,970
Treasury Board and Finance	199,594	650,880	1,582,954	(347,723)	2,085,705

Sub-total	49,785,765	1,923,357	38,121,525	(29,862,859)	59,967,788
CAPITAL GRANTS
Affordability and Utilities	6,400	—	—	—	6,400
Agriculture and Irrigation	87,162	—	—	—	87,162
Arts, Culture and Status of Women	95,380	—	—	—	95,380
Education	26,077	—	—	—	26,077
Energy and Minerals	153,878	58,350	—	—	212,228
Environment and Protected Areas	36,082	—	5,000	—	41,082
Forestry and Parks	11,534	—	—	—	11,534
Health	241,563	—	—	—	241,563
Indigenous Relations	10,000	—	—	—	10,000
Jobs, Economy and Trade	10,000	—	—	—	10,000
Mental Health and Addiction	134,957	—	—	—	134,957
Municipal Affairs	1,049,101	—	—	—	1,049,101
Seniors, Community and Social Services	—	—	161,631	—	161,631

5	Government

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN … continued

EXPENSE … continued
(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
CAPITAL GRANTS continued
Technology and Innovation	98,300	4,000	—	(4,000)	98,300
Tourism and Sport	10,000	—	—	—	10,000
Transportation and Economic Corridors	1,273,386	34,332	—	(34,332)	1,273,386

Sub-total	3,243,820	96,682	166,631	(38,332)	3,468,801
CAPITAL PAYMENTS TO RELATED PARTIES
Advanced Education	249,847	—	—	(249,847)	—
Education	155,969	—	—	(155,969)	—
Environment and Protected Areas	—	—	5,000	(5,000)	—
Health	107,108	—	—	(107,108)	—
Infrastructure	—	1,464,598	—	(1,464,598)	—
Seniors, Community and Social Services	160,931	—	—	(160,931)	—
Technology and Innovation	7,347	—	—	(7,347)	—

Sub-total	681,202	1,464,598	5,000	(2,150,800)	—
AMORTIZATION
Advanced Education	—	600	547,204	—	547,804
Affordability and Utilities	—	8	1,600	—	1,608
Agriculture and Irrigation	—	34,142	2,368	—	36,510
Arts, Culture and Status of Women	—	7,257	7	—	7,264
Children and Family Services	—	72	—	—	72
Education	—	1,476	482,880	—	484,356
Energy and Minerals	—	500	12,000	—	12,500
Environment and Protected Areas	—	4,144	30	—	4,174
Executive Council	—	—	19	—	19
Forestry and Parks	—	45,933	—	—	45,933
Health	—	18,250	562,078	—	580,328
Immigration and Multiculturalism	—	25	—	—	25
Indigenous Relations	—	63	—	—	63
Infrastructure	—	160,000	—	—	160,000
Jobs, Economy and Trade	—	2,126	—	—	2,126
Justice	—	3,835	—	—	3,835
Municipal Affairs	—	3,106	479	—	3,585
Public Safety and Emergency Services	—	29,209	10	—	29,219
Seniors, Community and Social Services	—	431	51,500	—	51,931
Service Alberta and Red Tape Reduction	—	18,100	—	—	18,100
Technology and Innovation	—	70,589	9,565	—	80,154
Tourism and Sport	—	12	124	—	136
Transportation and Economic Corridors	—	861,461	—	—	861,461
Treasury Board and Finance	—	50	22,109	—	22,159

Sub-total	—	1,261,389	1,691,973	—	2,953,362
LOSS ON DISPOSAL OF CAPITAL ASSET
Seniors, Community and Social Services	—	—	5,000	—	5,000

Government	6

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN … continued

EXPENSE … continued
(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
INVENTORY CONSUMPTION
Advanced Education	—	—	196,381	—	196,381
Arts, Culture and Status of Women	—	1,090	—	—	1,090
Forestry and Parks	—	1,310	—	—	1,310
Health	—	157,060	1,187,400	—	1,344,460
Infrastructure	—	1,500	—	—	1,500
Public Safety and Emergency Services	—	1,000	—	—	1,000
Service Alberta and Red Tape Reduction	—	5,500	—	—	5,500
Transportation and Economic Corridors	—	64,615	—	—	64,615

Sub-total	—	232,075	1,383,781	—	1,615,856
DEBT SERVICING COSTS - GENERAL
Advanced Education	—	—	32,546	(32,546)	—
Agriculture and Irrigation	—	—	104,383	(104,383)	—
Education	—	—	23,716	(15,124)	8,592
Health	—	—	18,000	(18,000)	—
Treasury Board and Finance	—	1,941,450	300	(94,750)	1,847,000

Sub-total	—	1,941,450	178,945	(264,803)	1,855,592
DEBT SERVICING COSTS - CAPITAL PLAN
Education	26,889	—	—	—	26,889
Infrastructure	2	—	—	—	2
Transportation and Economic Corridors	97,103	—	—	—	97,103
Treasury Board and Finance	—	1,385,000	—	—	1,385,000

Sub-total	123,994	1,385,000	—	—	1,508,994
PENSION PROVISIONS
Advanced Education	—	—	(46,592)	—	(46,592)
Treasury Board and Finance	—	(317,000)	—	—	(317,000)

Sub-total	—	(317,000)	(46,592)	—	(363,592)
CONTINGENCY
Treasury Board and Finance	2,000,000	—	—	—	2,000,000

Total	55,834,781	7,987,551	41,506,263	(32,316,794)	73,011,801

7	Government

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN … continued

CAPITAL INVESTMENT
(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
CAPITAL INVESTMENT
Advanced Education	50	—	436,875	—	436,925
Affordability and Utilities	25	—	750	—	775
Agriculture and Irrigation	5,189	34,332	4,366	(34,332)	9,555
Arts, Culture and Status of Women	2,331	—	—	—	2,331
Children and Family Services	2,597	—	—	—	2,597
Education	565	—	919,241	—	919,806
Energy and Minerals	1,478	—	14,500	—	15,978
Environment and Protected Areas	65,550	—	17	—	65,567
Executive Council	25	—	—	—	25
Forestry and Parks	128,145	—	—	—	128,145
Health	29,815	—	1,171,434	—	1,201,249
Immigration and Multiculturalism	25	—	—	—	25
Indigenous Relations	25	—	—	—	25
Infrastructure	385,115	—	—	—	385,115
Jobs, Economy and Trade	14,650	—	—	—	14,650
Justice	14,119	4,000	—	(4,000)	14,119
Mental Health and Addiction	5,025	—	—	—	5,025
Municipal Affairs	550	—	194	—	744
Public Safety and Emergency Services	12,275	—	25	—	12,300
Seniors, Community and Social Services	4,072	—	36,789	—	40,861
Service Alberta and Red Tape Reduction	64,447	—	—	—	64,447
Technology and Innovation	115,649	—	18,936	—	134,585
Tourism and Sport	25	—	—	—	25
Transportation and Economic Corridors	1,351,142	4,455	—	—	1,355,597
Treasury Board and Finance	75	—	18,285	—	18,360

Sub-total	2,202,964	42,787	2,621,412	(38,332)	4,828,831
CAPITAL FOR RELATED PARTIES
Infrastructure	1,463,935	663	—	(1,464,598)	—

Total	3,666,899	43,450	2,621,412	(1,502,930)	4,828,831

INVENTORY ACQUISITION
Advanced Education	—	—	194,626	—	194,626
Arts, Culture and Status of Women	1,090	—	—	—	1,090
Forestry and Parks	1,310	—	—	—	1,310
Health	159,196	—	1,213,900	—	1,373,096
Infrastructure	1,500	—	—	—	1,500
Service Alberta and Red Tape Reduction	5,500	—	—	—	5,500
Transportation and Economic Corridors	64,615	—	—	—	64,615

Total	233,211	—	1,408,526	—	1,641,737

Government	8

EXPENSE VOTES BY DEPARTMENT
(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE
Advanced Education	2,407,663	2,398,800	2,499,628
Affordability and Utilities	80,203	69,294	34,886
Agriculture and Irrigation	626,344	769,699	692,068
Arts, Culture and Status of Women	133,368	136,136	157,817
Children and Family Services	1,121,635	1,119,235	1,147,670
Education	5,349,000	5,351,775	5,548,733
Energy and Minerals	424,781	461,755	468,560
Environment and Protected Areas	501,078	367,488	523,129
Executive Council	54,326	52,826	56,255
Forestry and Parks	318,391	347,274	353,308
Health	23,696,751	23,893,462	25,323,884
Immigration and Multiculturalism	39,720	39,144	41,823
Indigenous Relations	209,262	204,725	205,063
Infrastructure	474,610	470,010	495,442
Jobs, Economy and Trade	1,547,548	1,537,162	1,753,502
Justice	648,842	658,697	674,152
Mental Health and Addiction	1,389,943	1,421,968	1,419,755
Municipal Affairs	212,136	211,548	218,141
Public Safety and Emergency Services	1,107,941	1,189,412	1,179,216
Seniors, Community and Social Services	4,925,528	4,922,593	5,155,411
Service Alberta and Red Tape Reduction	190,534	192,827	211,573
Technology and Innovation	707,468	730,516	760,269
Tourism and Sport	104,672	105,672	125,916
Transportation and Economic Corridors	494,841	502,241	539,970
Treasury Board and Finance	193,404	191,085	199,594

Sub-total	46,959,989	47,345,344	49,785,765
CAPITAL GRANTS
Affordability and Utilities	6,925	6,925	6,400
Agriculture and Irrigation	52,392	16,000	87,162
Arts, Culture and Status of Women	136,287	128,535	95,380
Children and Family Services	1,000	3,550	—
Education	2,743	2,743	26,077
Energy and Minerals	146,800	116,244	153,878
Environment and Protected Areas	47,147	85,575	36,082
Forestry and Parks	10,830	5,123	11,534
Health	89,452	16,452	241,563
Indigenous Relations	16,431	18,280	10,000
Infrastructure	3,070	2,456	—
Jobs, Economy and Trade	8,000	8,000	10,000
Mental Health and Addiction	18,000	31,875	134,957
Municipal Affairs	781,795	783,509	1,049,101
Technology and Innovation	229,000	62,000	98,300
Tourism and Sport	—	—	10,000
Transportation and Economic Corridors	1,126,694	923,382	1,273,386

Sub-total	2,676,566	2,210,649	3,243,820

9	Government

EXPENSE VOTES BY DEPARTMENT … continued
(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
CAPITAL PAYMENTS TO RELATED PARTIES
Advanced Education	223,136	232,491	249,847
Agriculture and Irrigation	1,200	1,200	—
Education	103,651	90,651	155,969
Health	118,619	123,550	107,108
Seniors, Community and Social Services	60,543	61,603	160,931
Technology and Innovation	11,607	10,807	7,347

Sub-total	518,756	520,302	681,202
DEBT SERVICING
Education	24,549	24,549	26,889
Infrastructure	24	24	2
Transportation and Economic Corridors	100,613	100,613	97,103

Sub-total	125,186	125,186	123,994

Total	50,280,497	50,201,481	53,834,781

CAPITAL INVESTMENT VOTES BY DEPARTMENT
DEPARTMENT CAPITAL ACQUISITIONS
Advanced Education	50	50	50
Affordability and Utilities	25	25	25
Agriculture and Irrigation	7,177	13,866	5,189
Arts, Culture and Status of Women	2,331	1,526	2,331
Children and Family Services	—	4,127	2,597
Education	565	790	565
Energy and Minerals	1,000	1,155	1,478
Environment and Protected Areas	59,396	27,896	65,550
Executive Council	25	25	25
Forestry and Parks	85,110	77,657	128,145
Health	28,865	28,865	29,815
Immigration and Multiculturalism	25	25	25
Indigenous Relations	25	25	25
Infrastructure	419,904	346,555	385,115
Jobs, Economy and Trade	11,970	15,946	14,650
Justice	17,816	22,853	14,119
Mental Health and Addiction	25	3,025	5,025
Municipal Affairs	600	5,272	550
Public Safety and Emergency Services	6,275	11,144	12,275
Seniors, Community and Social Services	4,072	7,472	4,072
Service Alberta and Red Tape Reduction	45,520	43,614	64,447
Technology and Innovation	112,385	91,788	115,649
Tourism and Sport	—	—	25
Transportation and Economic Corridors	1,837,114	1,513,097	1,351,142
Treasury Board and Finance	25	93	75

Sub-total	2,640,300	2,216,891	2,202,964

Government	10

CAPITAL INVESTMENT VOTES BY DEPARTMENT … continued
(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
CAPITAL FOR RELATED PARTIES
Infrastructure	1,272,952	1,014,459	1,463,935

Total	3,913,252	3,231,350	3,666,899

FINANCIAL TRANSACTIONS VOTES BY DEPARTMENT
LOANS AND ADVANCES
Advanced Education	1,060,100	1,261,100	1,240,200
Forestry and Parks	—	—	20,000
Seniors, Community and Social Services	19,700	19,700	19,700

Sub-total	1,079,800	1,280,800	1,279,900
INVENTORY ACQUISITION
Arts, Culture and Status of Women	990	990	1,090
Forestry and Parks	1,310	1,310	1,310
Health	88,876	88,876	159,196
Infrastructure	1,500	1,500	1,500
Service Alberta and Red Tape Reduction	5,500	5,500	5,500
Transportation and Economic Corridors	62,130	62,130	64,615

Sub-total	160,306	160,306	233,211
LAND DEVELOPMENT LIABILITY RETIREMENT
Infrastructure	17,609	4,609	13,199
ASSET RETIREMENT OBLIGATIONS AND ENVIRONMENTAL LIABILITIES
Arts, Culture and Status of Women	720	1,055	1,235
Environment and Protected Areas	100	100	100
Infrastructure	3,002	16,002	4,500
Transportation and Economic Corridors	—	—	1,500

Sub-total	3,822	17,157	7,335
LEGAL LIABILITY RETIREMENT
Affordability and Utilities	96,970	96,970	96,970
Infrastructure	4,575	4,534	—

Sub-total	101,545	101,504	96,970
LEASE LIABILITY RETIREMENT
Infrastructure	500	500	110
DISASTER LIABILITY RETIREMENT
Public Safety and Emergency Services	4,196	4,196	51,440

11	Government

FINANCIAL TRANSACTIONS VOTES BY DEPARTMENT … continued
(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEBT REPAYMENT
Technology and Innovation	—	25,000	—
Transportation and Economic Corridors	—	—	13,000

Sub-total	—	25,000	13,000
DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
Education	18,920	18,920	22,179
Infrastructure	928	928	343
Transportation and Economic Corridors	72,514	72,514	76,024

Sub-total	92,362	92,362	98,546

Total	1,460,140	1,686,434	1,793,711

CONTINGENCY VOTES BY DEPARTMENT
OPERATING EXPENSE
Advanced Education	—	21,149	—
Agriculture and Irrigation	—	2,500	—
Education	—	20,400	—
Forestry and Parks	—	793,027	—
Health	—	415,491	—
Indigenous Relations	—	3,000	—
Justice	—	546	—
Public Safety and Emergency Services	—	10,527	—
Seniors, Community and Social Services	—	154,300	—
Tourism and Sport	—	4,385	—
Treasury Board and Finance	1,500,000	—	2,000,000

Sub-total	1,500,000	1,425,325	2,000,000
CAPITAL GRANTS
Agriculture and Irrigation	—	5,000	—
Education	—	21,000	—
Mental Health and Addiction	—	17,515	—

Sub-total	—	43,515	—
CAPITAL PAYMENTS TO RELATED PARTIES
Education	—	13,155	—
Seniors, Community and Social Services	—	18,005	—

Sub-total	—	31,160	—

Total	1,500,000	1,500,000	2,000,000

Government	12

STATUTORY EXPENSE BY DEPARTMENT
(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE
Advanced Education	57,986	57,986	59,544
Arts, Culture and Status of Women	80	80	80
Children and Family Services	608,500	520,500	355,000
Education	373,091	373,091	377,441
Energy and Minerals	564	689	689
Environment and Protected Areas	5,000	40,281	5,000
Jobs, Economy and Trade	125,000	117,000	105,000
Public Safety and Emergency Services	43,655	43,655	43,655
Seniors, Community and Social Services	267,000	190,000	—
Service Alberta and Red Tape Reduction	25	25	25
Technology and Innovation	77,000	77,000	82,000
Treasury Board and Finance	608,755	607,713	613,880

Sub-total	2,166,656	2,028,020	1,642,314
CAPITAL GRANTS
Energy and Minerals	58,350	31,554	58,350
DEBT SERVICING
Treasury Board and Finance	2,808,450	3,096,450	3,326,450

Total	5,033,456	5,156,024	5,027,114

STATUTORY FINANCIAL TRANSACTIONS BY DEPARTMENT
LOANS AND ADVANCES
Treasury Board and Finance	20,763,175	22,853,273	23,631,817
DEBT REPAYMENT
Treasury Board and Finance	19,074,302	17,119,950	17,463,950

Total	39,837,477	39,973,223	41,095,767

13	Government

NON-CASH EXPENSE BY DEPARTMENT
(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE
Public Safety and Emergency Services	—	202,822	—
CAPITAL PAYMENTS TO RELATED PARTIES
Infrastructure	1,337,207	1,082,596	1,464,598
Technology and Innovation	4,000	4,000	4,000
Transportation and Economic Corridors	38,032	38,032	34,332

Sub-total	1,379,239	1,124,628	1,502,930
AMORTIZATION
Advanced Education	600	600	600
Affordability and Utilities	—	—	8
Agriculture and Irrigation	32,451	32,451	34,142
Arts, Culture and Status of Women	7,537	7,537	7,257
Children and Family Services	72	72	72
Education	1,896	1,840	1,476
Energy and Minerals	500	500	500
Environment and Protected Areas	4,382	4,382	4,144
Forestry and Parks	37,893	37,893	45,933
Health	18,250	18,250	18,250
Immigration and Multiculturalism	25	25	25
Indigenous Relations	63	63	63
Infrastructure	146,000	141,481	160,000
Jobs, Economy and Trade	2,126	2,126	2,126
Justice	3,835	3,835	3,835
Municipal Affairs	3,223	3,223	3,106
Public Safety and Emergency Services	29,209	29,209	29,209
Seniors, Community and Social Services	431	431	431
Service Alberta and Red Tape Reduction	18,100	18,100	18,100
Technology and Innovation	70,089	70,089	70,589
Tourism and Sport	12	12	12
Transportation and Economic Corridors	823,461	823,206	861,461
Treasury Board and Finance	50	50	50

Sub-total	1,200,205	1,195,375	1,261,389
CONSUMPTION OF INVENTORY
Arts, Culture and Status of Women	990	650	1,090
Forestry and Parks	1,310	1,310	1,310
Health	85,870	85,870	157,060
Infrastructure	1,500	1,500	1,500
Public Safety and Emergency Services	1,000	1,000	1,000
Service Alberta and Red Tape Reduction	5,500	5,500	5,500
Transportation and Economic Corridors	62,130	62,130	64,615

Sub-total	158,300	157,960	232,075

Government	14

NON-CASH EXPENSE BY DEPARTMENT … continued
(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
VALUATION ADJUSTMENTS AND OTHER PROVISIONS
Advanced Education	101,465	101,465	191,605
Affordability and Utilities	19,123	19,123	16,566
Arts, Culture and Status of Women	1,137	1,137	1,137
Children and Family Services	1,500	1,500	1,500
Education	64,255	68,137	663
Energy and Minerals	40	416	40
Environment and Protected Areas	2,252	2,252	2,252
Health	2,000	2,000	2,000
Infrastructure	5,966	36,585	10,951
Justice	6,289	6,289	6,289
Municipal Affairs	200	200	200
Public Safety and Emergency Services	795	7,188	795
Seniors, Community and Social Services	100	100	—
Service Alberta and Red Tape Reduction	567	567	567
Technology and Innovation	478	478	478
Transportation and Economic Corridors	12,000	12,255	9,000
Treasury Board and Finance	22,000	67,000	37,000

Sub-total	240,167	326,692	281,043
PENSION PROVISIONS
Treasury Board and Finance	(297,000)	(314,000)	(317,000)

Total	2,680,911	2,693,477	2,960,437

NON-CASH CAPITAL INVESTMENT BY DEPARTMENT
DONATED CAPITAL ASSETS
Transportation and Economic Corridors	9,162	24,532	4,455
ALTERNATIVELY FINANCED CAPITAL ASSETS
Infrastructure	64,255	68,137	663
CAPITAL ACQUIRED FROM RELATED PARTIES
Agriculture and Irrigation	38,032	38,032	34,332
Justice	4,000	4,000	4,000

Sub-total	42,032	42,032	38,332
CAPITAL ASSET REVALUATION
Infrastructure	—	27,300	—
INVESTMENT
Infrastructure	—	75,750	—

Total	115,449	237,751	43,450

15	Government

ENTITY STATUTORY EXPENSE BY MINISTRY
(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE
Advanced Education	5,290,786	5,578,765	5,523,027
Affordability and Utilities	31,915	31,915	32,673
Agriculture and Irrigation	592,613	2,374,087	640,347
Arts, Culture and Status of Women	27,210	27,210	32,210
Education	10,599,437	10,612,837	11,157,178
Energy and Minerals	366,315	373,808	381,976
Environment and Protected Areas	495,019	495,077	529,559
Executive Council	17,337	17,337	17,395
Health	16,748,742	17,005,066	17,389,546
Indigenous Relations	8,527	7,270	9,194
Justice	—	—	380
Municipal Affairs	15,425	15,143	16,231
Public Safety and Emergency Services	39,386	39,686	38,722
Seniors, Community and Social Services	199,710	219,010	256,559
Technology and Innovation	247,833	246,833	248,929
Tourism and Sport	72,090	74,243	80,648
Treasury Board and Finance	2,577,062	1,413,147	1,582,954

Sub-total	37,329,407	38,531,434	37,937,528
CAPITAL GRANTS
Environment and Protected Areas	5,000	9,000	5,000
Seniors, Community and Social Services	80,884	80,341	161,631

Sub-total	85,884	89,341	166,631
CAPITAL PAYMENTS TO RELATED PARTIES
Environment and Protected Areas	5,000	—	5,000
AMORTIZATION
Advanced Education	562,546	539,003	547,204
Affordability and Utilities	1,608	1,608	1,600
Agriculture and Irrigation	3,572	3,572	2,368
Arts, Culture and Status of Women	7	7	7
Education	476,932	465,777	482,880
Energy and Minerals	12,000	12,000	12,000
Environment and Protected Areas	30	30	30
Executive Council	35	35	19
Health	537,717	545,517	562,078
Municipal Affairs	508	392	479
Public Safety and Emergency Services	5	5	10
Seniors, Community and Social Services	51,500	51,500	51,500
Technology and Innovation	9,138	7,896	9,565
Tourism and Sport	66	106	124
Treasury Board and Finance	25,035	23,034	22,109

Sub-total	1,680,699	1,650,482	1,691,973

Government	16

ENTITY STATUTORY EXPENSE BY MINISTRY … continued
(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
CONSUMPTION OF INVENTORY
Advanced Education	179,701	180,289	196,381
Health	1,191,900	1,204,300	1,187,400

Sub-total	1,371,601	1,384,589	1,383,781
VALUATION ADJUSTMENTS AND OTHER PROVISIONS
Advanced Education	41	39,994	176,790
Affordability and Utilities	—	—	7
Agriculture and Irrigation	6,606	6,606	6,606
Education	425	425	425
Public Safety and Emergency Services	95	95	95
Seniors, Community and Social Services	5,000	5,000	5,000
Technology and Innovation	72	72	74

Sub-total	12,239	52,192	188,997
DEBT SERVICING
Advanced Education	34,247	34,247	32,546
Agriculture and Irrigation	83,472	108,460	104,383
Education	15,172	15,172	23,716
Health	15,000	18,200	18,000
Treasury Board and Finance	310	310	300

Sub-total	148,201	176,389	178,945
PENSION PROVISIONS
Advanced Education	(25,310)	(44,527)	(46,592)

Total	40,607,721	41,839,900	41,506,263

17	Government

ENTITY STATUTORY CAPITAL INVESTMENT BY MINISTRY
(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
Advanced Education	491,673	501,028	436,875
Affordability and Utilities	750	750	750
Agriculture and Irrigation	4,249	6,227	4,366
Education	761,206	751,005	919,241
Energy and Minerals	14,500	14,500	14,500
Environment and Protected Areas	17	34	17
Health	1,154,879	953,955	1,171,434
Indigenous Relations	—	20	—
Municipal Affairs	405	350	194
Public Safety and Emergency Services	25	25	25
Seniors, Community and Social Services	56,898	76,506	36,789
Technology and Innovation	20,107	29,883	18,936
Treasury Board and Finance	27,685	21,239	18,285

Total	2,532,394	2,355,522	2,621,412

ENTITY STATUTORY INVENTORY ACQUISITION BY MINISTRY
Advanced Education	181,000	181,588	194,626
Health	1,314,861	1,313,461	1,213,900

Total	1,495,861	1,495,049	1,408,526

Government	18

Advanced Education

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
EXPENSE	2,630,799	2,631,291	2,749,475
CAPITAL INVESTMENT	50	50	50
FINANCIAL TRANSACTIONS	1,060,100	1,261,100	1,240,200
CONTINGENCY	—	21,149	—

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic and Corporate Services

Provides key ministry support functions including corporate services, finance services, grant management, cross-ministry and intergovernmental strategies, strategic policy and planning, and governance and legislative support.

2	Support for Adult Learning

2.1	Adult Learning Program Delivery Support

Manages policies and programs that support post-secondary institutions, including operating and capital grant funding, program approvals and policy coordination.

2.2	Operating Support for Post-Secondary Institutions

Provides Operating and Program Support Grants to 26 post-secondary institutions to support operating costs including grants for apprenticeship classroom education.

2.3	Indigenous Education

Manages funding programs that support Indigenous Colleges and initiatives.

2.4	Adult Learning System Initiatives

Provides funding for short-term program initiatives, information technology, data collection, systems development, inter-jurisdiction programs and employment and satisfaction surveys.

3	Private Career Colleges and Student Aid

3.1	Private Career Colleges and Student Aid Program Delivery Support

Manages policies and programs that support student aid initiatives, including program approvals, and policy coordination along with licensing, monitoring and compliance reviews of the Private Career Colleges.

3.2	Student Aid Grants

Provides non-repayable grants for full time and part time studies to eligible student loan borrowers.

3.3	Scholarships and Awards

Provides funding for scholarships and awards to reward achievement and incent participation in post-secondary education.

3.4	Student Loan Disbursements

Provides repayable financial assistance to eligible students enrolled in a full time program at an approved post-secondary institution.

4	Regulated Professions

4.1	Professional Governance, Legislation and Land Agents Licensing

Oversees the legislation that governs 22 non-health professional regulatory organizations, and leads proposed legislative amendments for professional legislation.

4.2	Labour Mobility

Develops and implements targeted strategies for attracting and retaining the workers Alberta needs and initiatives aimed at fully engaging new Albertans in the workforce.

4.3	Fairness for Newcomers Office

Works with regulatory bodies to streamline and accelerate the assessment of qualifications for new workers in Canada and helps regulatory bodies meets their obligations under the Fairness Registration Practices Act.

5	Apprenticeship

5.1	Apprenticeship Program Delivery Support

Manages policies and programs that support apprenticeship and adult learning initiatives, including program approvals and policy coordination.

21	Advanced Education

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

5.2	Apprenticeship Grants

Provides grant funding to post-secondary institutions, industry partners and non-profit organizations to support operating costs for apprenticeship classroom education and investments in skilled trades related innovation.

5.3	Adult Learning Initiatives

Provides funding to industry partners and non-profit organizations for initiatives related to development, expansion and promotion of apprenticeship education.

6	Foundational Learning

6.1	Foundational Learning Program Delivery Support

Manages policies and programs that support foundational learning and community and adult learning, including program approvals and policy coordination.

6.2	Foundational Learning Assistance Grants

Provides grant funding to students to support the transition into post-secondary studies and help them find employment. This funding covers tuition, fees, books, and eligible living costs.

6.3	Community and Adult Learning

Provides funding to rural, remote and urban community providers to deliver non-formal literacy and numeracy learning.

7	Post-Secondary Infrastructure

7.1	Capital Expansion and Upgrading

Provides capital support to public post-secondary institutions for expansion and major preservation projects.

7.2	Capital Maintenance and Renewal

Provides grant funding for priority projects aimed at maintaining the condition of facilities.

Advanced Education	22

EXPENSE VOTE BY PROGRAM

(thousands of dollars)
		Comparable
		2023-24	2023-24	2024-25
		Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	1,129	835	845
1.2	Deputy Minister’s Office	870	648	654
1.3	Strategic and Corporate Services	13,105	13,105	12,832

	Sub-total	15,104	14,588	14,331
2	Support for Adult Learning
2.1	Adult Learning Program Delivery Support	12,211	10,445	10,074
2.2	Operating Support for Post-Secondary Institutions	1,977,036	1,968,177	2,010,152
2.3	Indigenous Education	6,640	6,640	6,640
2.4	Adult Learning System Initiatives	21,706	16,264	16,613

	Sub-total	2,017,593	2,001,526	2,043,479
3	Private Career Colleges and Student Aid
3.1	Private Career Colleges and Student Aid Program Delivery	38,966	40,835	40,674
	Support
3.2	Student Aid Grants	69,054	75,405	68,954
3.3	Scholarships and Awards	53,754	53,754	53,754

	Sub-total	161,774	169,994	163,382
4	Regulated Professions
4.1	Professional Governance, Legislation and Land Agents Licensing	1,035	1,035	1,041
4.2	Labour Mobility	126	126	127
4.3	Fairness for Newcomers Office	486	486	490

	Sub-total	1,647	1,647	1,658
5	Apprenticeship
5.1	Apprenticeship Program Delivery Support	20,465	21,965	31,980
5.2	Apprenticeship Grants	51,869	49,869	85,393
5.3	Adult Learning Initiatives	17,095	17,095	17,884

	Sub-total	89,429	88,929	135,257
6	Foundational Learning
6.1	Foundational Learning Program Delivery Support	3,487	3,487	3,487
6.2	Foundational Learning Assistance Grants	99,220	99,220	116,920
6.3	Community and Adult Learning	19,409	19,409	21,114

	Sub-total	122,116	122,116	141,521
CAPITAL PAYMENTS TO RELATED PARTIES
7	Post-Secondary Infrastructure
7.1	Capital Expansion and Upgrading	73,952	86,877	116,718
7.2	Capital Maintenance and Renewal	149,184	145,614	133,129

	Sub-total	223,136	232,491	249,847

Total		2,630,799	2,631,291	2,749,475

23	Advanced Education

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)
		Comparable
		2023-24	2023-24	2024-25
		Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic and Corporate Services	25	25	25
5	Apprenticeship
5.1	Apprenticeship Program Delivery Support	25	25	25

Total		50	50	50

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
LOANS AND ADVANCES
3	Private Career Colleges and Student Aid
3.4	Student Loan Disbursements	1,060,100	1,261,100	1,240,200

Total		1,060,100	1,261,100	1,240,200

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
3	Private Career Colleges and Student Aid
3.2	Student Aid Grants	—	8,749	—
5	Apprenticeship
5.2	Apprenticeship Grants	—	12,400	—

Total		—	21,149	—

Advanced Education	24

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)
		2024-25
		Estimate
1	Canada Student Loan Administration	9,013
	Funding is received from the federal government to administer Canada student loans and grants to Alberta students on a cost-recovery basis. Program 3.1
2	French Language Program	5,911
	Funding is received from the federal government to support French minority language and second language education programs. Program 2.2
3	Red Seal Secretariat	454

Funding from the federal government for the Red Seal Secretariat functions. The Red Seal Program helps to develop a highly qualified, productive and mobile skilled trades workforce by developing high-quality Red Seal products, including Red Seal occupational standards and interprovincial examinations for Red Seal trades in collaboration with industry. Program 5.1

Total		15,378

25	Advanced Education

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)
	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Heritage Scholarships	57,986	57,986	59,544
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	600	600	600
Valuation Adjustments and Other Provisions
Ministry Support Services	5	5	5
Provision for Future Cost of Student Loans Issued	101,460	101,460	191,600

Total	160,051	160,051	251,749

Advanced Education	26

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)

	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Ministry Support Services	14,331	605	—	—	14,936
Support for Adult Learning	2,043,479	—	—	(1,988,182)	55,297
Private Career Colleges and Student Aid	163,382	251,144	—	(23,849)	390,677
Regulated Professions	1,658	—	—	—	1,658
Apprenticeship	135,257	—	—	(77,954)	57,303
Foundational Learning	141,521	—	—	(1,883)	139,638
Post-Secondary Infrastructure	249,847	—	—	(249,847)	—
Post-Secondary Operations	—	—	6,443,402	(53,794)	6,389,608
Post-Secondary Debt Servicing	—	—	32,546	(32,546)	—
Post-Secondary Pension Provision	—	—	(46,592)	—	(46,592)

Total	2,749,475	251,749	6,429,356	(2,428,055)	7,002,525
CAPITAL INVESTMENT
Ministry Support Services	25	—	—	—	25
Apprenticeship	25	—	—	—	25
Post-Secondary Infrastructure	—	—	436,875	—	436,875

Total	50	—	436,875	—	436,925
INVENTORY ACQUISITION
Post-Secondary Operations	—	—	194,626	—	194,626

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	2,499,628	251,149	5,699,817	(2,145,662)	6,304,932
Capital payments to related parties	249,847	—	—	(249,847)	—
Amortization	—	600	547,204	—	547,804
Inventory consumption	—	—	196,381	—	196,381
Debt servicing costs - general	—	—	32,546	(32,546)	—
Pension provisions	—	—	(46,592)	—	(46,592)

Total	2,749,475	251,749	6,429,356	(2,428,055)	7,002,525
CAPITAL INVESTMENT	50	—	436,875	—	436,925
INVENTORY ACQUISITION	—	—	194,626	—	194,626

27	Advanced Education

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)

	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
REVENUE
Internal Government Transfers	297,932	298,866	298,719
Transfers from Government of Canada	537,404	528,953	528,058
Transfers from Alberta Heritage Scholarship Fund	57,986	57,986	59,544
Labour Market Development	158,281	158,281	158,281
Investment Income	362,647	428,395	416,188
Premiums, Fees and Licences	4,018	4,057	4,085
Tuition and Non-Credit Courses	1,771,259	1,925,111	1,998,965
Donations, Grants and Contributions	365,615	443,363	439,567
Sales, Rentals and Services	519,685	548,875	532,958
Other Revenue	130,672	130,672	173,312

Ministry Total	4,205,499	4,524,559	4,609,677
Inter-Ministry Consolidations	(416,998)	(417,932)	(419,343)

Consolidated Total	3,788,501	4,106,627	4,190,334
EXPENSE
Ministry Support Services	15,709	15,193	14,936
Support for Adult Learning	59,892	52,684	55,297
Private Career Colleges and Student Aid	300,371	317,340	393,677
Regulated Professions	1,647	1,647	1,658
Apprenticeship	47,875	47,875	57,303
Foundational Learning	119,633	119,633	139,638
Post-Secondary Operations	6,031,074	6,336,051	6,441,402
Post-Secondary Debt Servicing	34,247	34,247	32,546
Post-Secondary Pension Provision	(25,310)	(44,527)	(46,592)

Ministry Total	6,585,138	6,880,143	7,089,865
Inter-Ministry Consolidations	(89,041)	(89,041)	(87,340)

Consolidated Total	6,496,097	6,791,102	7,002,525

Net Operating Result	(2,707,596)	(2,684,475)	(2,812,191)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	25	25	25
Apprenticeship	25	25	25
Post-Secondary Infrastructure	491,673	501,028	436,875

Consolidated Total	491,723	501,078	436,925
AMORTIZATION	(563,146)	(539,603)	(547,804)

Change in Capital Assets Total	(71,423)	(38,525)	(110,879)

Advanced Education	28

MINISTRY FINANCIAL STATEMENTS…continued
CHANGE IN INVENTORY ASSETS
(thousands of dollars)
	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
INVENTORY ACQUISITION
Post-Secondary Operations	181,000	181,588	194,626

Consolidated Total	181,000	181,588	194,626
CONSUMPTION (Cost of Goods)	(179,701)	(180,289)	(196,381)

Change in Inventory Assets Total	1,299	1,299	(1,755)

29	Advanced Education

Affordability and Utilities

AMOUNTS TO BE VOTED
(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
EXPENSE	87,128	76,219	41,286
CAPITAL INVESTMENT	25	25	25
FINANCIAL TRANSACTIONS	96,970	96,970	96,970

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides strategic, financial, and legislative advice and services to support ministry objectives and requirements.

2	Affordability and Utilities

2.1	Affordability and Utilities

Affordability coordinates Alberta’s affordability plan. Utilities develops and maintains the policy framework to ensure a safe, reliable and affordable utility system.

2.2	Utilities Consumer Advocate

Supports energy consumers through advocacy at regulatory proceedings, consumer education, and mediation services.

3	Utility Rebate and Grant Programs

Provides support to eligible consumers to ensure the cost of utilities remains affordable.

4	Climate Change

4.1	Renewable Electricity Program

Costs incurred to support renewable energy projects through the development and construction of infrastructure and the subsequent generation of renewable energy.

4.2	Coal Phase-Out Agreements

Costs incurred to support the elimination of coal power generation by 2030.

31	Affordability and Utilities

EXPENSE VOTE BY PROGRAM
(thousands of dollars)
		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	847	847	865
1.2	Deputy Minister’s Office	720	720	659
1.3	Corporate Services	1,807	1,807	3,319

	Sub-total	3,374	3,374	4,843
2	Affordability and Utilities
2.1	Affordability and Utilities	8,501	8,501	7,785
2.2	Utilities Consumer Advocate	6,662	7,512	8,158

	Sub-total	15,163	16,013	15,943
3	Utility Rebate and Grant Programs	49,266	49,907	1,700
4	Climate Change
4.1	Renewable Electricity Program	12,400	—	12,400
CAPITAL GRANTS
2	Affordability and Utilities
2.1	Affordability and Utilities	6,925	6,925	6,400

Total		87,128	76,219	41,286

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Corporate Services	25	25	25

Total		25	25	25

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
LEGAL LIABILITY RETIREMENT
4	Climate Change
4.2	Coal Phase-Out Agreements	96,970	96,970	96,970

Total		96,970	96,970	96,970

Affordability and Utilities	32

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)
		2024-25 Estimate
1	Utilities Consumer Advocate	8,158
	Funding from the electrical system’s Balancing Pool and from two provincial natural gas distributors (80/20 per cent) is used for the operations of the Utilities Consumer Advocate. Program 2.2

Total		8,158

33	Affordability and Utilities

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	—	—	8
Valuation Adjustments and Other Provisions
Affordability and Utilities	30	30	—
Climate Change	19,093	19,093	16,566

Total	19,123	19,123	16,574

Affordability and Utilities	34

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Ministry Support Services	4,843	8	—	—	4,851
Affordability and Utilities	22,343	—	—	—	22,343
Utility Rebate and Grant Programs	1,700	—	—	—	1,700
Climate Change	12,400	16,566	—	—	28,966
Utilities Regulation	—	—	34,280	—	34,280

Total	41,286	16,574	34,280	—	92,140
CAPITAL INVESTMENT
Ministry Support Services	25	—	—	—	25
Utilities Regulation	—	—	750	—	750

Total	25	—	750	—	775

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	34,886	16,566	32,680	—	84,132
Capital grants	6,400	—	—	—	6,400
Amortization	—	8	1,600	—	1,608

Total	41,286	16,574	34,280	—	92,140
CAPITAL INVESTMENT	25	—	750	—	775

35	Affordability and Utilities

MINISTRY FINANCIAL STATEMENTS STATEMENT OF OPERATIONS
(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
REVENUE
Investment Income	400	400	400
Net Income Balancing Pool	102,649	148,998	64,510
Other Revenue	13,819	89,159	118,065
Utility Regulation Industry Levies and Licences	32,250	32,250	33,015

Consolidated Total	149,118	270,807	215,990
EXPENSE
Ministry Support Services	3,374	3,374	4,851
Affordability and Utilities	22,118	22,968	22,343
Utility Rebate and Grant Programs	49,266	49,907	1,700
Climate Change	31,493	19,093	28,966
Utilities Regulation	33,523	33,523	34,280

Consolidated Total	139,774	128,865	92,140

Net Operating Result	9,344	141,942	123,850

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	25	25	25
Utilities Regulation	750	750	750

Consolidated Total	775	775	775
AMORTIZATION	(1,608)	(1,608)	(1,608)

Change in Capital Assets Total	(833)	(833)	(833)

Affordability and Utilities	36

Agriculture and Irrigation

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
EXPENSE	679,936	786,899	779,230
CAPITAL INVESTMENT	7,177	13,866	5,189
CONTINGENCY	—	7,500	—

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Farmers’ and Property Rights Advocate

Provides supports for farmers and ranchers including advocacy, energy, utility and surface rights and rural dispute resolution. Listens to Albertans’ concerns regarding property rights and brings them before government.

1.4	Corporate Services

Provides ministry strategic and support functions including policy development, fiscal management, legislative planning, and solutions to support ministry operations.

2	Rural Programming and Agricultural Societies

2.1	Rural Programming

Rural Programming provides communication outreach, administers grant support for rural agriculture programming, and promotes agricultural contributions to rural Alberta.

2.2	Agricultural Societies and Exhibitions

Administers programs and funding for 283 primary Agricultural Societies to support event hosting and managing community facilities. Also responsible for regulatory oversight of the Agricultural Societies Act.

2.3	Rural Economic Development

Rural Economic Development is responsible for the implementation of the Economic Development in Rural Alberta Plan, and providing economic capacity support to rural communities and the agriculture sector in Alberta.

3	Trade, Investment and Food Inspection

3.1	Export and Investment

Attracts investment to agri-food and bio-industrial sectors, expands export opportunities for Alberta’s businesses, and delivers programs to grow Alberta’s agri-food sector.

3.2	Food Inspection and Surveillance

Provides oversight in provincial meat/dairy facilities, protects public safety, addresses risk via surveillance, inspection, and outreach. Conducts lab testing in support of disease investigations/export.

3.3	Food and Bio-Processing

Provides scientific expertise, specialized facilities to support product/process development along with business incubation, and business development services for processors to reach local/global markets.

3.4	Intergovernmental and Trade Relations

Provides analysis and advice on trade, transportation and labour files, and coordination of inter-governmental policy negotiations, which directly support the Ministry’s vision and strategic goals.

4	Primary Agriculture

4.1	Animal Health and Assurance

Conducts health monitoring, surveillance, and disease investigations in Alberta’s livestock industries. Develops regulations and response policies and programs to support market access, food safety, and public health.

4.2	Crop Health and Assurance

Focuses on monitoring, surveillance, and risk mitigation in Alberta’s crop industries and develops regulations and response policies for Alberta’s crop, bee/honey industries, and supports for farm safety education.

Agriculture and Irrigation	38

4.3	Agricultural Service Boards

Manages grant agreements to 69 Agricultural Service Boards to assist municipalities with projects, enforcement, and developing programs and services that improve stewardship and agricultural capacity in Alberta.

4.4	Agriculture Research

Supports the delivery of grants for Alberta’s agriculture research program to meet the needs of farmers, ranchers, and others in the agriculture industry.

DESCRIPTION OF SUPPLY VOTE PROGRAMS continued

4.5	Marketing Council

The Alberta Agricultural Products Marketing Council is the oversight body for Alberta’s 20 agricultural marketing boards and commissions, and provides advice to the Minister on matters related to their governance.

4.6	Natural Resource Management

Seeks to ensure agriculture is sustainable by developing policy and programming that promotes environmental stewardship, increases irrigation capacity, and facilitates emergency planning in the agriculture sector.

4.7	Irrigation Infrastructure Assistance

Irrigation Infrastructure Assistance primarily delivers capital grants for the Irrigation Rehabilitation Program to increase conveyance efficiency of Alberta’s irrigation network.

5	Agriculture Insurance and Income Support

5.1	Insurance

Provides the provincial funding to Agriculture Financial Services Corporation (AFSC) to deliver crop, hail, livestock, and wildlife damage compensation insurance programs to mitigate risks associated with crop production and fluctuations in commodity prices.

5.2	Agriculture Income Support

Provides the provincial funding to AFSC to deliver the Agriculture Income Support program for Canadian agricultural producers with an ongoing whole-farm risk management tool.

6	Water Management

Responsible for the comprehensive operation and maintenance of government owned water management infrastructure and administration of the Provincial Dam Safety program under the Water Act.

7	Sustainable Canadian Agricultural Partnership

7.1	Agri-food and Agri-based Industry Support

Supports economic, environmental and social areas through: building sector capacity, growth and competitiveness, climate change and environment, market development and trade; along with resiliency and public trust.

7.2	Agricultural Science, Research and Innovation

Additional funding from the Partnership that supports research and innovation.

39	Agriculture and Irrigation

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	877	877	877
1.2	Deputy Minister’s Office	786	786	810
1.3	Farmers’ and Property Rights Advocate	1,072	1,072	1,142
1.4	Corporate Services	8,870	8,870	9,208

	Sub-total	11,605	11,605	12,037
2	Rural Programming and Agricultural Societies
2.1	Rural Programming	2,252	2,252	2,303
2.2	Agricultural Societies and Exhibitions	11,462	11,462	11,462
2.3	Rural Economic Development	5,265	5,265	5,626

	Sub-total	18,979	18,979	19,391
3	Trade, Investment and Food Inspection
3.1	Export and Investment	5,146	5,146	4,917
3.2	Food Inspection and Surveillance	13,292	13,292	14,468
3.3	Food and Bio-Processing	8,425	8,425	8,518
3.4	Intergovernmental and Trade Relations	7,013	7,013	5,994

	Sub-total	33,876	33,876	33,897
4	Primary Agriculture
4.1	Animal Health and Assurance	10,132	10,132	9,960
4.2	Crop Health and Assurance	4,035	4,035	4,750
4.3	Agricultural Service Boards	11,896	11,896	11,910
4.4	Agriculture Research	26,925	26,925	26,925
4.5	Marketing Council	952	952	1,000
4.6	Natural Resource Management	9,946	9,946	10,411

	Sub-total	63,886	63,886	64,956
5	Agriculture Insurance and Income Support
5.1	Insurance	368,646	376,759	421,998
5.2	Agriculture Income Support	50,067	182,595	44,061

	Sub-total	418,713	559,354	466,059
6	Water Management	20,788	23,502	35,180
7	Sustainable Canadian Agricultural Partnership
7.1	Agri-food and Agri-based Industry Support	46,922	46,922	45,948
7.2	Agricultural Science, Research and Innovation	11,575	11,575	14,600

	Sub-total	58,497	58,497	60,548

Agriculture and Irrigation	40

EXPENSE VOTE BY PROGRAM continued

(thousands of dollars)		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
CAPITAL GRANTS
2	Rural Programming and Agricultural Societies
2.2	Agricultural Societies and Exhibitions	2,500	2,500	2,500
4	Primary Agriculture
4.4	Agriculture Research	—	—	3,200
4.6	Natural Resource Management	—	—	8,750
4.7	Irrigation Infrastructure Assistance	49,892	13,500	72,712

	Sub-total	49,892	13,500	84,662
CAPITAL PAYMENTS TO RELATED PARTIES
4	Primary Agriculture
4.1	Animal Health and Assurance	1,200	1,200	—

Total		679,936	786,899	779,230

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Corporate Services	990	990	990
3	Trade, Investment and Food Inspection
3.2	Food Inspection and Surveillance	301	336	301
3.3	Food and Bio-Processing	727	2,357	2,739

	Sub-total	1,028	2,693	3,040
4	Primary Agriculture
4.1	Animal Health and Assurance	—	24	—
4.6	Natural Resource Management	159	159	159

	Sub-total	159	183	159
6	Water Management	5,000	10,000	1,000

Total		7,177	13,866	5,189

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
6	Water Management	—	2,500	—

CAPITAL GRANTS
4	Primary Agriculture
4.6	Natural Resource Management	—	5,000	—

Total		—	7,500	—

41	Agriculture and Irrigation

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2024-25 Estimate
1	Sustainable Canadian Agricultural Partnership
	Federal funding provided through the bilateral Sustainable Canadian Agricultural Partnership Agreement is used to support a profitable and innovative agriculture, agri-food and agri-based industry. Program 7	55,464
2	Water Management Infrastructure
	Revenue from annual fees collected from developers through Use of Works Agreements is used to offset costs of maintenance and upgrading of provincial water management infrastructure systems. Program 6	3,644

Total		59,108

Agriculture and Irrigation	42

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	203	203	203
Trade, Investment and Food Inspection	2,203	2,203	2,203
Primary Agriculture	1,867	1,867	1,867
Water Management	28,178	28,178	29,869

Total	32,451	32,451	34,142

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Water Management	38,032	38,032	34,332

Total	38,032	38,032	34,332

43	Agriculture and Irrigation

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Ministry Support Services	12,037	203	—	(30)	12,210
Rural Programming and Agricultural Societies	21,891	—	—	—	21,891
Trade, Investment and Food Inspection	33,897	2,203	—	(400)	35,700
Primary Agriculture	149,618	1,867	—	(184)	151,301
Lending	—	—	31,187	—	31,187
Insurance	421,998	—	528,446	(424,467)	525,977
Agriculture Income Support	44,061	—	89,688	(44,061)	89,688
Water Management	35,180	29,869	—	—	65,049
Sustainable Canadian Agricultural Partnership	60,548	—	—	(227)	60,321
Debt Servicing Costs	—	—	104,383	(104,383)	—

Total	779,230	34,142	753,704	(573,752)	993,324
CAPITAL INVESTMENT
Ministry Support Services	990	—	—	—	990
Trade, Investment and Food Inspection	3,040	—	—	—	3,040
Primary Agriculture	159	—	—	—	159
Lending	—	—	408	—	408
Insurance	—	—	3,708	—	3,708
Agriculture Income Support	—	—	250	—	250
Water Management	1,000	34,332	—	(34,332)	1,000

Total	5,189	34,332	4,366	(34,332)	9,555

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	692,068	—	646,953	(469,369)	869,652
Capital grants	87,162	—	—	—	87,162
Amortization	—	34,142	2,368	—	36,510
Debt servicing costs—general	—	—	104,383	(104,383)	—

Total	779,230	34,142	753,704	(573,752)	993,324
CAPITAL INVESTMENT	5,189	34,332	4,366	(34,332)	9,555

Agriculture and Irrigation	44

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
REVENUE
Transfers of Assets or Liabilities from Related Parties	38,032	38,032	34,332
Transfers from Government of Canada	479,779	677,292	537,455
Investment Income	125,659	112,552	148,343
Premiums, Fees and Licences	630,030	709,567	712,423
Other Revenue	4,913	7,627	5,127

Ministry Total	1,278,413	1,545,070	1,437,680
Inter-Ministry Consolidations	(38,594)	(38,594)	(35,044)

Consolidated Total	1,239,819	1,506,476	1,402,636
EXPENSE
Ministry Support Services	11,808	11,808	12,240
Rural Programming and Agricultural Societies	21,479	21,479	21,891
Trade, Investment and Food Inspection	36,079	36,079	36,100
Primary Agriculture	116,845	85,453	151,485
Lending	32,306	33,774	31,187
Insurance	464,855	1,932,283	527,796
Agriculture Income Support	104,980	417,558	89,688
Water Management	48,966	54,180	65,049
Sustainable Canadian Agricultural Partnership	58,497	58,497	60,548
Debt Servicing Costs	83,472	108,460	104,383

Ministry Total	979,287	2,759,571	1,100,367
Inter-Ministry Consolidations	(87,332)	(114,600)	(107,043)

Consolidated Total	891,955	2,644,971	993,324

Net Operating Result	347,864	(1,138,495)	409,312

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	990	990	990
Trade, Investment and Food Inspection	1,028	2,693	3,040
Primary Agriculture	159	183	159
Lending	176	1,205	408
Insurance	3,965	4,260	3,708
Agriculture Income Support	108	762	250
Water Management	43,032	48,032	35,332

Ministry Total	49,458	58,125	43,887
Inter-Ministry Consolidations	(38,032)	(38,032)	(34,332)

Consolidated Total	11,426	20,093	9,555
AMORTIZATION	(36,023)	(36,023)	(36,510)

Change in Capital Assets Total	(24,597)	(15,930)	(26,955)

45	Agriculture and Irrigation

Arts, Culture and Status of Women

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
EXPENSE	269,655	264,671	253,197
CAPITAL INVESTMENT	2,331	1,526	2,331
FINANCIAL TRANSACTIONS	1,710	2,045	2,325

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides key ministry support functions including corporate services, financial services, grant management, cross-ministry and intergovernmental strategies, strategic policy and planning, governance and legislative support.

2	Community and Voluntary Support Services

2.1	Community Engagement

Provides leadership and assistance to the non-profit/voluntary sector to enhance capacity, lead research, planning, and initiatives.

2.2	Community Initiatives Program

Funds various grants that support community-based non-profit organizations.

2.3	Other Initiatives

Funds projects that fall outside the parameters of the Community Initiatives Program and Community Facility Enhancement Program.

2.4	Major Fairs

Provides operational grants to support Alberta’s major urban fairs.

2.5	Community Facility Enhancement Program

Assists non-profit organizations with the renewal, expansion, purchase, or build of public-use community facilities.

2.6	Support for Culture Infrastructure

Assists non-profit organizations in the construction of community and cultural facilities through capital funding.

2.7	Investing in Canada Infrastructure - Community, Culture and Recreation

Funds initiatives to improve access and quality of cultural, recreational and community infrastructure for Canadians, including Indigenous peoples and vulnerable populations.

3	Cultural Industries

3.1	Program Support

Supports policy analysis, information management, and strategic, financial, and operational planning matters.

3.2	Cultural Industries

Supports Alberta’s cultural industries, operates the provincial film commission, and oversees the operation of the Northern and Southern Alberta Jubilee Auditoria.

3.3	Alberta Media Fund

Provides grants to support film and television production in Alberta and support for cultural industries initiatives and organizations.

4	Arts

4.1	Arts

Provides funding and support to Alberta’s arts sector through the Alberta Foundation for the Arts and the Foundation’s art collection. Also promotes the value of the arts and manages film classification services.

4.2	Assistance to the Alberta Foundation for the Arts

Provides funding to support the Alberta Foundation for the Arts.

5	Francophone Secretariat

5.1	Francophone Secretariat

Acts as the coordinating body in the implementation of the cross-government French Policy and as a liaison between the government’s various ministries and Alberta’s Francophonie.

5.2	French Language Services

Negotiates and administers federal funding under the multi-year Canada-Alberta Agreement on French-Language Services. Federal funding is used to support the development and delivery of government services in French.

47	Arts, Culture and Status of Women

DESCRIPTION OF SUPPLY VOTE PROGRAMS continued

6	Heritage

6.1	Program Support

Supports business activities, including policy analysis, information management, and strategic, financial, and operational planning matters.

6.2	Royal Alberta Museum

The central repository and showcase for much of the Province’s collections and associated knowledge that document the broad range of historic and contemporary Alberta human and natural history.

6.3	Royal Tyrrell Museum

Dedicated to the collection, preservation, research, display, and interpretation of the Province’s rich and diverse palaeontological resources.

6.4	Historic Sites and Other Museums

Includes 17 historical sites and interpretive centres across the Province focused on collecting, conserving, researching and presenting Alberta’s heritage.

6.5	Provincial Archives of Alberta

Primary repository for textual, audiovisual, photographic, and other archival records, acquired from both the government and private sectors.

6.6	Historic Resources Management

Regulates potential adverse effects to significant Alberta historic resources, which include historic buildings, archaeological sites and Indigenous heritage traditional use sites.

6.7	Support to Glenbow Museum

Provides annual contract funding to the Glenbow to conserve and display government-owned objects in the institution’s collections.

6.8	Heritage Preservation Partnership Programs

Provides project grants to preserve and interpret Alberta’s heritage through research and heritage awareness initiatives and projects to conserve legally protected heritage buildings.

6.9	Support for Provincial Heritage Organizations

Offers annual operational grants to six provincial heritage organizations that provide programs and services to their institutional and individual members.

6.10	Heritage Capital and Repairs

Facilitates investment in exhibits, equipment, information technology, and capital repairs and maintenance throughout a network of 20 museums, historic sites and interpretive centres.

7	Status of Women

Develops and promotes strategic policies and solutions that improve women’s economic security, address gender-based violence and support diversity and inclusion.

Arts, Culture and Status of Women	48

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	880	880	900
1.2	Deputy Minister’s Office	900	900	920
1.3	Corporate Services	5,288	5,788	5,869

	Sub-total	7,068	7,568	7,689
2	Community and Voluntary Support Services
2.1	Community Engagement	7,080	7,080	7,635
2.2	Community Initiatives Program	17,525	17,025	16,025
2.3	Other Initiatives	3,200	3,275	2,950
2.4	Major Fairs	6,805	6,805	6,805

	Sub-total	34,610	34,185	33,415
3	Cultural Industries
3.1	Program Support	790	790	325
3.2	Cultural Industries	7,005	7,005	7,230
3.3	Alberta Media Fund	8,000	8,000	8,000

	Sub-total	15,795	15,795	15,555
4	Arts
4.1	Arts	3,135	3,135	3,225
4.2	Assistance to the Alberta Foundation for the Arts	25,585	25,585	30,085

	Sub-total	28,720	28,720	33,310
5	Francophone Secretariat
5.1	Francophone Secretariat	740	740	775
5.2	French Language Services	650	1,600	3,300

	Sub-total	1,390	2,340	4,075
6	Heritage
6.1	Program Support	1,547	1,547	1,472
6.2	Royal Alberta Museum	11,040	10,540	12,440
6.3	Royal Tyrrell Museum	6,770	6,770	6,860
6.4	Historic Sites and Other Museums	8,375	8,150	8,960
6.5	Provincial Archives of Alberta	3,330	3,330	3,410
6.6	Historic Resources Management	5,250	4,875	5,405
6.7	Support to Glenbow Museum	2,288	2,288	2,288
6.8	Heritage Preservation Partnership Programs	1,450	1,450	1,450
6.9	Support for Provincial Heritage Organizations	1,705	1,705	1,705
6.10	Heritage Capital and Repairs	—	805	—

	Sub-total	41,755	41,460	43,990
7	Status of Women	4,030	6,068	19,783

49	Arts, Culture and Status of Women

EXPENSE VOTE BY PROGRAM continued

(thousands of dollars)		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
CAPITAL GRANTS
2	Community and Voluntary Support Services
2.5	Community Facility Enhancement Program	50,000	50,000	50,000
2.6	Support for Culture Infrastructure	45,099	45,099	22,365
2.7	Investing in Canada Infrastructure - Community, Culture and Recreation	41,188	33,436	23,015
	Sub-total	136,287	128,535	95,380

Total		269,655	264,671	253,197

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
3	Cultural Industries
3.2	Cultural Industries	385	385	385
6	Heritage
6.10	Heritage Capital and Repairs	1,946	1,141	1,946

Total		2,331	1,526	2,331

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
6	Heritage
6.2	Royal Alberta Museum	730	730	830
6.4	Historic Sites and Other Museums	250	250	250
6.5	Provincial Archives of Alberta	10	10	10

	Sub-total	990	990	1,090
ASSET RETIREMENT OBLIGATIONS AND ENVIRONMENTAL LIABILITIES
6	Heritage
6.10	Heritage Capital and Repairs	720	1,055	1,235

Total		1,710	2,045	2,325

Arts, Culture and Status of Women	50

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2024-25 Estimate
1	Heritage	16,043
	The ministry collects various fees and other revenue that are used to partially offset the cost of providing services. Program 6
2	Jubilee Auditoria	7,401
	Generates revenue from rentals, fees and other sources that are used to offset the cost of providing services. Program 3
3	Financial and Administrative Services	2,847
	Provides financial and administrative services. Costs incurred by the Department for these services are recovered. Programs 1.3 and 4.1

Total		26,291

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
2	Jubilee Auditoria	357
	Generates revenue from rentals, fees and other sources that are used to offset the cost of providing services. Program 3

Total		357

51	Arts, Culture and Status of Women

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Queen’s Golden Jubilee Scholarship	80	80	80

DEPARTMENT NON-CASH AMOUNTS
Amortization
Cultural Industries	540	540	445
Heritage	6,997	6,997	6,812
Consumption of Inventory
Heritage	990	650	1,090
Valuation Adjustments and Other Provisions
Ministry Support Services	137	137	137
Heritage	1,000	1,000	1,000

Total	9,744	9,404	9,564

Arts, Culture and Status of Women	52

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Ministry Support Services	7,689	137	—	(500)	7,326
Community and Voluntary Support Services	128,795	80	—	—	128,875
Cultural Industries	15,555	445	—	—	16,000
Arts	33,310	—	32,217	(33,982)	31,545
Francophone Secretariat	4,075	—	—	—	4,075
Heritage	43,990	8,902	—	(250)	52,642
Status of Women	19,783	—	—	—	19,783

Total	253,197	9,564	32,217	(34,732)	260,246
CAPITAL INVESTMENT
Cultural Industries	385	—	—	—	385
Heritage	1,946	—	—	—	1,946

Total	2,331	—	—	—	2,331
INVENTORY ACQUISITION
Heritage	1,090	—	—	—	1,090

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	157,817	1,217	32,210	(34,732)	156,512
Capital grants	95,380	—	—	—	95,380
Amortization	—	7,257	7	—	7,264
Inventory consumption	—	1,090	—	—	1,090

Total	253,197	9,564	32,217	(34,732)	260,246
CAPITAL INVESTMENT	2,331	—	—	—	2,331
INVENTORY ACQUISITION	1,090	—	—	—	1,090

53	Arts, Culture and Status of Women

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
REVENUE
Internal Government Transfers	80	580	580
Transfers from Government of Canada	41,938	37,249	42,103
Investment Income	100	100	100
Premiums, Fees and Licences	12,683	11,683	13,993
Other Revenue	14,333	13,733	14,433

Ministry Total	69,134	63,345	71,209
Inter-Ministry Consolidations	(80)	(580)	(580)

Consolidated Total	69,054	62,765	70,629
EXPENSE
Ministry Support Services	7,205	7,705	7,826
Community and Voluntary Support Services	170,977	162,800	128,875
Cultural Industries	16,335	16,335	16,000
Arts	28,005	28,005	33,095
Francophone Secretariat	1,390	2,340	4,075
Heritage	50,742	50,107	52,892
Status of Women	4,030	6,068	19,783

Ministry Total	278,684	273,360	262,546
Inter-Ministry Consolidations	(1,800)	(2,300)	(2,300)

Consolidated Total	276,884	271,060	260,246

Net Operating Result	(207,830)	(208,295)	(189,617)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Cultural Industries	385	385	385
Heritage	1,946	1,141	1,946

Consolidated Total	2,331	1,526	2,331
AMORTIZATION	(7,544)	(7,544)	(7,264)

Change in Capital Assets Total	(5,213)	(6,018)	(4,933)

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION
Heritage	990	990	1,090

Consolidated Total	990	990	1,090
CONSUMPTION	(990)	(650)	(1,090)

Change in Inventory Assets Total	—	340	—

Arts, Culture and Status of Women	54

Children and Family Services

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
EXPENSE	1,122,635	1,122,785	1,147,670
CAPITAL INVESTMENT	—	4,127	2,597

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides business services and corporate finance for the ministry.

2	Child Intervention

2.1	Program Planning and Supports

Sustains non-program supports for regional service delivery.

2.2	Child Intervention Delivery

Complies with legislative mandate to assess child safety and provide critical services to families and children.

2.3	Supports for Permanency

Provides financial support to families who adopt or obtain private guardianship of children in permanent government care.

2.4	Kinship and Foster Care Support

Provides culturally-appropriate and diverse supports to children temporarily unable to live in their family home.

3	Early Intervention Services for Children and Youth

3.1	Early Intervention and Early Childhood Development

Mitigates the need of child intervention services and enhances child, youth and family resiliency through a variety of supports (e.g. mentoring, parenting resources, home visitation, and supports for healthy development).

3.2	Youth in Transition

Supports vulnerable youth, with previous or current child intervention involvement, transitioning to adulthood through financial, mentoring and bursary programs and the cost of post-secondary education.

4	Prevention of Family and Sexual Violence

4.1	Program Planning and Delivery

Management and delivery of programs and resources that help prevent family violence, sexual violence and abuse, and promote healthy relationships in Alberta.

4.2	Prevention of Family and Sexual Abuse

Provides grant funding to community-based organizations to prevent family violence, sexual violence and abuse, and promote healthy relationships in Alberta.

4.3	Women’s Shelters

Provides safe accommodation for women and children in crisis due to family violence, and helps connect them with the resources they need to rebuild their lives.

5	Indigenous Partnerships

5.1	Policy and Partnerships

Provides strategic advice and support for innovative policy development and implementation as well as leads partnership and agreement discussions with Indigenous stakeholders.

5.2	Indigenous Connections

Strengthens relationships between the Ministry and Indigenous and Community Stakeholders.

6	Affordability Supports and Inflation Relief – Families with Children

Affordability relief measure targeted at the most vulnerable Albertans to address the rising cost of living resulting from high inflation.

Children and Family Services	56

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE
	1	Ministry Support Services
	1.1	Minister’s Office	742	742	755
	1.2	Deputy Minister’s Office	756	756	771
	1.3	Corporate Services	4,585	4,585	4,729

		Sub-total	6,083	6,083	6,255
	2	Child Intervention
	2.1	Program Planning and Supports	11,178	11,178	11,443
	2.2	Child Intervention Delivery	545,859	542,459	563,063
	2.3	Supports for Permanency	67,619	67,619	69,316
	2.4	Kinship and Foster Care Support	244,151	244,151	250,317

		Sub-total	868,807	865,407	894,139
	3	Early Intervention Services for Children and Youth
	3.1	Early Intervention and Early Childhood Development	80,839	80,839	81,012
	3.2	Youth in Transition	67,964	67,964	71,328

		Sub-total	148,803	148,803	152,340
	4	Prevention of Family and Sexual Violence
	4.1	Program Planning and Delivery	2,480	2,480	2,529
	4.2	Prevention of Family and Sexual Abuse	23,212	25,762	26,212
	4.3	Women’s Shelters	54,313	58,763	55,813

		Sub-total	80,005	87,005	84,554
	5	Indigenous Partnerships
	5.1	Policy and Partnerships	7,637	7,637	7,742
	5.2	Indigenous Connections	2,600	2,600	2,640

		Sub-total	10,237	10,237	10,382
	6	Affordability Supports and Inflation Relief – Families with Children	7,700	1,700	—
CAPITAL GRANTS
	2	Child Intervention
	2.2	Child Intervention Delivery	1,000	3,000	—
	4	Prevention of Family and Sexual Violence
	4.3	Women’s Shelters	—	550	—

Total			1,122,635	1,122,785	1,147,670

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
	2	Child Intervention
	2.2	Child Intervention Delivery	—	4,127	2,597

Total			—	4,127	2,597

57	Children and Family Services

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Child and Family Benefit	345,000	324,000	355,000
Affordability Supports and Inflation Relief – Families with Children	263,500	196,500	—
DEPARTMENT NON-CASH AMOUNTS
Amortization
Child Intervention	72	72	72
Valuation Adjustments and Other Provisions
Child Intervention	1,500	1,500	1,500

Total	610,072	522,072	356,572

Children and Family Services	58

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Ministry Support Services	6,255	—	—	6,255
Child Intervention	894,139	1,572	(2,360)	893,351
Early Intervention Services for Children and Youth	152,340	—	(4,310)	148,030
Prevention of Family and Sexual Violence	84,554	—	—	84,554
Indigenous Partnerships	10,382	—	—	10,382
Alberta Child and Family Benefit	—	355,000	—	355,000

Total	1,147,670	356,572	(6,670)	1,497,572
CAPITAL INVESTMENT
Child Intervention	2,597	—	—	2,597

Total	2,597	—	—	2,597

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	1,147,670	356,500	(6,670)	1,497,500
Amortization	—	72	—	72

Total	1,147,670	356,572	(6,670)	1,497,572
CAPITAL INVESTMENT	2,597	—	—	2,597

59	Children and Family Services

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
REVENUE
Services to First Nations Reserves	45,678	45,678	45,678
Other Federal Transfers	40,830	43,380	40,830
Other Revenue	7,699	7,699	7,699

Consolidated Total	94,207	96,757	94,207
EXPENSE
Ministry Support Services	6,083	6,083	6,255
Child Intervention	871,379	869,979	895,711
Early Intervention Services for Children and Youth	148,803	148,803	152,340
Prevention of Family and Sexual Violence	80,005	87,555	84,554
Indigenous Partnerships	10,237	10,237	10,382
Alberta Child and Family Benefit	345,000	324,000	355,000
Affordability Supports and Inflation Relief – Families with Children	271,200	198,200	—

Ministry Total	1,732,707	1,644,857	1,504,242
Inter-Ministry Consolidations	(6,670)	(6,670)	(6,670)

Consolidated Total	1,726,037	1,638,187	1,497,572

Net Operating Result	(1,631,830)	(1,541,430)	(1,403,365)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Child Intervention	—	4,127	2,597
Consolidated Total	—	4,127	2,597
AMORTIZATION	(72)	(72)	(72)

Change in Capital Assets Total	(72)	4,055	2,525

Children and Family Services	60

Education

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
EXPENSE	5,479,943	5,469,718	5,757,668
CAPITAL INVESTMENT	565	790	565
FINANCIAL TRANSACTIONS	18,920	18,920	22,179
CONTINGENCY	—	54,555	—

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Financial administration and operations, policy and legislation development, contracts management, and project management.

2	Education System Support

Facilitates Early Childhood Services to Grade 12 budgeting and grant management, capital planning, curriculum development, accredited teacher certifications, international education, and student assessment.

3	Operating Support for School Jurisdictions

3.1	Base Funding

Funding for the delivery of basic instructional programming for Early Childhood Services to Grade 12 education programs and curriculum implementation.

3.2	Learning Support Funding

Funding to support the unique and diverse learning needs and well being of children and students.

3.3	Operations and Maintenance

Funding for operations and routine maintenance of school facilities.

3.4	Transportation

Funding for student transportation services.

3.5	Governance and Administration

Funding for governance and system administration expenditures.

4	Accredited Private Schools and Early Childhood Service Operators

4.1	Accredited Private Schools Support

Funding to accredited independent schools and designated special education for children in Early Childhood Services to Grade 12.

4.2	Accredited Private Early Childhood Service Operators Support Funding to accredited independent early childhood service operators.

5	School Facilities

5.1	School Facilities Infrastructure

Funding to modernize existing schools or infrastructure maintenance and renewal projects.

5.2	Alberta Schools Alternative Procurement

Debt servicing costs for P3 schools built under Alberta Schools Alternative Procurement projects.

Education	62

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24	2023-24	2024-25
		Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	769	769	781
1.2	Deputy Minister’s Office	661	661	674
1.3	Corporate Services	4,999	4,999	5,143

	Sub-total	6,429	6,429	6,598
2	Education System Support	86,641	86,416	88,254
3	Operating Support for School Jurisdictions
3.1	Base Funding	2,048,894	2,056,894	2,053,913
3.2	Learning Support Funding	1,487,351	1,490,351	1,524,816
3.3	Operations and Maintenance	676,864	676,864	697,364
3.4	Transportation	420,931	412,931	492,731
3.5	Governance and Administration	275,900	275,900	275,900

	Sub-total	4,909,940	4,912,940	5,044,724
4	Accredited Private Schools and Early Childhood Service Operators
4.1	Accredited Private Schools Support	207,283	207,283	255,194
4.2	Accredited Private Early Childhood Service Operators Support	137,707	137,707	152,963

	Sub-total	344,990	344,990	408,157
5	School Facilities
5.1	School Facilities Infrastructure	1,000	1,000	1,000
CAPITAL GRANTS
5	School Facilities
5.1	School Facilities Infrastructure	2,743	2,743	26,077
CAPITAL PAYMENTS TO RELATED PARTIES
5	School Facilities
5.1	School Facilities Infrastructure	103,651	90,651	155,969
DEBT SERVICING
5	School Facilities
5.2	Alberta Schools Alternative Procurement	24,549	24,549	26,889

Total		5,479,943	5,469,718	5,757,668

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
2	Education System Support	565	790	565

Total		565	790	565

63	Education

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24	2023-24	2024-25
		Budget	Forecast	Estimate
DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
5	School Facilities
5.2	Alberta Schools Alternative Procurement	18,920	18,920	22,179

Total		18,920	18,920	22,179

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
3	Operating Support for School Jurisdictions
3.1	Base Funding	—	10,400	—
4	Accredited Private Schools and Early Childhood Service Operators
4.1	Accredited Private Schools Support	—	10,000	—
CAPITAL GRANTS
5	School Facilities
5.1	School Facilities Infrastructure	—	21,000	—
CAPITAL PAYMENTS TO RELATED PARTIES
5	School Facilities
5.1	School Facilities Infrastructure	—	13,155	—

Total		—	54,555	—

Education	64

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2024-25
		Estimate
1	French Language Program	21,000
	Funding received from the federal government to support French minority language and second language education programs. Program 3.2
2	Education Services	5,225

Revenue generated from license agreements and administration fees for education services. This includes diploma exam re-writes, educational print services, high school transcriptions, teacher certifications and license agreements for achievement tests and diploma exams. Program 2

Total		26,225

65	Education

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Teachers’ Pension Plan (post-1992) - payments	368,591	368,591	372,941
School Facilities	4,500	4,500	4,500
DEPARTMENT NON-CASH AMOUNTS
Amortization
Education System Support	1,896	1,840	1,476
Valuation Adjustments and Other Provisions
School Facilities	64,255	68,137	663

Total	439,242	443,068	379,580

Education	66

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Ministry Support Services	6,598	—	—	—	6,598
Instruction - ECS to Grade 12	3,578,729	372,941	9,534,927	(6,362,190)	7,124,407
Operations and Maintenance	697,364	—	776,136	(693,349)	780,151
Student Transportation	492,731	—	538,980	(491,986)	539,725
Accredited Private Schools and Early Childhood Service Operators	408,157	—	—	—	408,157
School Facilities	183,046	5,163	488,380	(162,132)	514,457
Governance and System Administration	275,900	—	273,860	(273,860)	275,900
Program Support Services	88,254	1,476	28,200	(4,900)	113,030
Debt Servicing Costs	26,889	—	23,716	(15,124)	35,481

Total	5,757,668	379,580	11,664,199	(8,003,541)	9,797,906
CAPITAL INVESTMENT
School Facilities	—	—	919,241	—	919,241
Program Support Services	565	—	—	—	565

Total	565	—	919,241	—	919,806

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	5,548,733	378,104	11,157,603	(7,832,448)	9,251,992
Capital grants	26,077	—	—	—	26,077
Capital payments to related parties	155,969	—	—	(155,969)	—
Amortization	—	1,476	482,880	—	484,356
Debt servicing costs - general	—	—	23,716	(15,124)	8,592
Debt servicing costs - Capital Plan	26,889	—	—	—	26,889

Total	5,757,668	379,580	11,664,199	(8,003,541)	9,797,906
CAPITAL INVESTMENT	565	—	919,241	—	919,806

67	Education

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
REVENUE
Education property tax	2,504,000	2,504,000	2,733,018
Transfers from Government of Canada	121,529	135,159	136,039
Premiums, Fees and Licences	171,885	211,687	228,117
Investment Income	14,396	56,973	51,070
Internal Government Transfers	315,888	315,888	315,888
Fundraising, Gifts and Donations	50,909	66,664	66,664
Other Revenue	161,613	181,316	190,442

Ministry Total	3,340,220	3,471,687	3,721,238
Inter-Ministry Consolidations	(315,888)	(315,888)	(315,888)

Consolidated Total	3,024,332	3,155,799	3,405,350
EXPENSE
Ministry Support Services	6,429	6,429	6,598
Instruction - ECS to Grade 12	6,857,244	6,878,644	7,124,552
Operations and Maintenance	759,651	759,651	780,151
Student Transportation	476,225	468,225	539,725
Accredited Private Schools and Early Childhood Service Operators	344,990	354,990	408,157
School Facilities	549,430	563,157	515,120
Governance and System Administration	275,900	275,900	275,900
Program Support Services	111,837	111,556	113,030
Debt Servicing Costs	39,721	39,721	50,605

Ministry Total	9,421,427	9,458,273	9,813,838
Inter-Ministry Consolidations	(70,980)	(74,862)	(15,932)

Consolidated Total	9,350,447	9,383,411	9,797,906

Net Operating Result	(6,326,115)	(6,227,612)	(6,392,556)

CHANGE IN CAPITAL ASSETS
INVESTMENT
School Facilities	761,206	751,005	919,241
Program Support Services	565	790	565

Consolidated Total	761,771	751,795	919,806
AMORTIZATION	(478,828)	(467,617)	(484,356)

Change in Capital Assets Total	282,943	284,178	435,450

Education	68

Energy and Minerals

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
EXPENSE	571,581	577,999	622,438
CAPITAL INVESTMENT	1,000	1,155	1,478

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides strategic, financial, and legislative advice and services to support ministry objectives and requirements.

2	Resource Development and Management

2.1	Energy Operations

Conducts the assessment, calculation, collection and audit of non-renewable resource revenues, freehold mineral taxes, and bonuses, sales, rentals and fees related to crown mineral rights.

2.2	Energy Policy

Conducts the research, design, and development of energy policy to strategically support government initiatives.

2.3	Industry Advocacy

An information hub that will respond in real time to misinformation about Alberta’s energy industry.

3	Cost of Selling Oil

Costs incurred by the Alberta Petroleum Marketing Commission (APMC) in selling crude oil on behalf of the department.

4	Economic Recovery Support

4.1	Site Rehabilitation Program

Created to get Albertans back to work by performing pipeline, well and oil and gas site reclamation work.

4.2	Mineral Strategy

Costs associated with government’s Mineral Strategy and Action Plan.

4.3	Alberta Petrochemicals Incentive Program

Provides grants to companies to attract investment in new or expanded market-driven petrochemical facilities.

Energy and Minerals	70

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24	2023-24	2024-25
		Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	1,015	1,015	1,035
1.2	Deputy Minister’s Office	1,048	1,048	1,065
1.3	Corporate Services	4,932	4,306	3,363

	Sub-total	6,995	6,369	5,463
2	Resource Development and Management
2.1	Energy Operations	18,684	18,684	18,828
2.2	Energy Policy	43,100	42,599	44,670
2.3	Industry Advocacy	27,041	24,475	27,055

	Sub-total	88,825	85,758	90,553
3	Cost of Selling Oil	316,000	356,667	356,667
4	Economic Recovery Support
4.1	Site Rehabilitation Program	605	605	—
4.2	Mineral Strategy	12,356	12,356	15,877

	Sub-total	12,961	12,961	15,877
CAPITAL GRANTS
4	Economic Recovery Support
4.3	Alberta Petrochemicals Incentive Program	146,800	116,244	153,878

Total		571,581	577,999	622,438

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Corporate Services	1,000	1,155	1,478

Total		1,000	1,155	1,478

71	Energy and Minerals

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Carbon Capture and Storage	564	689	689
Capital Grants
Carbon Capture and Storage	58,350	31,554	58,350
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	500	500	500
Valuation Adjustments and Other Provisions
Resource Development and Management	40	416	40

Total	59,454	33,159	59,579

Energy and Minerals	72

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Ministry Support Services	5,463	500	—	—	5,963
Resource Development and Management	90,553	40	12,055	(12,055)	90,593
Cost of Selling Oil	356,667	—	—	—	356,667
Carbon Capture and Storage	—	59,039	—	—	59,039
Energy Regulation	—	—	246,421	—	246,421
Orphan Well Abandonment	—	—	135,500	—	135,500
Economic Recovery Support	169,755	—	—	(15,877)	153,878

Total	622,438	59,579	393,976	(27,932)	1,048,061
CAPITAL INVESTMENT
Ministry Support Services	1,478	—	—	—	1,478
Energy Regulation	—	—	14,500	—	14,500

Total	1,478	—	14,500	—	15,978

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	468,560	729	381,976	(27,932)	823,333
Capital grants	153,878	58,350	—	—	212,228
Amortization	—	500	12,000	—	12,500

Total	622,438	59,579	393,976	(27,932)	1,048,061
CAPITAL INVESTMENT	1,478	—	14,500	—	15,978

73	Energy and Minerals

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
REVENUE
Freehold Mineral Rights Tax	129,435	98,000	100,000
Natural Gas and By-Products Royalty	2,465,402	1,249,000	1,468,000
Crude Oil Royalty	2,905,317	3,139,000	2,779,000
Bitumen Royalty	12,555,401	14,367,000	12,538,000
Bonuses and Sales of Crown Leases	306,594	435,000	321,000
Energy Regulation Industry Levies and Licences	217,419	218,252	225,246
Orphan Well Abandonment Levy and Fees	135,000	135,665	135,500
Investment Income	2,700	7,122	6,299
Other Revenue	2,172	1,546	575
Other Premiums, Fees and Licences	1,529	1,529	1,729
Net Income Alberta Petroleum Marketing Commission	(17,502)	(301,001)	(524,974)
Rentals and Fees / Coal Royalty	128,885	226,000	209,000

Ministry Total	18,832,352	19,577,113	17,259,375
Inter-Ministry Consolidations	(1,597)	(971)	—

Consolidated Total	18,830,755	19,576,142	17,259,375
EXPENSE
Ministry Support Services	7,495	6,869	5,963
Resource Development and Management	88,865	86,174	90,593
Cost of Selling Oil	316,000	356,667	356,667
Carbon Capture and Storage	58,914	32,243	59,039
Energy Regulation	231,274	243,568	246,421
Orphan Well Abandonment	135,000	135,665	135,500
Economic Recovery Support	147,405	116,849	153,878

Ministry Total	984,953	978,035	1,048,061
Inter-Ministry Consolidations	(1,597)	(971)	—

Consolidated Total	983,356	977,064	1,048,061

Net Operating Result	17,847,399	18,599,078	16,211,314

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	1,000	1,155	1,478
Energy Regulation	14,500	14,500	14,500

Consolidated Total	15,500	15,655	15,978
AMORTIZATION	(12,500)	(12,500)	(12,500)

Change in Capital Assets Total	3,000	3,155	3,478

Energy and Minerals	74

Environment and Protected Areas

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
EXPENSE	548,225	453,063	559,211
CAPITAL INVESTMENT	59,396	27,896	65,550
FINANCIAL TRANSACTIONS	100	100	100

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides finance, accommodation, business planning and annual reporting.

2	Air

2.1	Air Policy

Develops policies and programs that are aligned with provincial air quality outcomes and that are integrated with social and economic considerations.

2.2	Air Partners and Stewardship

Works with local airshed partnerships through education program development and implementation, providing standards and technical oversight for air quality monitoring and ensures the efficient use of resources.

2.3	Air Quality Management

Works to promote and achieve Alberta’s clean air agenda by regulating air emissions from approved facilities and monitoring air quality for emissions of concern to Albertans.

3	Land

3.1	Land Policy

Develops, coordinates, and evaluates polices related to land conservation, reclamation and remediation, waste and recycling management, and public lands management.

3.2	Land Management

Develops and supports implementation of policy, regional and sub-regional land use plans, conserves and supports management of crown land through the integration of diverse interests.

4	Water

4.1	Water Policy

Develops policies and programs supporting the key strategies and associated outcomes for provincial water management.

4.2	Water Partners and Stewardship

Works with organizations such as the Alberta Water Council, Watershed Planning and Advisory Councils and Watershed Stewardship Groups to achieve the desired outcomes of Alberta’s Water for Life strategy.

4.3	Water Management

Responsible for supporting and promoting the conservation and sustainable management of water resources, through the wise use and allocation of water under the Water Act in Alberta.

4.4	Flood Adaptation

Provides services related to flood and drought mitigation and adaptation by working closely with municipalities, First Nations, stakeholders and Government to improve the province’s flood and drought resilience.

5	Fish and Wildlife

5.1	Fish and Wildlife Policy

Supports the government’s conservation, management and wise use of fisheries and wildlife resources through policy development and management.

5.2	Fisheries Management

Responsible for the conservation, management, status, stocking, allocation and use of fish stocks for recreational, commercial and domestic purposes.

5.3	Wildlife Management

Develops and implements programs to manage populations, ensure habitats are maintained, recovering species at risk and ensure that emergent wildlife disease threats are identified and response strategies developed.

Environment and Protected Areas	76

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

6	Integrated Planning

6.1	Resource Management

Supports the department’s approvals and compliance assurance programs, as well as the delivery of the Alberta’s integrated resource management system. Includes regional and sub-regional plans.

6.2	Regional Cumulative Effects Management

Implements the Land-use Framework and coordinates with the Land Use Secretariat to address the impacts of development on land, air, water and biodiversity at regional and sub-regional levels.

6.3	Environmental Emergency Response

The Alberta Support and Emergency Response Team (ASERT) maintains a provincial program in environmental emergency management that includes preparing and responding to environmental emergencies across the province.

7	Land Use Secretariat

Provides the leadership, support and expertise to government ministries on implementing the Land-use Framework by integrating, coordinating, and supporting land-use planning in the province.

8	Science and Monitoring

8.1	Environmental Science, Monitoring, Evaluation and Reporting

Provides provincial ambient environmental monitoring, evaluation and reporting based on sound science and evidence to inform policy and regulatory decision-making.

8.2	Oil Sands Monitoring

A joint commitment between the federal government and Alberta to implement scientifically, comprehensive, integrated and transparent environmental monitoring of oil sands development activities.

9	Emissions Management

9.1	Regulatory and Operations

Implements the Technology Innovation and Emissions Reduction regulatory system, the Specified Gas Reporting Regulation, and Renewable Fuel Standard Regulation.

9.2	Technology Innovation and Emissions Reduction

Funds investments in technology and innovation to support emissions reductions and climate resilience in Alberta.

9.3	Oil Sands Innovation

A funding program that supports emissions reductions for facilities with the highest emission intensity of bitumen production in the Alberta oil sands.

10	Quasi-Judicial Bodies

10.1	Natural Resources Conservation Board

Conducts independent public reviews of major, non-energy natural resource projects and regulates Alberta’s confined feeding operations for livestock.

10.2	Environmental and Public Lands Appeal Board

Provides fair, impartial and efficient resolution of appeals under various acts and regulations of certain decisions made by the ministry.

77	Environment and Protected Areas

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24	2023-24	2024-25
		Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	968	968	997
1.2	Deputy Minister’s Office	660	660	680
1.3	Corporate Services	19,679	19,679	19,020

	Sub-total	21,307	21,307	20,697
2	Air
2.1	Air Policy	5,332	5,332	5,627
2.2	Air Partners and Stewardship	5,409	5,409	4,100
2.3	Air Quality Management	2,280	2,672	2,162

	Sub-total	13,021	13,413	11,889
3	Land
3.1	Land Policy	5,811	5,811	5,855
3.2	Land Management	18,871	19,921	21,579

	Sub-total	24,682	25,732	27,434
4	Water
4.1	Water Policy	5,111	5,111	6,763
4.2	Water Partners and Stewardship	5,590	6,340	7,296
4.3	Water Management	29,237	27,257	36,664
4.4	Flood Adaptation	10,398	9,737	9,979

	Sub-total	50,336	48,445	60,702
5	Fish and Wildlife
5.1	Fish and Wildlife Policy	6,904	6,904	6,991
5.2	Fisheries Management	11,136	11,236	10,992
5.3	Wildlife Management	50,656	42,122	48,581

	Sub-total	68,696	60,262	66,564
6	Integrated Planning
6.1	Resource Management	19,691	18,991	18,409
6.2	Regional Cumulative Effects Management	10,164	10,164	10,399
6.3	Environmental Emergency Response	3,906	3,906	3,952

	Sub-total	33,761	33,061	32,760
7	Land Use Secretariat	5,046	1,646	7,423
8	Science and Monitoring
8.1	Environmental Science, Monitoring, Evaluation and Reporting	17,980	17,980	18,151
8.2	Oil Sands Monitoring	49,892	49,754	54,392

	Sub-total	67,872	67,734	72,543

Environment and Protected Areas	78

EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)		Comparable
		2023-24	2023-24	2024-25
		Budget	Forecast	Estimate
OPERATING EXPENSE…continued
9	Emissions Management
9.1	Regulatory and Operations	10,541	10,541	10,541
9.2	Technology Innovation and Emissions Reduction	195,090	77,621	201,662
9.3	Oil Sands Innovation	3,000	—	3,000

	Sub-total	208,631	88,162	215,203
10	Quasi-Judicial Bodies
10.1	Natural Resources Conservation Board	6,009	6,009	6,076
10.2	Environmental and Public Lands Appeal Board	1,717	1,717	1,838

	Sub-total	7,726	7,726	7,914
CAPITAL GRANTS
4	Water
4.4	Flood Adaptation	47,147	85,575	33,482
6	Integrated Planning
6.2	Regional Cumulative Effects Management	—	—	2,600

Total		548,225	453,063	559,211

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Corporate Services	425	1,781	425
2	Air
2.3	Air Quality Management	392	—	—
3	Land
3.2	Land Management	5,602	702	5,602
4	Water
4.2	Water Partners and Stewardship	800	646	485
4.3	Water Management	—	—	1,000
4.4	Flood Adaptation	7,901	5,351	4,228

	Sub-total	8,701	5,997	5,713
5	Fish and Wildlife
5.2	Fisheries Management	38,452	9,926	48,326
5.3	Wildlife Management	424	660	324

	Sub-total	38,876	10,586	48,650
6	Integrated Planning
6.2	Regional Cumulative Effects Management	2,500	2,350	1,600

79	Environment and Protected Areas

CAPITAL INVESTMENT VOTE BY PROGRAM ... continued

(thousands of dollars)		Comparable
		2023-24	2023-24	2024-25
		Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS…continued
8	Science and Monitoring
8.1	Environmental Science, Monitoring, Evaluation and Reporting	2,900	6,342	3,560
8.2	Oil Sands Monitoring	—	138	—

	Sub-total	2,900	6,480	3,560

Total		59,396	27,896	65,550

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
ASSET RETIREMENT OBLIGATIONS AND ENVIRONMENTAL LIABILITIES
4	Water
4.3	Water Management	100	100	100

Total		100	100	100

Environment and Protected Areas	80

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2024-25
		Estimate
1	Remediation Certificates	25
	Fees are collected to offset the costs of conducting site audits under the program. Program 3.2
2	Bow Habitat Station	300
	Admission fees collected for an aquatic ecosystem visitor centre focusing on public education and outreach offset the cost of operating the centre. Program 4.2
3	Fish and Wildlife	274
	Recreational fishing and hunting licences revenue collected is used to fund the costs related to the delivery and management of those licences. Program 5.3

Total		599

81	Environment and Protected Areas

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Land	5,000	5,000	5,000
Quasi-Judicial Bodies	—	35,281	—
DEPARTMENT NON-CASH AMOUNTS
Amortization	4,382	4,382	4,144
Valuation Adjustments and Other Provisions
Prepaid Annual Access Payment	1,025	1,025	1,025
Vacation Liability and Doubtful Accounts	1,227	1,227	1,227

Total	11,634	46,915	11,396

Environment and Protected Areas	82

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)

	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Ministry Support Services	20,697	1,251	—	(2,830)	19,118
Air	11,889	19	—	—	11,908
Land	27,434	5,000	10,000	(20,671)	21,763
Water	94,184	1,113	—	—	95,297
Fish and Wildlife	66,564	1,368	—	—	67,932
Integrated Planning	35,360	232	—	—	35,592
Land Use Secretariat	7,423	—	—	—	7,423
Science and Monitoring	72,543	2,413	—	(995)	73,961
Emissions Management	215,203	—	523,486	(522,436)	216,253
Quasi-Judicial Bodies	7,914	—	6,103	(6,076)	7,941

Total	559,211	11,396	539,589	(553,008)	557,188
CAPITAL INVESTMENT
Ministry Support Services	425	—	—	—	425
Land	5,602	—	—	—	5,602
Water	5,713	—	—	—	5,713
Fish and Wildlife	48,650	—	—	—	48,650
Integrated Planning	1,600	—	—	—	1,600
Science and Monitoring	3,560	—	—	—	3,560
Quasi-Judicial Bodies	—	—	17	—	17

Total	65,550	—	17	—	65,567

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	523,129	7,252	529,559	(548,008)	511,932
Capital grants	36,082	—	5,000	—	41,082
Capital payments to related parties	—	—	5,000	(5,000)	—
Amortization	—	4,144	30	—	4,174

Total	559,211	11,396	539,589	(553,008)	557,188
CAPITAL INVESTMENT	65,550	—	17	—	65,567

83	Environment and Protected Areas

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
REVENUE
Transfers from Government of Canada	45,081	60,122	30,229
Investment Income	7,925	25,676	16,103
Premiums, Fees and Licences	9,130	6,430	9,130
Technology Innovation and Emissions Reduction Fund	516,000	826,238	524,000
Other Revenue	63,013	69,118	69,044

Ministry Total	641,149	987,584	648,506
Inter-Ministry Consolidations	(11,830)	(11,830)	(13,501)

Consolidated Total	629,319	975,754	635,005
EXPENSE
Ministry Support Services	22,607	22,607	21,948
Air	13,039	13,431	11,908
Land	29,682	34,732	32,434
Water	98,592	135,129	95,297
Fish and Wildlife	69,987	61,553	67,932
Integrated Planning	33,980	33,280	35,592
Land Use Secretariat	5,046	1,646	7,423
Science and Monitoring	70,569	70,431	74,956
Emissions Management	209,431	88,962	216,253
Quasi-Judicial Bodies	7,753	43,034	7,941

Ministry Total	560,686	504,805	571,684
Inter-Ministry Consolidations	(12,825)	(12,825)	(14,496)

Consolidated Total	547,861	491,980	557,188

Net Operating Result	81,458	483,774	77,817

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	425	1,781	425
Air	392	—	—
Land	5,602	702	5,602
Water	8,701	5,997	5,713
Fish and Wildlife	38,876	10,586	48,650
Integrated Planning	2,500	2,350	1,600
Science and Monitoring	2,900	6,480	3,560
Quasi-Judicial Bodies	17	34	17

Consolidated Total	59,413	27,930	65,567
AMORTIZATION	(4,412)	(4,412)	(4,174)

Change in Capital Assets Total	55,001	23,518	61,393

Environment and Protected Areas	84

Executive Council

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
EXPENSE	54,326	52,826	56,255
CAPITAL INVESTMENT	25	25	25

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Office of the Premier / Executive Council

1.1	Office of the Premier / Executive Council

Includes the Office of the Premier, Office of the Deputy Minister of Executive Council, Policy Coordination Office, Cabinet Coordination Office, and Corporate Service division (including the Protocol Office).

1.2	Office of the Lieutenant Governor

Provides administrative and functional support to the Lieutenant Governor.

2	Intergovernmental Relations

2.1	Intergovernmental Relations

Coordinates Alberta’s leadership and participation within the Canadian federation and coordinates, develops and delivers Alberta’s international relations efforts and trade promotion activities, including missions by the Premier.

2.2	Grant to Invest Alberta Corporation

Operating grant to the Invest Alberta Corporation, which promotes investment in Alberta and provides services to support high-value, high-impact investment opportunities.

Executive Council	86

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24	2023-24	2024-25
		Budget	Forecast	Estimate
OPERATING EXPENSE
1	Office of the Premier / Executive Council
1.1	Office of the Premier / Executive Council	15,282	14,782	15,597
1.2	Office of the Lieutenant Governor	632	632	647

	Sub-total	15,914	15,414	16,244
2	Intergovernmental Relations
2.1	Intergovernmental Relations	21,075	20,075	22,616
2.2	Grant to Invest Alberta Corporation	17,337	17,337	17,395

	Sub-total	38,412	37,412	40,011

Total		54,326	52,826	56,255

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1.1	Office of the Premier / Executive Council	25	25	25

Total		25	25	25

87	Executive Council

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Office of the Premier / Executive Council	16,244	—	—	—	16,244
Intergovernmental Relations	40,011	—	—	(17,395)	22,616
Invest Alberta Corporation	—	—	17,414	—	17,414

Total	56,255	—	17,414	(17,395)	56,274
CAPITAL INVESTMENT
Office of the Premier / Executive Council	25	—	—	—	25

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	56,255	—	17,395	(17,395)	56,255
Amortization	—	—	19	—	19

Total	56,255	—	17,414	(17,395)	56,274
CAPITAL INVESTMENT	25	—	—	—	25

Executive Council	88

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
REVENUE
Other Revenue	8	8	8

Consolidated Total	8	8	8
EXPENSE
Office of the Premier / Executive Council	15,914	15,414	16,244
Intergovernmental Relations	21,075	20,075	22,616
Invest Alberta Corporation	17,372	17,372	17,414

Consolidated Total	54,361	52,861	56,274

Net Operating Result	(54,353)	(52,853)	(56,266)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Office of the Premier / Executive Council	25	25	25
Consolidated Total	25	25	25

Change in Capital Assets Total	(10)	(10)	6

89	Executive Council

Forestry and Parks

AMOUNTS TO BE VOTED
(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
EXPENSE	329,221	352,397	364,842
CAPITAL INVESTMENT	85,110	77,657	128,145
FINANCIAL TRANSACTIONS	1,310	1,310	21,310
CONTINGENCY	—	793,027	—

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides finance, accommodation, business planning and annual reporting.

2	Forests

2.1	Wildfire Management

Provides wildfire operations in the Forest Protection Area to reduce risks to human life, communities, and other values through wildfire preparedness plans, mitigation and prevention, and early wildfire detection.

2.2	Forest Stewardship and Trade

Provides policy and regulates compliance to support a competitive forest industry and enhance environmental and social forest values. Responsible for operations, planning, reforestation, and pine beetle control.

2.3	Wildfire Presuppression and Response

Provides preparation for wildfires and response to wildfires to protect Albertans, communities, the province’s forest resources, and other values at risk from wildfires.

3	Parks

3.1	Parks Delivery

Provides parks program operations, parks conservation, and parks public safety and security.

3.2	Parks Planning and Business Supports

Provides parks visitor experience, strategic planning and capital development.

4	Lands

4.1	Public Land Operations

Delivers programs for the regulatory assurance system on crown lands, recreation, and land management across the province, including authorizations/approvals, inspections and enforcement on Parks and Public Lands.

4.2	Rangeland Operations

Delivers programs for crown land rangelands including regulatory assurance (approvals, inspections and compliance), range stewardship programs, knowledge, training and science, business information systems.

5	Hunting and Angling

Provides angling and hunting opportunities through effective fish and wildlife management.

91	Forestry and Parks

EXPENSE VOTE BY PROGRAM
(thousands of dollars)
		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	877	877	892
1.2	Deputy Minister’s Office	764	764	786
1.3	Corporate Services	2,727	2,727	3,833

	Sub-total	4,368	4,368	5,511
2	Forests
2.1	Wildfire Management	100,421	103,165	155,364
2.2	Forest Stewardship and Trade	69,637	45,939	42,239
2.3	Wildfire Presuppression and Response	—	45,973	—

	Sub-total	170,058	195,077	197,603
3	Parks
3.1	Parks Delivery	79,391	80,891	82,600
3.2	Parks Planning and Business Supports	8,820	8,820	8,983

	Sub-total	88,211	89,711	91,583
4	Lands
4.1	Public Land Operations	35,531	36,277	37,041
4.2	Rangeland Operations	6,933	8,151	8,242

	Sub-total	42,464	44,428	45,283
5	Hunting and Angling	13,290	13,690	13,328
CAPITAL GRANTS
3	Parks
3.2	Parks Planning and Business Supports	7,620	4,260	5,359
4	Lands
4.1	Public Land Operations	3,210	863	6,175

Total		329,221	352,397	364,842

Forestry and Parks	92

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)
		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2	Forests
2.1	Wildfire Management	10,583	10,583	18,852
3	Parks
3.1	Parks Delivery	63,496	52,409	96,715
4	Lands
4.1	Public Land Operations	6,600	9,900	8,578
4.2	Rangeland Operations	4,431	4,765	4,000

	Sub-total	11,031	14,665	12,578

Total		85,110	77,657	128,145

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
LOANS AND ADVANCES
2	Forests
2.1	Wildfire Management	—	—	20,000
INVENTORY ACQUISITION
2	Forests
2.1	Wildfire Management	1,310	1,310	1,310

Total		1,310	1,310	21,310

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
2	Forests
2.3	Wildfire Presuppression and Response	—	793,027	—

Total		—	793,027	—

93	Forestry and Parks

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)
		2024-25 Estimate
1	Parks Operations	50,300
	Parks collects various fees and other revenues through the Parks Act that are used to partially offset the cost of providing services. Programs 3.1, 3.2 and 4.1
2	Hunting and Angling	7,506

Recreational fishing and hunting licences revenue collected is used to fund the costs related to the delivery and management of those licences, and the Report a Poacher and Wildlife Predator Compensation programs. Program 5

3	Parks Infrastructure	4,200

Parks collects a levy and various other fees and revenues for facility redevelopment within fees charged for use of campgrounds and park facilities through the Parks Act , as well as other sources. Program 3.1

4	Public Land Camping Fees	1,500
	Revenue collected from year-round random camp on public lands will be used towards enforcement, education, trail maintenance, stewardship and community response. Program 4.1
5	Provincial Mapping Data	1,250
	Revenue for maintenance activities for this initiative are from filing fees for cadastral and disposition mapping collected at the time of registration. Program 4.1

Total		64,756

Forestry and Parks	94

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Forests	12,230	12,230	14,230
Parks	24,152	24,152	30,101
Lands	1,511	1,511	1,602
Consumption of Inventory
Forests	1,310	1,310	1,310

Total	39,203	39,203	47,243

95	Forestry and Parks

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Ministry Support Services	5,511	—	—	5,511
Forests	197,603	15,540	(1,817)	211,326
Parks	96,942	30,101	(352)	126,691
Lands	51,458	1,602	—	53,060
Hunting and Angling	13,328	—	—	13,328

Total	364,842	47,243	(2,169)	409,916
CAPITAL INVESTMENT
Forests	18,852	—	—	18,852
Parks	96,715	—	—	96,715
Lands	12,578	—	—	12,578

Total	128,145	—	—	128,145
INVENTORY ACQUISITION
Forests	1,310	—	—	1,310

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	353,308	—	(2,169)	351,139
Capital grants	11,534	—	—	11,534
Amortization	—	45,933	—	45,933
Inventory consumption	—	1,310	—	1,310

Total	364,842	47,243	(2,169)	409,916
CAPITAL INVESTMENT	128,145	—	—	128,145
INVENTORY ACQUISITION	1,310	—	—	1,310

Forestry and Parks	96

MINISTRY FINANCIAL STATEMENTS STATEMENT OF OPERATIONS
(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
REVENUE
Transfers from Government of Canada	25,911	7,957	9,236
Premiums, Fees and Licences	301,903	255,514	262,899
Other Revenue	13,617	13,617	13,617

Ministry Total	341,431	277,088	285,752
Inter-Ministry Consolidations	(1,052)	(1,052)	(1,052)

Consolidated Total	340,379	276,036	284,700
EXPENSE
Ministry Support Services	4,368	4,368	5,511
Forests	183,598	1,001,644	213,143
Parks	119,983	118,123	127,043
Lands	47,185	46,802	53,060
Hunting and Angling	13,290	13,690	13,328

Ministry Total	368,424	1,184,627	412,085
Inter-Ministry Consolidations	(2,169)	(2,169)	(2,169)

Consolidated Total	366,255	1,182,458	409,916

Net Operating Result	(25,876)	(906,422)	(125,216)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Forests	10,583	10,583	18,852
Parks	63,496	52,409	96,715
Lands	11,031	14,665	12,578

Consolidated Total	85,110	77,657	128,145
AMORTIZATION	(37,893)	(37,893)	(45,933)

Change in Capital Assets Total	47,217	39,764	82,212

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION
Forests	1,310	1,310	1,310

Consolidated Total	1,310	1,310	1,310
CONSUMPTION	(1,310)	(1,310)	(1,310)

Change in Inventory Assets Total	—	—	—

97	Forestry and Parks

Health

AMOUNTS TO BE VOTED
(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
EXPENSE	23,904,822	24,033,464	25,672,555
CAPITAL INVESTMENT	28,865	28,865	29,815
FINANCIAL TRANSACTIONS	88,876	88,876	159,196
CONTINGENCY	—	415,491	—

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Corporate Support and Policy Development

Provides business services including corporate finance, and the development and review of strategic health policy, health research, health system quality improvement and accountability.

1.4	Health Advocates’ Office

Provides support to the independent investigative body that reports to the Minister of Health and works to resolve citizen concerns with the health system and issues that impact seniors.

2	Health Entities (previously Alberta Health Services)

2.1	Continuing Care

Includes facility-based continuing care such as long-term care, hospice and end-of-life care, delivered by Alberta Health Services or contracted providers.

2.2	Community Care

Includes health services provided in a community setting, such as group homes and supportive living.

2.3	Home Care

Includes health services provided in home settings intended to support clients in place.

2.4	Acute Care

Includes hospital-based acute inpatient services to provide necessary treatment for a disease or severe episode of illness or injury.

2.5	Emergency Medical Services

Includes support for Emergency Medical Services such as ground ambulance services and inter-facility patient transfers. Expense also includes central dispatch services and initiatives to enhance response times.

2.6	Diagnostic and Therapeutic Services

Includes laboratory, diagnostic imaging, clinical nutrition and rehabilitation services (audiology, occupational therapy, physical therapy, respiratory therapy and speech language pathology).

2.7	Population and Public Health

Includes services to maintain and improve the health of the general population through promoting and protecting health, with a focus on preventing disease and injury.

2.8	Health Workforce Education and Research

Includes graduate medical education and formal education for interns and residents, undergraduates and clinical clerks as well as health service administration program students.

2.9	Information Technology

Includes the design, development, implementation and maintenance of information management support systems. 2.10 Administration and Support Services

Includes corporate services and general administration and support services; including building maintenance and utilities, housekeeping, laundry and food services.

2.11	Health Quality Council of Alberta

Supports the Council, an independent organization engaged in gathering and translating knowledge and information into practical actions that can improve the quality, safety and performance of Alberta’s health system.

99	Health

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

3	Physician Compensation and Development

3.1	Program Support

Includes salaries and supplies and services for the administration of physician services and support programs.

3.2	Physician Services

Includes Fee-for-Service payments, Clinical Alternate Relationship Plans, Academic Medicine, Physician Support Programs and Physician On-Call funding.

3.3	Physician Education and Recruitment

Supports initiatives such as Resident Physicians Services Compensation, Physician Education and Development, and Rural Health Professions Action Plan.

4	Drugs and Supplemental Health Benefits

4.1	Program Support

Includes salaries and supplies and services to support the Drugs and Supplemental Health Benefit programs and administrative costs for the Alberta Blue Cross and Alberta Dental Services Corporation contracts.

4.2	Outpatient Drugs

Supports the purchase of outpatient cancer therapy drugs and specialized high cost drugs administered by Health Entities.

4.3	Seniors Drug, Dental, Optical and Supplemental Health Benefits

Supports the supplemental health insurance plan that provides premium free coverage of prescription drugs, basic dental and optical services, and supplemental health benefits.

4.4	Non-Group Drug and Supplemental Health Benefits

Supports coverage for prescription drugs for individuals who might not otherwise have the opportunity to purchase drug and other health benefit insurance coverage through a group plan.

4.5	Assured Income for the Severely Handicapped Health Benefit

Provides health benefits to AISH clients, their cohabiting partners and dependent children.

4.6	Child Health Benefit

Covers children’s health expenses for families with low incomes. This plan is for children up to 18 years of age. Children who are 18 or 19 years old also qualify, if they are living at home and attending high school.

4.7	Adult Health Benefit

Provides supports to low income adults to ensure they have access to prescription drugs and health benefits.

4.8	Alberta Aids to Daily Living

Provides financial assistance to buy medical equipment or supplies for clients with a long-term disability, chronic or terminal illness.

4.9	Pharmaceutical Innovation and Management

Supports policy development regarding pharmacists and pharmacies as well as support for pharmacists to administer medication by injection or to review medication charts.

5	Primary Health Care

5.1	Program Support

Includes salaries and supplies and services to support Primary Health Care programs.

5.2	Primary Health Care

Primary Care Networks promote integration, encourage innovation, and increase access through collaboration between family physicians, Health Entities and other health care providers.

Health	100

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

6	Population and Public Health

6.1	Program Support

Includes salaries and supplies and services to support Population and Public Health programs and services, such as the Office of the Chief Medical Officer of Health.

6.2	Immunization Support

Provides support for immunization providers outside of Health Entities and for operations of the Provincial Vaccine Depot.

6.3	Community-Based Health Services

Supports community agencies and other organizations to provide health prevention and promotion initiatives.

6.4	Children’s Health Supports

Provides support for rehabilitation services for children and youth.

6.5	Health Innovation

Provides support for initiatives on enhancing health outcomes.

7	Continuing Care

7.1	Program Support

Includes salaries, supplies and services to support continuing care programs.

7.2	Continuing Care Programs

Provides support for various continuing care initiatives related to improving the quality of care provided in continuing care settings.

7.3	Accommodation Standards and Licensing

Provides support for licensing and compliance monitoring of long-term care and supportive living facilities.

7.4	Palliative Care

A commitment to support palliative care education, training, and standards for health professionals and to raise public awareness of palliative care.

8	Other Health Services

8.1	Program Support

Includes salaries and supplies and services to support out-of-province health care services.

8.2	Allied Health Services

Provides eligible Albertans with allied health services including optometry, podiatry, podiatric surgery, and oral and maxillofacial surgery services through four distinct schedules of benefits.

8.3	Out-of-Province Health Care Services

Supports out-of-province and out-of-country hospital and medical costs for services provided to eligible Albertans, with these costs generally covered under a reciprocal agreements.

8.4	Cancer Research and Prevention Investment

Supports initiatives in cancer prevention, screening, education and research.

8.5	Human Tissue and Blood Services

Includes the Province’s contribution to the National Blood Program, operational budget of Canadian Blood Services, the Cord Blood program, and national organ/tissue donation and transplant initiatives.

9	Information Technology

9.1	Program Support

Includes salaries and supplies and services to support the maintenance and development of information systems.

9.2	Development and Operations

Supports the operation and maintenance of department information technology and provincial information systems.

101	Health

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

10	Infrastructure Support

10.1	Continuing Care Beds

Provides capital support to develop and open new continuing care beds in priority areas throughout the province. 10.2 External Information Systems Development

Provides capital support to develop and implement provincial information systems to enhance the efficiency of the health system.

10.3	Medical Equipment Replacement and Upgrade Program

Provides support to Health Entities to replace and upgrade medical equipment. 10.4 Alberta Surgical Initiative Capital Program

Capital support for Health Entities sites to improve surgical wait times. 10.5 Rural Alberta Health Facilities Capital Program

Capital support to Health Entities to improve health facilities in rural Alberta. 10.6 National Association of Pharmacy Regulatory Authorities Capital Program

Provides capital support for renovations to accommodate new standards for sterile compounding as established by National Association of Pharmacy Regulatory Authorities and adopted by Alberta College of Pharmacists.

10.7	Emergency Medical Services Vehicles Capital Program

Provides capital support to Health Entities to purchase new and upgrade existing Emergency Medical Services vehicles and ambulances.

10.8	Beaverlodge Health Centre Replacement

Planning funds to review capital investment options related to the Beaverlodge Health Centre.

Health	102

EXPENSE VOTE BY PROGRAM
(thousands of dollars)
		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	1,016	1,016	1,225
1.2	Deputy Minister’s Office	1,534	1,534	1,973
1.3	Strategic Corporate Support and Policy Development	43,250	42,350	58,021
1.4	Health Advocates’ Office	3,545	3,545	3,569

	Sub-total	49,345	48,445	64,788
2	Health Entities (previously Alberta Health Services)
2.1	Continuing Care	1,212,100	1,252,054	1,263,803
2.2	Community Care	1,756,923	1,753,971	1,827,081
2.3	Home Care	832,700	773,138	859,820
2.4	Acute Care	4,208,900	4,218,539	4,446,918
2.5	Emergency Medical Services	627,000	587,330	617,797
2.6	Diagnostic and Therapeutic Services	2,384,800	2,424,599	2,433,051
2.7	Population and Public Health	402,100	403,260	386,570
2.8	Health Workforce Education and Research	98,550	95,809	83,328
2.9	Information Technology	416,300	450,562	454,702
2.10	Administration and Support Services	2,223,200	2,307,221	2,387,752
2.12	Health Quality Council of Alberta	7,672	7,672	9,976

	Sub-total	14,170,245	14,274,155	14,770,798
3	Physician Compensation and Development
3.1	Program Support	8,137	8,137	10,425
3.2	Physician Services	5,283,815	5,365,115	5,760,110
3.3	Physician Education and Recruitment	438,725	357,625	452,490

	Sub-total	5,730,677	5,730,877	6,223,025
4	Drugs and Supplemental Health Benefits
4.1	Program Support	62,648	67,699	71,827
4.2	Outpatient Drugs	493,449	463,220	480,000
4.3	Seniors Drug, Dental, Optical and Supplemental Health Benefits	842,490	864,100	882,441
4.4	Non-Group Drug and Supplemental Health Benefits	200,975	198,475	214,325
4.5	Assured Income for the Severely Handicapped Health Benefit	251,908	252,900	260,902
4.6	Child Health Benefit	24,810	24,810	25,897
4.7	Adult Health Benefit	214,098	219,100	229,045
4.8	Alberta Aids to Daily Living	207,354	204,000	219,750
4.9	Pharmaceutical Innovation and Management	140,371	184,000	157,980

	Sub-total	2,438,103	2,478,304	2,542,167
5	Primary Health Care
5.1	Program Support	3,594	3,594	10,806
5.2	Primary Health Care	319,048	337,248	464,443

	Sub-total	322,642	340,842	475,249

103	Health

EXPENSE VOTE BY PROGRAM . continued
(thousands of dollars)
		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE … continued
6	Population and Public Health
6.1	Program Support	21,215	21,215	30,783
6.2	Immunization Support	4,121	4,121	4,121
6.3	Community-Based Health Services	141,315	140,715	182,347
6.4	Children’s Health Supports	15,000	15,000	15,000
6.5	Health Innovation	17,500	17,500	29,860

	Sub-total	199,151	198,551	262,111
7	Continuing Care
7.1	Program Support	9,672	9,672	13,815
7.2	Continuing Care Programs	26,402	95,402	167,576
7.3	Accommodation Standards and Licensing	5,757	5,757	10,167
7.4	Palliative Care	5,000	5,000	5,000

	Sub-total	46,831	115,831	196,558
8	Other Health Services
8.1	Program Support	16,614	9,614	16,940
8.2	Allied Health Services	153,226	162,226	160,448
8.3	Out-of-Province Health Care Services	139,986	129,986	138,702
8.4	Cancer Research and Prevention Investment	25,850	25,850	25,852
8.5	Human Tissue and Blood Services	254,522	247,522	268,232

	Sub-total	590,198	575,198	610,174
9	Information Technology
9.1	Program Support	24,523	24,523	25,008
9.2	Development and Operations	125,036	106,736	154,006

	Sub-total	149,559	131,259	179,014
CAPITAL GRANTS
10	Infrastructure Support
10.1	Continuing Care Beds	89,452	16,452	241,563
CAPITAL PAYMENTS TO RELATED PARTIES
2	Health Entities (previously Alberta Health Services)
2.4	Acute Care	10,730	10,730	1,225
10	Infrastructure Support
10.2	External Information Systems Development	5,748	3,748	5,748
10.3	Medical Equipment Replacement and Upgrade Program	30,000	30,000	30,000
10.4	Alberta Surgical Initiative Capital Program	12,072	20,072	4,135
10.5	Rural Alberta Health Facilities Capital Program	40,000	40,000	40,000
10.6	National Association of Pharmacy Regulatory Authorities Capital Program	15,069	14,000	11,000
10.7	Emergency Medical Services Vehicles Capital Program	5,000	5,000	15,000

	Sub-total	107,889	112,820	105,883

Total		23,904,822	24,033,464	25,672,555

Health	104

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)
		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
7	Continuing Care
7.1	Program Support	585	585	635
9	Information Technology
9.2	Development and Operations	27,280	27,280	22,480
10	Infrastructure Support
10.8	Beaverlodge Health Centre Replacement	1,000	1,000	6,700

Total		28,865	28,865	29,815

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
4	Drugs and Supplemental Health Benefits
4.2	Outpatient Drugs	9,000	9,000	9,000
6	Population and Public Health
6.2	Immunization Support	79,876	79,876	150,196

Total		88,876	88,876	159,196

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
2	Health Entities (previously Alberta Health Services)
2.4	Acute Care	—	183,491	—
3	Physician Compensation and Development
3.2	Physician Services	—	232,000	—

Total		—	415,491	—

105	Health

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)
		2024-25 Estimate
1	Services to Ministries	2,024
	Funding is received from other ministries to provide common services such as corporate services or other program supporting services. Program 1.3
2	Hepatitis C Health Services	1,000
	Funding is received from the Federal Govenment to enhance existing health services to persons with chronic Hepatitis C virus infection. Program 6.3

Total		3,024

Health	106

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)
	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	250	250	250
Information Technology	18,000	18,000	18,000
Consumption of Inventory
Drugs and Supplemental Health Benefits	9,000	9,000	9,000
Population and Public Health	76,870	76,870	148,060
Valuation Adjustments and Other Provisions
Ministry Support Services	2,000	2,000	2,000

Total	106,120	106,120	177,310

107	Health

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Health Entities (previously Alberta Health Services)	14,772,023	—	—	(14,772,023)	—
Ministry Support Services	64,788	2,250	—	(2,024)	65,014
Physician Compensation and Development	6,223,025	—	1,256,226	(918,173)	6,561,078
Acute Care	—	—	4,797,802	(27,000)	4,770,802
Diagnostic, Therapeutic and Other Patient Services	—	—	2,586,600	(6,409)	2,580,191
Drugs and Supplemental Health Benefits	2,542,167	9,000	742,600	(480,000)	2,813,767
Community Care	—	—	2,093,500	(1,554)	2,091,946
Continuing Care	196,558	—	1,416,000	—	1,612,558
Home Care	—	—	930,200	—	930,200
Population and Public Health	737,360	148,060	406,401	(195,941)	1,095,880
Emergency Medical Services	—	—	730,200	—	730,200
Support Services	—	—	2,696,599	(27,496)	2,669,103
Information Technology	179,014	18,000	797,600	(10,700)	983,914
Administration	—	—	564,900	(6,394)	558,506
Research and Education	—	—	120,396	(23,102)	97,294
Infrastructure Support	347,446	—	—	(105,883)	241,563
Debt Servicing	—	—	18,000	(18,000)	—
Other Health Services	610,174	—	—	(38,697)	571,477

Total	25,672,555	177,310	19,157,024	(16,633,396)	28,373,493
CAPITAL INVESTMENT
Continuing Care	635	—	—	—	635
Information Technology	22,480	—	—	—	22,480
Infrastructure Support	6,700	—	—	—	6,700
Health Facilities and Equipment	—	—	1,171,434	—	1,171,434

Total	29,815	—	1,171,434	—	1,201,249
INVENTORY ACQUISITION
Drugs and Supplemental Health Benefits	9,000	—	1,213,900	—	1,222,900
Population and Public Health	150,196	—	—	—	150,196

Total	159,196	—	1,213,900	—	1,373,096

Health	108

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE … continued
RECONCILIATION BY TYPE OF SPENDING
(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Operating expense	25,323,884	2,000	17,389,546	(16,508,288)	26,207,142
Capital grants	241,563	—	—	—	241,563
Capital payments to related parties	107,108	—	—	(107,108)	—
Amortization	—	18,250	562,078	—	580,328
Inventory consumption	—	157,060	1,187,400	—	1,344,460
Debt servicing costs - general	—	—	18,000	(18,000)	—

Total	25,672,555	177,310	19,157,024	(16,633,396)	28,373,493
CAPITAL INVESTMENT	29,815	—	1,171,434	—	1,201,249
INVENTORY ACQUISITION	159,196	—	1,213,900	—	1,373,096

109	Health

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)

	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
REVENUE
Internal Government Transfers	1,599,956	1,610,270	1,621,537
Transfers from Government of Canada	162,950	304,217	444,500
Canada Health Transfer	6,079,269	5,963,632	6,168,913
Investment Income	54,020	88,920	78,620
Supplementary Health Benefit Premiums	46,000	46,000	46,000
Other Premiums, Fees and Licenses	586,001	610,301	621,001
Other Revenue	523,595	480,770	526,095

Ministry Total	9,051,791	9,104,110	9,506,666
Inter-Ministry Consolidations	(1,626,900)	(1,639,214)	(1,650,481)

Consolidated Total	7,424,891	7,464,896	7,856,185
EXPENSE
Ministry Support Services	51,595	50,695	67,038
Physician Compensation and Development	6,183,296	6,423,796	6,687,028
Acute Care	4,500,067	4,679,267	4,797,802
Diagnostic, Therapeutic and Other Patient Services	2,517,300	2,561,024	2,586,600
Drugs and Supplemental Health Benefits	2,776,541	2,805,242	2,813,767
Community Care	2,021,800	2,019,000	2,093,500
Continuing Care	1,408,864	1,515,764	1,612,558
Home Care	902,800	846,300	930,200
Population and Public Health	820,171	836,871	1,106,688
Emergency Medical Services	736,400	701,900	730,200
Support Services	2,531,200	2,603,400	2,696,599
Information Technology	924,759	938,959	983,914
Administration	541,300	548,800	564,900
Research and Education	133,492	132,892	120,396
Infrastructure Support	89,452	16,452	241,563
Debt Servicing	15,000	18,200	18,000
Other Health Services	552,837	537,837	572,077

Ministry Total	26,706,874	27,236,399	28,622,830
Inter-Ministry Consolidations	(250,375)	(249,575)	(249,337)

Consolidated Total	26,456,499	26,986,824	28,373,493

Net Operating Result	(19,031,608)	(19,521,928)	(20,517,308)

Health	110

MINISTRY FINANCIAL STATEMENTS … continued
CHANGE IN CAPITAL ASSETS
(thousands of dollars)
	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
INVESTMENT
Continuing Care	585	585	635
Information Technology	27,280	27,280	22,480
Infrastructure Support	1,000	1,000	6,700
Health Facilities and Equipment	1,154,879	953,955	1,171,434

Consolidated Total	1,183,744	982,820	1,201,249
AMORTIZATION	(555,967)	(563,767)	(580,328)

Change in Capital Assets Total	627,777	419,053	620,921

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION
Drugs and Supplemental Health Benefits	1,323,861	1,322,461	1,222,900
Population and Public Health	79,876	79,876	150,196

Consolidated Total	1,403,737	1,402,337	1,373,096
CONSUMPTION	(1,277,770)	(1,290,170)	(1,344,460)

Change in Inventory Assets Total	125,967	112,167	28,636

111	Health

Immigration and Multiculturalism

AMOUNTS TO BE VOTED

(thousands of dollars)
	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
EXPENSE	39,720	39,144	41,823
CAPITAL INVESTMENT	25	25	25

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides integrated corporate services including financial, legislative, administration, accommodations and corporate planning.

2	Immigration

Designs and delivers programs that attract international talent to support Alberta’s economy and labour market needs.

3	Newcomer and Multicultural Supports

3.1	Multiculturalism and Community Supports

Develops and delivers programming related to multiculturalism and anti-racism.

3.2	Newcomer Integration

Designs and delivers programs that help newcomers settle in Alberta.

113	Immigration and Multiculturalism

EXPENSE VOTE BY PROGRAM

(thousands of dollars)
		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	964	964	800
1.2	Deputy Minister’s Office	834	834	857
1.3	Corporate Services	5,377	4,805	4,795

	Sub-total	7,175	6,603	6,452
2	Immigration	10,896	10,320	16,262
3	Newcomer and Multicultural Supports
3.1	Multiculturalism and Community Supports	9,235	9,807	5,875
3.2	Newcomer Integration	12,414	12,414	13,234

	Sub-total	21,649	22,221	19,109

Total		39,720	39,144	41,823

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Corporate Services	25	25	25

Total		25	25	25

Immigration and Multiculturalism	114

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)
		2024-25 Estimate
1	International Qualifications Assessment Service	5,832

Fees are charged to assess education and training that newcomers received outside of Canada by issuing certificates that compare educational credentials from other countries with educational standards in Canada. These services are provided for the purpose of employment, education, licensure, and immigration. Program 2

Total		5,832

115	Immigration and Multiculturalism

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	25	25	25

Total	25	25	25

Immigration and Multiculturalism	116

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Ministry Support Services	6,452	25	—	6,477
Immigration	16,262	—	—	16,262
Newcomer and Multicultural Supports	19,109	—	—	19,109

Total	41,823	25	—	41,848
CAPITAL INVESTMENT
Ministry Support Services	25	—	—	25

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	41,823	—	—	41,823
Amortization	—	25	—	25

Total	41,823	25	—	41,848
CAPITAL INVESTMENT	25	—	—	25

117	Immigration and Multiculturalism

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
REVENUE
Premiums, Fees and Licences	8,225	12,518	17,099
Labour Market Development	1,647	1,647	1,647
Other Revenue	30	30	30

Consolidated Total	9,902	14,195	18,776
EXPENSE
Ministry Support Services	7,200	6,628	6,477
Immigration	10,896	10,320	16,262
Newcomer and Multicultural Supports	21,649	22,221	19,109

Consolidated Total	39,745	39,169	41,848

Net Operating Result	(29,843)	(24,974)	(23,072)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	25	25	25

Consolidated Total	25	25	25
AMORTIZATION	(25)	(25)	(25)

Change in Capital Assets Total	—	—	—

Immigration and Multiculturalism	118

Indigenous Relations

AMOUNTS TO BE VOTED

(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
EXPENSE	225,693	223,005	215,063
CAPITAL INVESTMENT	25	25	25
CONTINGENCY	—	3,000	—

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic and Corporate Services

Responsible for corporate functions such as business planning, annual reporting, enterprise risk management, performance measurement development and financial planning among others.

2	First Nations and Métis Relations

Responsible for establishing effective relationships, legislation, policies and initiatives for Indigenous governments and organizations, and administers the Metis Settlements legislation.

3	Indigenous Women’s Initiatives

Provides secretariat support to the First Nations and Métis Women’s Councils on Economic Security and leads Alberta’s response to the National Inquiry into Missing and Murdered Indigenous Women and Girls.

4	First Nations Development Fund

A grant program available exclusively to First Nations for social, economic and community development projects supported by a portion of revenues from provincially owned slot machines located in First Nation casinos.

5	Metis Settlements Appeal Tribunal

A quasi-judicial body established by the Metis Settlements Act that mediates and adjudicates disputes on Metis Settlements in regards to membership, land and surface access.

6	Consultation, Land and Policy

6.1	Program Support and Land Claims

Divisional operations and responsibility for coordinating the province’s participation in land-related negotiations with the federal government and First Nations, particularly Treaty Land Entitlement claims.

6.2	Aboriginal Consultation Office

Manages the consultation process by providing pre-consultation assessments, guiding the consultation process and providing an assessment of consultation adequacy for land and natural resource development.

6.3	Strategic Engagement and Policy Innovation

Develops and delivers policies, guidelines and initiatives to ensure that Alberta fulfills its duty to consult, and ensures Indigenous perspectives are included in land and resource management decisions.

7	Investing in Canada Infrastructure

Provides funds to eligible Indigenous organizations whose projects support the federal government’s Investing in Canada Infrastructure Program.

8	Land and Legal Settlement

Supports Alberta’s constitutional obligations under the Natural Resource Transfer Agreement (NRTA) in relation to treaty land entitlement claim settlements.

9	Alberta Indigenous Opportunities Corporation

Funding provided to the Alberta Indigenous Opportunities Corporation (AIOC) supporting Indigenous groups seeking to make medium to large-scale investments in natural resource projects that benefit Alberta’s economy.

Indigenous Relations	120

EXPENSE VOTE BY PROGRAM

(thousands of dollars)
		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	820	820	832
1.2	Deputy Minister’s Office	668	668	680
1.3	Strategic and Corporate Services	3,465	3,204	3,334

	Sub-total	4,953	4,692	4,846
2	First Nations and Métis Relations	17,999	21,899	22,144
3	Indigenous Women’s Initiatives	7,391	8,352	7,702
4	First Nations Development Fund	147,250	145,000	141,800
5	Metis Settlements Appeal Tribunal	1,161	1,161	1,189
6	Consultation, Land and Policy
6.1	Program Support and Land Claims	1,929	1,929	1,823
6.2	Aboriginal Consultation Office	5,061	5,061	5,238
6.3	Strategic Engagement and Policy Innovation	15,593	11,693	11,941

	Sub-total	22,583	18,683	19,002
7	Investing in Canada Infrastructure	100	105	105
8	Land and Legal Settlement	3,825	833	4,275
9	Alberta Indigenous Opportunities Corporation	4,000	4,000	4,000
CAPITAL GRANTS
2	First Nations and Métis Relations	7,500	7,500	10,000
7	Investing in Canada Infrastructure	8,931	10,780	—

Total		225,693	223,005	215,063

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic and Corporate Services	25	25	25

Total		25	25	25

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
2	First Nations and Métis Relations	—	3,000	—

Total		—	3,000	—

121	Indigenous Relations

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)
		2024-25 Estimate
1	First Nations Development Fund	141,800

Revenue from government-owned slot machines at licenced First Nations casinos is used for the First Nations Development Fund grant program which supports First Nations to create social, economic and community development projects their communities need. Program 4

Total		141,800

Indigenous Relations	122

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)
	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	63	63	63

Total	63	63	63

123	Indigenous Relations

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)

	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Ministry Support Services	4,846	63	—	—	4,909
First Nations and Métis Relations	32,144	—	—	—	32,144
Indigenous Women’s Initiatives	7,702	—	—	—	7,702
First Nations Development Fund	141,800	—	—	—	141,800
Metis Settlements Appeal Tribunal	1,189	—	—	—	1,189
Consultation, Land and Policy	19,002	—	—	—	19,002
Investing in Canada Infrastructure	105	—	—	—	105
Land and Legal Settlement	4,275	—	—	—	4,275
Alberta Indigenous Opportunities Corporation	4,000	—	9,194	(4,000)	9,194

Total	215,063	63	9,194	(4,000)	220,320
CAPITAL INVESTMENT
Ministry Support Services	25	—	—	—	25

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	205,063	—	9,194	(4,000)	210,257
Capital grants	10,000	—	—	—	10,000
Amortization	—	63	—	—	63

Total	215,063	63	9,194	(4,000)	220,320
CAPITAL INVESTMENT	25	—	—	—	25

Indigenous Relations	124

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)

	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
REVENUE
Labour Market Development	4,547	4,547	4,547
Transfers from Government of Canada	9,031	11,585	105
Premiums, Fees and Licences	4,527	3,256	12,700

Consolidated Total	18,105	19,388	17,352
EXPENSE
Ministry Support Services	5,016	4,755	4,909
First Nations and Métis Relations	25,499	32,399	32,144
Indigenous Women’s Initiatives	7,391	8,352	7,702
First Nations Development Fund	147,250	145,000	141,800
Metis Settlements Appeal Tribunal	1,161	1,161	1,189
Consultation, Land and Policy	22,583	18,683	19,002
Investing in Canada Infrastructure	9,031	10,885	105
Land and Legal Settlement	3,825	833	4,275
Alberta Indigenous Opportunities Corporation	8,527	7,270	9,194

Consolidated Total	230,283	229,338	220,320

Net Operating Result	(212,178)	(209,950)	(202,968)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	25	25	25
Alberta Indigenous Opportunities Corporation	—	20	—

Consolidated Total	25	45	25
AMORTIZATION	(63)	(63)	(63)

Change in Capital Assets Total	(38)	(18)	(38)

125	Indigenous Relations

Infrastructure

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
EXPENSE	477,704	472,490	495,444
CAPITAL INVESTMENT	1,692,856	1,361,014	1,849,050
FINANCIAL TRANSACTIONS	28,114	28,073	19,652

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Integration and Operations

Provides strategic corporate services to the ministry and provides support to and collaborates with all divisions.

2	Capital Construction

2.1	Government Facilities Infrastructure

Planning, design, and delivery of government-owned facility capital projects. Provides project management advisory services to the Ministry of Infrastructure and other ministries for capital projects.

2.2	Health Facilities Infrastructure

Planning, design, and delivery of health capital construction projects in partnership with the Department of Health and Alberta Health Services. Provides project management advisory services to Alberta Health Services.

2.3	School Facilities Infrastructure

Planning, design, and delivery of school facility capital projects in partnership with the Department of Education and school boards. Also assists the Post-Secondary Infrastructure program. Provides project management advisory services to school boards and post-secondary institutions.

2.4	Health Capital Maintenance and Renewal

Repairs, upgrades, maintenance, and replacement of building systems and building service equipment for existing health facilities. Administered by the Ministry of Infrastructure through grants to Alberta Health Services.

2.5	School Capital Maintenance and Renewal

School capital maintenance and renewal delivered under Public-private Partnership contracts.

2.6	Project Procurement, Standards and Technical Services

Project management expertise, procurement and contracting services, and a wide range of technical services to support the ministry’s planning and delivery of capital projects.

3	Property Management

3.1	Property Operations

Operations, maintenance and other costs for government-owned buildings and properties for which the Ministry of Infrastructure provides property management services.

3.2	Swan Hills Treatment Centre

Operations, maintenance and other costs for the Swan Hills Treatment Centre to enable safe and efficient treatment of hazardous waste.

3.3	Government Owned Facilities Preservation

Repairs, upgrades, maintenance, and replacement of building systems and building service equipment for government-owned buildings.

3.4	Accommodation Projects

Accommodation planning and projects for Government of Alberta departments, agencies, boards and commissions.

3.5	Debt Servicing

Interest portion of the capital repayment for the Evan Thomas Water and Wastewater Treatment Facility upgrades in Kananaskis, which was delivered using a Public-private Partnership.

3.6	Debt Repayment

Principal portion of the capital repayment for the Evan Thomas Water and Wastewater Treatment Facility upgrades in Kananaskis, which was delivered using a Public-private Partnership.

4	Asset Management

Integrating asset management strategies, policies, best practices, and tools in the planning, design, construction, maintenance, and disposal of government assets over their entire lifecycle.

127	Infrastructure

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

5	Realty Services

5.1	Leases

Negotiating and documenting lease agreements, and lease rental payments to support Government of Alberta ministries and programs.

5.2	Land Acquisition and Services

Negotiating and administering the purchase and sale of real estate for government initiatives and managing land use agreements, easements and rights-of-way.

5.3	Land Development and Disposal

Managing and coordinating the development and sale of Parsons Creek land in Fort McMurray, and for the sale of other surplus crown lands throughout the Province.

6	Alternative Capital Financing Partnerships Office

Oversight of centralized work of public-private partnerships, providing expertise required to engage in strategic partnership opportunities and explore alternative revenue generation options.

Infrastructure	128

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	795	795	810
1.2	Deputy Minister’s Office	795	795	810
1.3	Strategic Integration and Operations	8,902	8,902	9,049

	Sub-total	10,492	10,492	10,669
2	Capital Construction
2.1	Government Facilities Infrastructure	2,304	2,304	2,685
2.2	Health Facilities Infrastructure	4,695	4,695	3,136
2.3	School Facilities Infrastructure	670	670	686
2.6	Project Procurement, Standards and Technical Services	6,963	6,963	14,093

	Sub-total	14,632	14,632	20,600
3	Property Management
3.1	Property Operations	203,694	213,694	209,197
3.2	Swan Hills Treatment Centre	23,100	23,100	23,100
3.3	Government Owned Facilities Preservation	25,000	13,900	25,000
3.4	Accommodation Projects	5,000	1,500	9,000

	Sub-total	256,794	252,194	266,297
4	Asset Management	6,580	6,580	6,728
5	Realty Services
5.1	Leases	180,535	180,535	185,460
5.2	Land Acquisition and Services	2,312	2,312	2,346
5.3	Land Development and Disposal	1,391	1,391	1,427

	Sub-total	184,238	184,238	189,233
6	Alternative Capital Financing Partnerships Office	1,874	1,874	1,915
CAPITAL GRANTS
3	Property Management
3.4	Accommodation Projects	3,070	2,456	—
DEBT SERVICING
3	Property Management
3.5	Debt Servicing	24	24	2

Total		477,704	472,490	495,444

129	Infrastructure

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2	Capital Construction
2.1	Government Facilities Infrastructure	167,746	96,292	159,194
3	Property Management
3.1	Property Operations	100	295	100
3.2	Swan Hills Treatment Centre	5,217	7,370	4,783
3.3	Government Owned Facilities Preservation	136,953	135,253	110,738
3.4	Accommodation Projects	95,752	106,995	97,337

	Sub-total	238,022	249,913	212,958
5	Realty Services
5.2	Land Acquisition and Services	14,136	350	12,963
CAPITAL FOR RELATED PARTIES
2	Capital Construction
2.2	Health Facilities Infrastructure	556,732	334,016	629,018
2.3	School Facilities Infrastructure	478,502	464,068	646,105
2.4	Health Capital Maintenance and Renewal	222,920	201,381	172,308
2.5	School Capital Maintenance and Renewal	14,798	14,994	16,504

	Sub-total	1,272,952	1,014,459	1,463,935

Total		1,692,856	1,361,014	1,849,050

Infrastructure	130

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24	2023-24	2024-25
		Budget	Forecast	Estimate
INVENTORY ACQUISITION
3	Property Management
3.2	Swan Hills Treatment Centre	1,500	1,500	1,500
LAND DEVELOPMENT LIABILITY RETIREMENT
5	Realty Services
5.3	Land Development and Disposal	17,609	4,609	13,199
ASSET RETIREMENT OBLIGATIONS AND ENVIRONMENTAL LIABILITIES
3	Property Management
3.1	Property Operations	2,002	5,402	500
3.2	Swan Hills Treatment Centre	1,000	1,000	1,000
3.3	Government Owned Facilities Preservation	—	8,900	—
3.4	Accommodation Projects	—	700	3,000

	Sub-total	3,002	16,002	4,500
LEGAL LIABILITY RETIREMENT
2	Capital Construction
2.3	School Facilities Infrastructure	4,575	4,534	—
LEASE LIABILITY RETIREMENT
5	Realty Services
5.1	Leases	500	500	110
DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
3	Property Management
3.6	Debt Repayment	928	928	343

Total		28,114	28,073	19,652

131	Infrastructure

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Capital Construction	1,337,207	1,082,596	1,464,598
Amortization
Property Management	146,000	141,481	160,000
Consumption of Inventory
Property Management	1,500	1,500	1,500
Valuation Adjustments and Other Provisions
Capital Construction	—	2,000	—
Property Management	5,966	34,585	10,951

Total	1,490,673	1,262,162	1,637,049

CAPITAL INVESTMENT

DEPARTMENT NON-CASH AMOUNTS
Alternatively Financed Capital Assets
Capital Construction	64,255	68,137	663
Capital Asset Revaluation
Property Management	—	27,300	—
Investment
Capital Construction	—	75,750	—

Total	64,255	171,187	663

Infrastructure	132

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Ministry Support Services	10,669	—	—	10,669
Capital Construction	20,600	1,464,598	(1,464,598)	20,600
Property Management	266,299	172,451	(13,165)	425,585
Asset Management	6,728	—	—	6,728
Realty Services	189,233	—	(5,113)	184,120
Alternative Capital Financing Partnerships Office	1,915	—	—	1,915

Total	495,444	1,637,049	(1,482,876)	649,617
CAPITAL INVESTMENT
Capital Construction	1,623,129	663	(1,464,598)	159,194
Property Management	212,958	—	—	212,958
Realty Services	12,963	—	—	12,963

Total	1,849,050	663	(1,464,598)	385,115
INVENTORY ACQUISITION
Property Management	1,500	—	—	1,500

RECONCILIATION BY TYPE OF SPENDING

EXPENSE
Operating expense	495,442	10,951	(18,278)	488,115
Capital payments to related parties	—	1,464,598	(1,464,598)	—
Amortization	—	160,000	—	160,000
Inventory consumption	—	1,500	—	1,500
Debt servicing costs - Capital Plan	2	—	—	2

Total	495,444	1,637,049	(1,482,876)	649,617
CAPITAL INVESTMENT
Capital investment	385,115	—	—	385,115
Capital for related parties	1,463,935	663	(1,464,598)	—

Total	1,849,050	663	(1,464,598)	385,115
INVENTORY ACQUISITION	1,500	—	—	1,500

133	Infrastructure

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
REVENUE
Transfers from Government of Canada	8,755	13,800	10,500
Premiums, Fees and Licences	2,070	2,070	2,070
Other Revenue	98,499	151,956	30,682

Ministry Total	109,324	167,826	43,252
Inter-Ministry Consolidations	(83,556)	(83,438)	(15,964)

Consolidated Total	25,768	84,388	27,288
EXPENSE
Ministry Support Services	10,492	10,492	10,669
Capital Construction	1,351,839	1,099,228	1,485,198
Property Management	413,354	432,240	438,750
Asset Management	6,580	6,580	6,728
Realty Services	184,238	184,238	189,233
Alternative Capital Financing Partnerships Office	1,874	1,874	1,915

Ministry Total	1,968,377	1,734,652	2,132,493
Inter-Ministry Consolidations	(1,355,485)	(1,100,874)	(1,482,876)

Consolidated Total	612,892	633,778	649,617

Net Operating Result	(587,124)	(549,390)	(622,329)

CHANGE IN CAPITAL ASSETS

INVESTMENT
Capital Construction	1,504,953	1,254,638	1,623,792
Property Management	238,022	277,213	212,958
Realty Services	14,136	350	12,963

Ministry Total	1,757,111	1,532,201	1,849,713
Inter-Ministry Consolidations	(1,337,207)	(1,082,596)	(1,464,598)

Consolidated Total	419,904	449,605	385,115
AMORTIZATION	(146,000)	(141,481)	(160,000)
DISPOSALS OR WRITE OFFS	—	(23,600)	—

Change in Capital Assets Total	273,904	284,524	225,115

CHANGE IN INVENTORY ASSETS

INVENTORY ACQUISITION
Property Management	1,500	1,500	1,500

Consolidated Total	1,500	1,500	1,500
CONSUMPTION	(1,500)	(1,500)	(1,500)

Change in Inventory Assets Total	—	—	—

Infrastructure	134

Jobs, Economy and Trade

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
EXPENSE	1,555,548	1,545,162	1,763,502
CAPITAL INVESTMENT	11,970	15,946	14,650

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides finance and administration, accommodation services, legislative services and business planning and reporting.

2	Workforce Strategies

2.1	Workforce Development Partnerships

Helps Alberta to respond to skills shortages through collaborative efforts with industry, communities, employer groups, organizations, industry sectors, and municipalities with common labour market needs.

2.2	Labour Force Policy and Engagement

Works collaboratively with other Government of Alberta policy and program areas to provide strategic advice, policy direction and evidence to address Alberta’s labour force development objectives.

2.3	Skills and Training Support

Provides training opportunities and supports that develop and improve on skills to enable workers to succeed in the workforce.

2.4	Coal Workforce Transition Program

Provides financial support for employees affected by the phase out of coal-fired electricity generation.

3	Safe, Fair and Healthy Workplaces

3.1	Labour Relations

Administers mediator and arbitrator rosters to assist in resolving labour disputes, and provides information on collective bargaining. Provides strategic advice and maintains the Labour Relations Code.

3.2	Occupational Health and Safety

Monitors legislative compliance to ensure adequate protection for workers in Alberta. Includes the Alberta Heroes’ Fund for First Responders and Supporting Psychological Health in First Responders programs.

3.3	Employment Standards

Helps maintain fair and equitable workplaces by setting minimum standards for wages and working conditions in most workplaces in Alberta.

4	Economic Development and Trade

4.1	Regional Economic Partnerships and Opportunity

Enhances capacity of organizations and communities through programs and services aimed at developing, scaling and retaining business and supporting regional economic development.

4.2	Economic Analytics and Industry Growth

Develops strategic initiatives, tools and processes, and delivers focused investment attraction activities to advance economic development and diversification.

4.3	International Trade and Investment

Coordinates, develops and delivers Alberta’s international trade promotion, international trade policy, and investment attraction activities.

5	Child Care

5.1	Child Care Affordability and Access

Provides funding to licensed child care programs to lower child care fees and improve access to quality, inclusive child care. Also oversees licensing and inspections.

5.2	Child Care Quality and Worker Supports

Issues early childhood educator certification and provides funding for professional development and tiered wage top-ups contingent upon qualifications and education of individuals working in licensed child care programs.

Jobs, Economy and Trade	136

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

6	Labour Relations Board

Provides an independent and impartial tribunal responsible for the day-to-day application and interpretation of Alberta’s labour laws.

7	Appeals Commission for Alberta Workers’ Compensation

Works separately and independently from the Workers’ Compensation Board to provide fair, timely and consistent medical panels and appeals processes for workers and employers who disagree with an official decision.

137	Jobs, Economy and Trade

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	787	787	800
1.2	Deputy Minister’s Office	783	783	797
1.3	Corporate Services	3,067	3,437	4,613

	Sub-total	4,637	5,007	6,210
2	Workforce Strategies
2.1	Workforce Development Partnerships	8,767	8,767	8,891
2.2	Labour Force Policy and Engagement	9,597	7,559	9,726
2.3	Skills and Training Support	101,061	100,491	101,426
2.4	Coal Workforce Transition Program	5,400	1,900	9,362

	Sub-total	124,825	118,717	129,405
3	Safe, Fair and Healthy Workplaces
3.1	Labour Relations	1,746	1,746	1,782
3.2	Occupational Health and Safety	49,134	47,134	52,288
3.3	Employment Standards	13,301	13,301	13,660

	Sub-total	64,181	62,181	67,730
4	Economic Development and Trade
4.1	Regional Economic Partnerships and Opportunity	16,322	16,322	16,934
4.2	Economic Analytics and Industry Growth	18,310	16,310	11,016
4.3	International Trade and Investment	28,573	27,925	27,416

	Sub-total	63,205	60,557	55,366
5	Child Care
5.1	Child Care Affordability and Access	1,039,864	1,009,864	1,165,953
5.2	Child Care Quality and Worker Supports	229,418	259,418	304,281

	Sub-total	1,269,282	1,269,282	1,470,234
6	Labour Relations Board	4,563	4,563	5,344
7	Appeals Commission for Alberta Workers’ Compensation	16,855	16,855	19,213
CAPITAL GRANTS
5	Child Care
5.1	Child Care Affordability and Access	8,000	8,000	10,000

Total		1,555,548	1,545,162	1,763,502

Jobs, Economy and Trade	138

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2	Workforce Strategies
2.2	Labour Force Policy and Engagement	—	2,038	—
2.3	Skills and Training Support	—	200	—

	Sub-total	—	2,238	—
3	Safe, Fair and Healthy Workplaces
3.2	Occupational Health and Safety	900	400	900
4	Economic Development and Trade
4.2	Economic Analytics and Industry Growth	1,070	1,070	1,250
5	Child Care
5.1	Child Care Affordability and Access	10,000	12,238	10,000
7	Appeals Commission for Alberta Workers’ Compensation	—	—	2,500

Total		11,970	15,946	14,650

139	Jobs, Economy and Trade

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Economic Development and Trade	125,000	117,000	105,000
DEPARTMENT NON-CASH AMOUNTS
Amortization
Workforce Strategies	168	168	168
Safe, Fair and Healthy Workplaces	467	467	467
Economic Development and Trade	326	326	326
Child Care	1,000	1,000	1,000
Appeals Commission for Alberta Workers’ Compensation	165	165	165

Total	127,126	119,126	107,126

Jobs, Economy and Trade	140

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Ministry Support Services	6,210	—	—	6,210
Workforce Strategies	129,405	168	(2,000)	127,573
Safe, Fair and Healthy Workplaces	67,730	467	—	68,197
Economic Development and Trade	55,366	105,326	—	160,692
Child Care	1,480,234	1,000	(7,030)	1,474,204
Labour Relations Board	5,344	—	—	5,344
Appeals Commission for Alberta Workers’ Compensation	19,213	165	—	19,378

Total	1,763,502	107,126	(9,030)	1,861,598
CAPITAL INVESTMENT
Safe, Fair and Healthy Workplaces	900	—	—	900
Economic Development and Trade	1,250	—	—	1,250
Child Care	10,000	—	—	10,000
Appeals Commission for Alberta Workers’ Compensation	2,500	—	—	2,500

Total	14,650	—	—	14,650

RECONCILIATION BY TYPE OF SPENDING

EXPENSE
Operating expense	1,753,502	105,000	(9,030)	1,849,472
Capital grants	10,000	—	—	10,000
Amortization	—	2,126	—	2,126

Total	1,763,502	107,126	(9,030)	1,861,598
CAPITAL INVESTMENT	14,650	—	—	14,650

141	Jobs, Economy and Trade

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
REVENUE
Labour Market Agreements	75,133	69,752	69,752
Other Revenue	67,447	64,299	75,549
Early Learning Child Care Agreements	936,849	936,849	1,139,233
Other Premiums, Fees and Licences	55	55	55

Consolidated Total	1,079,484	1,070,955	1,284,589
EXPENSE
Ministry Support Services	4,637	5,007	6,210
Workforce Strategies	124,993	118,885	129,573
Safe, Fair and Healthy Workplaces	64,648	62,648	68,197
Economic Development and Trade	188,531	177,883	160,692
Child Care	1,278,282	1,278,282	1,481,234
Labour Relations Board	4,563	4,563	5,344
Appeals Commission for Alberta Workers’ Compensation	17,020	17,020	19,378

Ministry Total	1,682,674	1,664,288	1,870,628
Inter-Ministry Consolidations	(9,030)	(9,030)	(9,030)

Consolidated Total	1,673,644	1,655,258	1,861,598

Net Operating Result	(594,160)	(584,303)	(577,009)

CHANGE IN CAPITAL ASSETS

INVESTMENT
Workforce Strategies	—	2,238	—
Safe, Fair and Healthy Workplaces	900	400	900
Economic Development and Trade	1,070	1,070	1,250
Child Care	10,000	12,238	10,000
Appeals Commission for Alberta Workers’ Compensation	—	—	2,500

Consolidated Total	11,970	15,946	14,650
AMORTIZATION	(2,126)	(2,126)	(2,126)

Change in Capital Assets Total	9,844	13,820	12,524

Jobs, Economy and Trade	142

Justice

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
EXPENSE	648,842	658,697	674,152
CAPITAL INVESTMENT	17,816	22,853	14,119
CONTINGENCY	—	546	—

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

The Minister is the Attorney General and oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides financial services, compliance and process improvement, procurement, and facilities and fleet management.

2	Court and Justice Services

2.1	Business and Resolution Services

Oversees initiatives to assist Albertans with the justice system, including Dispute Resolution, Information and Education services. Includes business and technology supports.

2.2	Family Support Order Services

Includes the Maintenance Enforcement Program which enforces support orders and agreements, and the Child Support Recalculation Program.

2.3	Alberta Court of Justice

Provides provincial court services for criminal, civil, family and youth courts and includes ticket processing for traffic courts and the Alberta Review Board.

2.4	Alberta Court of King’s Bench

Provides Court of King’s Bench services for the entire province, including courtroom, counter, administrative and management services to the court as well as administrative and legal support to the judiciary.

2.5	Alberta Court of Appeal

Includes the operation of the Alberta Court of Appeal. Employees provide courtroom support, counter administration and management services to the Court as well as administrative and legal support to the judiciary.

3	Legal Services

3.1	Civil Law

Provides legal services to all Government of Alberta ministries and represents them in matters before the courts and tribunals.

3.2	Legislative Counsel

Responsible for drafting government public bills, regulations, and Orders in Council. The office works with Alberta King’s Printer to make the laws of Alberta available to the public.

3.3	Law Reform

Conducts and directs research into law and the administration of justice to ensure they are current and reflect the changing needs of Albertans and their communities.

4	Alberta Crown Prosecution Services

4.1	Operations and Bail Prosecutions

Provides specialized support, information, policy, education and services to the prosecution service and is responsible for the conduct of Justice of the Peace first instance bail hearings in the province.

4.2	Appeals and Specialized Prosecutions

Conducts criminal appeals in the Court of Appeal and Supreme Court of Canada and specialized prosecutions for commercial, organized, technology and internet crime, environmental law, and occupational health and safety.

4.3	Criminal and Youth Prosecutions

Responsible for the prosecution of persons charged with Criminal Code,Youth Criminal Justice Act and provincial statute offenses.

4.4	Advanced Projects and Traffic Office

Responsible for traffic prosecution modernization projects and the provincial consolidation of all traffic prosecutions.

Justice	144

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

5	Strategy, Support and Integrated Initiatives

5.1	Justice Supports and Strategic Services

Supports policy, legislative, planning and agency oversight, and supports justice initiatives including legal aid, restorative justice and Indigenous services, and information, technology and digital modernization.

5.2	Office of the Chief Medical Examiner

Investigates all sudden and unexplained deaths in Alberta in accordance with the Fatality Inquiries Act. Provides forensic services and maintains a center of excellence in forensic pathology and toxicology.

5.3	Alberta Chief Firearms Office

Administers federal firearms legislation, advocates for Alberta’s lawful firearms owners and promotes public safety.

5.4	Support for Legal Aid

Supports Legal Aid Alberta to ensure low-income Albertans have access to legal services they would not otherwise be able to obtain.

6	Alberta Human Rights

Fosters equality and reduces discrimination by adjudicating discrimination complaints in a quasi-judicial process and by communication, education and engagement with community organizations and individuals.

145	Justice

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	836	836	852
1.2	Deputy Minister’s Office	769	769	912
1.3	Corporate Services	7,488	7,488	10,321

	Sub-total	9,093	9,093	12,085
2	Court and Justice Services
2.1	Business and Resolution Services	48,177	48,427	54,841
2.2	Family Support Order Services	17,508	17,508	18,250
2.3	Alberta Court of Justice	137,101	144,314	147,958
2.4	Alberta Court of King’s Bench	41,559	41,559	45,484
2.5	Alberta Court of Appeal	7,950	7,950	9,093

	Sub-total	252,295	259,758	275,626
3	Legal Services
3.1	Civil Law	57,463	50,763	61,670
3.2	Legislative Counsel	7,846	7,846	8,005
3.3	Law Reform	500	500	500

	Sub-total	65,809	59,109	70,175
4	Alberta Crown Prosecution Services
4.1	Operations and Bail Prosecutions	22,250	22,250	23,392
4.2	Appeals and Specialized Prosecutions	20,572	20,572	23,103
4.3	Criminal and Youth Prosecutions	78,368	78,368	84,742
4.4	Advanced Projects and Traffic Office	7,749	7,749	7,988

	Sub-total	128,939	128,939	139,225
5	Strategy, Support and Integrated Initiatives
5.1	Justice Supports and Strategic Services	22,646	23,251	31,701
5.2	Office of the Chief Medical Examiner	19,935	19,935	21,369
5.3	Alberta Chief Firearms Office	8,491	8,491	6,605
5.4	Support for Legal Aid	134,602	143,089	110,000

	Sub-total	185,674	194,766	169,675
6	Alberta Human Rights	7,032	7,032	7,366

Total		648,842	658,697	674,152

Justice	146

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2	Court and Justice Services
2.1	Business and Resolution Services	5,147	7,497	5,780
2.2	Family Support Order Services	50	50	50
2.5	Alberta Court of Appeal	330	330	—

	Sub-total	5,527	7,877	5,830
4	Alberta Crown Prosecution Services
4.1	Operations and Bail Prosecutions	1,000	335	—
4.4	Advanced Projects and Traffic Office	—	1,235	2,500

	Sub-total	1,000	1,570	2,500
5	Strategy, Support and Integrated Initiatives
5.1	Justice Supports and Strategic Services	11,000	13,117	5,500
5.2	Office of the Chief Medical Examiner	289	289	289

	Sub-total	11,289	13,406	5,789

Total		17,816	22,853	14,119

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
2	Court and Justice Services
2.3	Alberta Court of Justice	—	546	—

Total		—	546	—

147	Justice

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2024-25 Estimate
1	Maintenance Enforcement	7,493
	Revenue from deterrent penalties and service fees that promote payment of maintenance is used to improve and expand services available to clients. Program 2.2
2	Provincial Civil Claims	1,500
	Revenue from fees levied to commence action in excess of $7,500 in Provincial Court is used to fund the ministry’s expense associated with those actions. Program 2.3

Total		8,993

Justice	148

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	2	2	2
Court and Justice Services	2,048	2,048	2,048
Legal Services	24	24	24
Alberta Crown Prosecution Services	1	1	1
Strategy, Support and Integrated Initiatives	1,755	1,755	1,755
Alberta Human Rights	5	5	5
Valuation Adjustments and Other Provisions
Ministry Support Services	20	20	20
Court and Justice Services	6,052	6,052	6,052
Alberta Crown Prosecution Services	158	158	158
Strategy, Support and Integrated Initiatives	59	59	59

Total	10,124	10,124	10,124

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Court and Justice Services	4,000	4,000	4,000

Total	4,000	4,000	4,000

149	Justice

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2024-25
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	12,085	22	—	—	12,107
Court and Justice Services	275,626	8,100	—	—	283,726
Legal Services	70,175	24	—	—	70,199
Alberta Crown Prosecution Services	139,225	159	—	—	139,384
Strategy, Support and Integrated Initiatives	169,675	1,814	—	—	171,489
Alberta Human Rights	7,366	5	380	—	7,751

Total	674,152	10,124	380	—	684,656
CAPITAL INVESTMENT
Court and Justice Services	5,830	4,000	—	(4,000)	5,830
Alberta Crown Prosecution Services	2,500	—	—	—	2,500
Strategy, Support and Integrated Initiatives	5,789	—	—	—	5,789

Total	14,119	4,000	—	(4,000)	14,119

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	674,152	6,289	380	—	680,821
Amortization	—	3,835	—	—	3,835

Total	674,152	10,124	380	—	684,656
CAPITAL INVESTMENT	14,119	4,000	—	(4,000)	14,119

Justice	150

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
REVENUE
Transfers of Assets or Liabilities from Related Parties	4,000	4,000	4,000
Transfers from Government of Canada	27,134	36,429	28,182
Investment Income	1,095	2,595	2,595
Other Premiums, Fees and Licences	26,780	27,360	27,360
Fines and Penalties	171,704	156,500	156,500
Maintenance Enforcement	16,593	18,093	18,093
Other Revenue	8,635	5,135	5,135

Ministry Total	255,941	250,112	241,865
Inter-Ministry Consolidations	(4,000)	(4,000)	(4,000)

Consolidated Total	251,941	246,112	237,865
EXPENSE
Ministry Support Services	9,115	9,115	12,107
Court and Justice Services	260,395	268,404	283,726
Legal Services	65,833	59,133	70,199
Alberta Crown Prosecution Services	129,098	129,098	139,384
Strategy, Support and Integrated Initiatives	187,488	196,580	171,489
Alberta Human Rights	7,037	7,037	7,751

Ministry Total	658,966	669,367	684,656
Inter-Ministry Consolidations	(513)	—	—

Consolidated Total	658,453	669,367	684,656

Net Operating Result	(406,512)	(423,255)	(446,791)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Court and Justice Services	9,527	11,877	9,830
Alberta Crown Prosecution Services	1,000	1,570	2,500
Strategy, Support and Integrated Initiatives	11,289	13,406	5,789

Ministry Total	21,816	26,853	18,119
Inter-Ministry Consolidations	(4,000)	(4,000)	(4,000)

Consolidated Total	17,816	22,853	14,119
AMORTIZATION	(3,835)	(3,835)	(3,835)

Change in Capital Assets Total	13,981	19,018	10,284

151	Justice

Mental Health and Addiction

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
EXPENSE	1,407,943	1,453,843	1,554,712
CAPITAL INVESTMENT	25	3,025	5,025
CONTINGENCY	—	17,515	—

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides business services including corporate finance and coordinates all correspondence for the Minister and Deputy Minister.

2	Mental Health and Addiction

2.1	Program Support

Supports activities through business, operational policy analysis and strategic planning.

2.2	Compliance and Monitoring

Provides compliance monitoring to legislative requirements and standards under the Mental Health Services Protection Act .

2.3	Mental Health Review Panel

Public agency legislated to adjudicate decisions related to mental health treatment applications.

2.4	Prevention and Early Intervention

Includes strategies and initiatives for addiction prevention and funding to support increased and coordinated access to addiction, mental health and rehabilitation services.

2.5	Treatment and Recovery

Funding to implement a recovery-oriented system for addiction and mental health care.

2.6	Initiatives that Reduce Harm

Funding to support supervised consumption sites, overdose prevention sites, and the provincial Naloxone program.

2.7	Children and Youth

Provides mental health support for children and youth, including inpatient mental health and addiction services.

2.8	Mental Health and Addiction Services

Grant funding for operational planning and delivery of mental health and addiction services.

2.9	Centre of Recovery Excellence (CoRE)

Includes support to lead research on recovery-oriented systems of care.

153	Mental Health and Addiction

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	657	822	822
1.2	Deputy Minister’s Office	879	911	926
1.3	Corporate Services	2,846	7,653	11,705

	Sub-total	4,382	9,386	13,453
2	Mental Health and Addiction
2.1	Program Support	10,774	12,979	10,448
2.2	Compliance and Monitoring	1,287	1,745	2,061
2.3	Mental Health Review Panel	2,191	2,191	2,191
2.4	Prevention and Early Intervention	30,047	30,239	30,826
2.5	Treatment and Recovery	132,128	123,794	136,819
2.6	Initiatives that Reduce Harm	30,434	30,434	35,784
2.7	Children and Youth	45,762	78,262	56,235
2.8	Mental Health and Addiction Services	1,132,938	1,132,938	1,126,938
2.9	Centre of Recovery Excellence (CoRE)	—	—	5,000

	Sub-total	1,385,561	1,412,582	1,406,302
CAPITAL GRANTS
2	Mental Health and Addiction
2.5	Treatment and Recovery	8,000	21,875	98,957
2.7	Children and Youth	10,000	10,000	36,000

	Sub-total	18,000	31,875	134,957

Total		1,407,943	1,453,843	1,554,712

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Corporate Services	25	25	25
2	Mental Health and Addiction
2.5	Treatment and Recovery	—	3,000	5,000

Total		25	3,025	5,025

CONTINGENCY VOTE BY PROGRAM
CAPITAL GRANTS
2	Mental Health and Addiction
2.5	Treatment and Recovery	—	17,515	—

Total		—	17,515	—

Mental Health and Addiction	154

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)		Department		Consolidated
	Voted	Amounts	Consolidation	2024-25
	Supply	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	13,453	—	—	13,453
Mental Health and Addiction	1,541,259	—	(1,248,602)	292,657

Total	1,554,712	—	(1,248,602)	306,110
CAPITAL INVESTMENT
Ministry Support Services	25	—	—	25
Mental Health and Addiction	5,000	—	—	5,000

Total	5,025	—	—	5,025

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	1,419,755	—	(1,248,602)	171,153
Capital grants	134,957	—	—	134,957

Total	1,554,712	—	(1,248,602)	306,110
CAPITAL INVESTMENT	5,025	—	—	5,025

155	Mental Health and Addiction

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
REVENUE
Transfers from Government of Canada	1,050	50,150	164,800

Consolidated Total	1,050	50,150	164,800
EXPENSE
Ministry Support Services	4,382	9,386	13,453
Mental Health and Addiction	1,403,561	1,461,972	1,541,259

Ministry Total	1,407,943	1,471,358	1,554,712
Inter-Ministry Consolidations	(1,241,489)	(1,241,489)	(1,248,602)

Consolidated Total	166,454	229,869	306,110

Net Operating Result	(165,404)	(179,719)	(141,310)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	25	25	25
Mental Health and Addiction	—	3,000	5,000

Consolidated Total	25	3,025	5,025

Change in Capital Assets Total	25	3,025	5,025

Mental Health and Addiction	156

Municipal Affairs

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
EXPENSE	993,931	995,057	1,267,242
CAPITAL INVESTMENT	600	5,272	550

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policy that is aligned with broader government-wide objectives and policies.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Support Services

Conducts financial planning, financial reporting, internal controls, and coordinates all correspondence for the Minister and Deputy Minister.

2	Municipal Services

2.1	Program Support

Provides strategic coordination and central support services for the Municipal Services division, including business, financial, and operational planning matters.

2.2	Municipal Policy and Engagement

Responsible for policy coordination and development, legislation, and regulations. Also responsible for collection, analysis and publication of municipal data and coordination and delivery of stakeholder relations activities.

2.3	Municipal Capacity and Sustainability

Provides advice/training for municipal administrations, municipal dispute resolution, addresses municipal viability, and supports municipal accountability.

2.4	Public Library Services

Leads provincial support for public library services, including operating grants, advisory/training supports, and e-content resources supporting equitable access.

3	Municipal Assessment and Grants

3.1	Policy and Divisional Support

Develops and reviews assessment and property tax policy, supports legislative and regulatory changes, and coordinates the Municipal Assessments and Grants divisional operations.

3.2	Assessment Services

Prepares and defends designated industrial property assessments and facilitates stakeholder relations and responses. Includes the Provincial Assessor.

3.3	Grants and Education Property Tax

Administers provincial and federal grant programs to municipalities, oversees funding to local governments, prepares education property tax requisitions, and performs audits of municipal assessment practices.

4	Municipal Sustainability Initiative

4.1	Municipal Sustainability Initiative Operating

Supports municipalities with municipal planning, capacity building, shared administration, and municipal service delivery and support for non-profit organizations.

4.2	Municipal Sustainability Initiative Capital

Supports municipalities with long-term sustainable funding to manage growth pressures and key local infrastructure needs.

5	Local Government Fiscal Framework

5.1	Local Government Fiscal Framework Operating

Replaces Municipal Sustainability Initiative and continues supporting municipalities with municipal planning, capacity building, shared administration, and municipal service delivery and support for non-profit organizations.

5.2	Local Government Fiscal Framework Capital

Replaces Municipal Sustainability Initiative Capital and continues supporting municipalities with long-term sustainable funding to manage growth pressures and key local infrastructure needs.

Municipal Affairs	158

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

6	Federal Grant Programs

6.1	Canada Community-Building Fund

Provides capital funding for municipalities to help them build and revitalize their local public infrastructure. The program is fully funded by the federal government and administered by the province.

6.2	Small Communities Fund

Assists communities with populations under 100,000 to complete infrastructure projects. It is 50 per cent funded by the federal government.

6.3	Investing in Canada Infrastructure - Administration

Includes administration costs to oversee the Investing in Canada Infrastructure projects allocated to the Ministry of Municipal Affairs, funded by the federal government.

6.4	Investing in Canada Infrastructure - Rural and Northern Communities

Provides capital funding for municipalities under the federal portion of the Rural and Northern Communities stream. This is a competitive cost-sharing grant jointly funded by Canada, Alberta, and municipalities.

6.5	Investing in Canada Infrastructure - Community, Culture and Recreation

Provides capital funding for municipalities under the federal portion of the Community, Culture and Recreation stream. This is a competitive cost-sharing grant jointly funded by Canada, Alberta, and municipalities.

7	Grants in Place of Taxes

The Crown may pay to the municipality a grant not exceeding the amount that would be recoverable by the municipality for Crown property, which is exempt from taxation under the Municipal Government Act.

8	Alberta Community Partnership

Supports municipal regional collaboration and capacity building initiatives, along with other provincial priorities.

9	Technical and Corporate Services

9.1	Warranty, Certification and Policy

Provides testing and certification for fire services, is responsible for enforcement under the Safety Codes Act , and provides oversight of delegated safety system authorities.

9.2	Community and Technical Support

Oversees safety system by monitoring and assessing outcomes of safety system partners; leading development of codes, regulations, and policies under the Safety Codes Act ; and providing technical advice to stakeholders.

9.3	Residential Protection Program

Supports new home buyer protection through new home warranty and residential builder licensing, compliance, and enforcement under the New Home Buyer Protection Act.

9.4	Corporate Strategic Services

Leads business planning and reporting, agency governance, program evaluation and other strategic initiatives, emergency planning, and accommodation and facility services for the Ministry.

10	Land and Property Rights Tribunal

Makes decisions and recommendations about land use planning, development, and assessment matters. It also grants right of entry and decides compensation disputes involving surface leases and expropriation.

11	Calgary Event Centre-Community Rink

Provides capital funding to support the design and construction of a 1,000-seat community rink as part of the Calgary Event Centre.

12	Local Growth and Sustainability Grant

Provides capital funding for municipalities to address growth pressures, attract and support economic activities, and help small municipalities with infrastructure needs.

159	Municipal Affairs

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	894	894	908
1.2	Deputy Minister’s Office	907	907	932
1.3	Support Services	3,510	3,310	3,609

	Sub-total	5,311	5,111	5,449
2	Municipal Services
2.1	Program Support	690	690	706
2.2	Municipal Policy and Engagement	3,879	3,579	4,435
2.3	Municipal Capacity and Sustainability	4,772	4,572	4,804
2.4	Public Library Services	39,721	39,721	39,852

	Sub-total	49,062	48,562	49,797
3	Municipal Assessment and Grants
3.1	Policy and Divisional Support	2,743	2,593	2,695
3.2	Assessment Services	13,859	16,682	16,700
3.3	Grants and Education Property Tax	6,903	6,753	6,937

	Sub-total	23,505	26,028	26,332
4	Municipal Sustainability Initiative
4.1	Municipal Sustainability Initiative Operating	60,000	58,166	—
5	Local Government Fiscal Framework
5.1	Local Government Fiscal Framework Operating	—	—	60,000
6	Federal Grant Programs
6.3	Investing in Canada Infrastructure - Administration	102	96	96
7	Grants in Place of Taxes	36,000	36,000	38,100
8	Alberta Community Partnership	15,400	15,400	15,400
9	Technical and Corporate Services
9.1	Warranty, Certification and Policy	2,437	2,437	2,671
9.2	Community and Technical Support	7,206	6,956	7,217
9.3	Residential Protection Program	2,664	2,664	2,625
9.4	Corporate Strategic Services	2,607	2,297	2,541

	Sub-total	14,914	14,354	15,054
10	Land and Property Rights Tribunal	7,842	7,831	7,913

Municipal Affairs	160

EXPENSE VOTE BY PROGRAM … continued

(thousands of dollars)		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
CAPITAL GRANTS
4	Municipal Sustainability Initiative
4.2	Municipal Sustainability Initiative Capital	485,000	486,834	—
5	Local Government Fiscal Framework
5.2	Local Government Fiscal Framework Capital	—	—	724,200
6	Federal Grant Programs
6.1	Canada Community-Building Fund	266,214	270,536	266,214
6.2	Small Communities Fund	1,291	—	—
6.4	Investing in Canada Infrastructure - Rural and Northern Communities	25,051	13,286	24,087
6.5	Investing in Canada Infrastructure - Community, Culture and Recreation	4,239	12,453	—

	Sub-total	296,795	296,275	290,301
11	Calgary Event Centre-Community Rink	—	400	14,600
12	Local Growth and Sustainability Grant	—	—	20,000

Total		993,931	995,057	1,267,242

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
3	Municipal Assessment and Grants
3.2	Assessment Services	600	5,021	550
9	Technical and Corporate Services
9.4	Corporate Strategic Services	—	60	—
10	Land and Property Rights Tribunal	—	191	—

Total		600	5,272	550

161	Municipal Affairs

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	70	70	70
Municipal Assessment and Grants	3,046	3,046	3,036
Technical and Corporate Services	107	107	—
Valuation Adjustments and Other Provisions
Ministry Support Services	200	200	200

Total	3,423	3,423	3,306

Municipal Affairs	162

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Ministry Support Services	5,449	270	—	—	5,719
Municipal Services	49,797	—	—	—	49,797
Municipal Assessment and Grants	26,332	3,036	—	—	29,368
Local Government Fiscal Framework	784,200	—	—	—	784,200
Federal Grant Programs	290,397	—	—	—	290,397
Grants in Place of Taxes	38,100	—	—	—	38,100
Alberta Community Partnership	15,400	—	—	—	15,400
Technical and Corporate Services	15,054	—	—	—	15,054
Land and Property Rights Tribunal	7,913	—	—	—	7,913
Calgary Event Centre-Community Rink	14,600	—	—	—	14,600
Local Growth and Sustainability Grant	20,000	—	—	—	20,000
Safety Codes Council	—	—	16,710	—	16,710

Total	1,267,242	3,306	16,710	—	1,287,258
CAPITAL INVESTMENT
Municipal Assessment and Grants	550	—	—	—	550
Safety Codes Council	—	—	194	—	194

Total	550	—	194	—	744

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	218,141	200	16,231	—	234,572
Capital grants	1,049,101	—	—	—	1,049,101
Amortization	—	3,106	479	—	3,585

Total	1,267,242	3,306	16,710	—	1,287,258
CAPITAL INVESTMENT	550	—	194	—	744

163	Municipal Affairs

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
REVENUE
Canada Community-Building Fund	266,214	270,536	266,214
Other Transfers from Government of Canada	30,041	25,835	24,183
Premiums, Fees and Licences	19,885	19,008	19,234
Investment Income	276	371	519
Other Revenue	16,315	19,459	19,250

Consolidated Total	332,731	335,209	329,400
EXPENSE
Ministry Support Services	5,581	5,381	5,719
Municipal Services	49,062	48,562	49,797
Municipal Assessment and Grants	26,551	29,074	29,368
Municipal Sustainability Initiative	545,000	545,000	—
Local Government Fiscal Framework	—	—	784,200
Federal Grant Programs	296,897	296,371	290,397
Grants in Place of Taxes	36,000	36,000	38,100
Alberta Community Partnership	15,400	15,400	15,400
Technical and Corporate Services	15,021	14,461	15,054
Land and Property Rights Tribunal	7,842	7,831	7,913
Calgary Event Centre-Community Rink	—	400	14,600
Local Growth and Sustainability Grant	—	—	20,000
Safety Codes Council	15,933	15,535	16,710

Consolidated Total	1,013,287	1,014,015	1,287,258

Net Operating Result	(680,556)	(678,806)	(957,858)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Municipal Assessment and Grants	600	5,021	550
Technical and Corporate Services	—	60	—
Land and Property Rights Tribunal	—	191	—
Safety Codes Council	405	350	194

Consolidated Total	1,005	5,622	744
AMORTIZATION	(3,731)	(3,615)	(3,585)
DISPOSALS OR WRITE OFFS	(5)	(5)	(5)

Change in Capital Assets Total	(2,731)	2,002	(2,846)

Municipal Affairs	164

Public Safety and Emergency Services

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
EXPENSE	1,107,941	1,189,412	1,179,216
CAPITAL INVESTMENT	6,275	11,144	12,275
FINANCIAL TRANSACTIONS	4,196	4,196	51,440
CONTINGENCY	—	10,527	—

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

The Minister is the Solicitor General and oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides financial services, compliance and process improvement, procurement, facilities and fleet management, and emergency management services.

2	Public Security

2.1	Alberta Sheriffs

Contributes to law enforcement and includes Investigation Services, Court and Security, Protection and Transport, Highway Patrol, Fish and Wildlife Enforcement and Rural Alberta Provincial Integrated Defense Response.

2.2	Alberta Serious Incident Response Team

Investigates incidents involving police that have resulted in injury or death of a person and serious or sensitive allegations of police misconduct.

2.3	Provincial Security Intelligence Office

Provides security expertise and advice related to human induced intentional threats.

2.4	Law Enforcement Oversight

Provides standards oversight, security and security licensing services and investigation services. Includes Body Armour Control, Civil Forfeiture, Integrated Community Safety and Specialized Policing.

2.5	Contract Policing and Policing Oversight

Provides strategic management of the RCMP Provincial Police Service Agreement and is responsible for civilian oversight of police. Also includes Biology Casework and the Edmonton Airport Policing Service.

2.6	Indigenous Policing Services

Ensures effective policing for Alberta communities through policing agreements with Canada, the RCMP and self-administered Indigenous police services.

2.7	Policing Support Grant

Provides annual grants to municipalities that provide their own policing to help offset their costs.

2.8	Organized and Serious Crime

Supports the Alberta Law Enforcement Response Team which responds to serious and organized crime and the Gun and Gang Violence Action Fund which enhances efforts to combat gun and gang violence.

3	Correctional Services

3.1	Correctional Planning and Innovation

Oversees strategy and planning functions, with a focus on workforce planning, technology enhancements, Indigenous and divisional strategy, business transformation, provincial sentence administration and investigations.

3.2	Custody Operations

Accountable for adult and youth custody operations. Head office personnel support the effective operations of 10 adult and youth facilities.

3.3	Community Corrections

Oversees adult and youth community corrections centers and attendance centers. Head office personnel support the effective operations of over 40 community corrections offices.

3.4	Correctional Programs and Services

Provides community supervision to adult and youth populations across 54 locations, including four attendance centers. Head office personnel support operations, program services and policy and practice application.

3.5	Training Academy

Provides induction training to peace officers, sheriffs and correctional and community services officers. Establishes standards and provides oversight of peace officer training programs and manages training facilities.

Public Safety and Emergency Services	166

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

4	Alberta Emergency Management Agency

4.1	Managing Director’s Office

Provides strategic leadership, direct service, support and advice to government, municipalities, First Nations and other partners and key stakeholders for emergency and disaster prevention, preparedness, and response.

4.2	Strategy and Systems Support

Leads Alberta Emergency Management Agency’s policy, legislation, finance, and logistical and support services. Includes the Alberta First Responders Radio Communication System.

4.3	Operations

Supports the Provincial Operations Centre; field operations; training, certification, plans and consequence management; emergency social services; business continuity; critical infrastructure, and the Alberta Emergency Alert program.

4.4	Recovery Operations

Coordinates government support for disaster-affected communities and Albertans, and directly administers the provision of disaster financial assistance.

4.5	Disaster Recovery

Funds localized disasters and extraordinary firefighting costs, and administers funding for disaster initiatives managed by other ministries.

5	Strategy, Support and Integrated Initiatives

5.1	Strategic Policy and Planning

Provides policy, legislative, planning, agency oversight, intergovernmental coordination and stakeholder engagement functions.

5.2	Community and Public Safety Services

Provides community initiatives supports, crime prevention and restorative justice, Indigenous services and includes the Human Trafficking Office and Victim Services.

5.3	Information Technology, Research and Modernization

Provides digital process modernization and Information Technology planning services, including research, statistical reporting, evaluation, and data analytics.

6	2013 Alberta Flooding

6.1	Disaster Recovery Program - Flooding

Responsible for processes related to the Southern Alberta Flooding Disaster Recovery Program.

167	Public Safety and Emergency Services

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	897	897	913
1.2	Deputy Minister’s Office	907	907	925
1.3	Corporate Services	6,870	6,870	8,660

	Sub-total	8,674	8,674	10,498
2	Public Security
2.1	Alberta Sheriffs	132,139	131,839	136,738
2.2	Alberta Serious Incident Response Team	5,357	5,357	5,734
2.3	Provincial Security Intelligence Office	1,959	1,959	1,972
2.4	Law Enforcement Oversight	25,049	25,049	29,724
2.5	Contract Policing and Policing Oversight	370,508	372,067	391,452
2.6	Indigenous Policing Services	19,954	19,954	22,539
2.7	Policing Support Grant	98,819	98,819	108,819
2.8	Organized and Serious Crime	55,620	63,399	66,316

	Sub-total	709,405	718,443	763,294
3	Correctional Services
3.1	Correctional Planning and Innovation	5,028	5,028	5,133
3.2	Custody Operations	261,764	257,864	265,480
3.3	Community Corrections	53,542	53,542	57,031
3.4	Correctional Programs and Services	13,212	13,666	13,730
3.5	Training Academy	6,666	6,666	7,321

	Sub-total	340,212	336,766	348,695
4	Alberta Emergency Management Agency
4.1	Managing Director’s Office	606	206	617
4.2	Strategy and Systems Support	22,242	22,242	23,981
4.3	Operations	7,996	16,196	9,330
4.4	Recovery Operations	2,351	52,444	2,397
4.5	Disaster Recovery	—	17,473	—

	Sub-total	33,195	108,561	36,325
5	Strategy, Support and Integrated Initiatives
5.1	Strategic Policy and Planning	1,810	1,810	2,699
5.2	Community and Public Safety Services	12,211	12,724	14,581
5.3	Information Technology, Research and Modernization	2,434	2,434	3,124

	Sub-total	16,455	16,968	20,404

Total		1,107,941	1,189,412	1,179,216

Public Safety and Emergency Services	168

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Corporate Services	—	1,170	—
2	Public Security
2.1	Alberta Sheriffs	2,695	2,695	8,695
3	Correctional Services
3.2	Custody Operations	1,280	1,280	1,280
4	Alberta Emergency Management Agency
4.2	Strategy and Systems Support	2,300	4,365	2,300
4.4	Recovery Operations	—	1,634	—

	Sub-total	2,300	5,999	2,300

Total		6,275	11,144	12,275

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
DISASTER LIABILITY RETIREMENT
4	Alberta Emergency Management Agency
4.4	Recovery Operations	—	—	15,440
4.5	Disaster Recovery	—	—	36,000

	Sub-total	—	—	51,440
6	2013 Alberta Flooding
6.1	Disaster Recovery Program - Flooding	4,196	4,196	—

Total		4,196	4,196	51,440

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
4	Alberta Emergency Management Agency
4.5	Disaster Recovery	—	10,527	—

Total		—	10,527	—

169	Public Safety and Emergency Services

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2024-25
		Estimate
1	Edmonton Regional Airports Authority Policing Services Agreement Revenue from the Edmonton Regional Airports Authority is used for policing services at the Edmonton International Airport under the Provincial Police Service Agreement. Program 2.5	4,180

Total		4,180

Public Safety and Emergency Services	170

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Emergency Management Agency	43,655	43,655	43,655
DEPARTMENT NON-CASH AMOUNTS
Operating Expense
Alberta Emergency Management Agency	—	202,822	—
Amortization
Public Security	1,588	1,588	1,588
Correctional Services	511	511	511
Alberta Emergency Management Agency	27,110	27,110	27,110
Consumption of Inventory
Alberta Emergency Management Agency	1,000	1,000	1,000
Valuation Adjustments and Other Provisions
Ministry Support Services	20	20	20
Correctional Services	775	775	775
Alberta Emergency Management Agency	—	6,393	—

Total	74,659	283,874	74,659

171	Public Safety and Emergency Services

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Ministry Support Services	10,498	20	—	—	10,518
Public Security	763,294	1,588	—	—	764,882
Correctional Services	348,695	1,286	—	(6,754)	343,227
Alberta Emergency Management Agency	36,325	71,765	—	(6,100)	101,990
Strategy, Support and Integrated Initiatives	20,404	—	—	(684)	19,720
Victims of Crime and Public Safety Fund	—	—	38,827	—	38,827

Total	1,179,216	74,659	38,827	(13,538)	1,279,164
CAPITAL INVESTMENT
Public Security	8,695	—	—	—	8,695
Correctional Services	1,280	—	—	—	1,280
Alberta Emergency Management Agency	2,300	—	—	—	2,300
Victims of Crime and Public Safety Fund	—	—	25	—	25

Total	12,275	—	25	—	12,300

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	1,179,216	44,450	38,817	(13,538)	1,248,945
Amortization	—	29,209	10	—	29,219
Inventory consumption	—	1,000	—	—	1,000

Total	1,179,216	74,659	38,827	(13,538)	1,279,164
CAPITAL INVESTMENT	12,275	—	25	—	12,300

Public Safety and Emergency Services	172

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
REVENUE
Transfers from Government of Canada	29,416	142,760	38,169
Investment Income	1,000	1,000	1,000
Other Premiums, Fees and Licences	45,755	45,755	45,755
Fines and Penalties	53,150	45,500	45,500
Other Revenue	92,316	136,636	93,566

Consolidated Total	221,637	371,651	223,990
EXPENSE
Ministry Support Services	8,694	8,694	10,518
Public Security	710,993	720,031	764,882
Correctional Services	341,498	338,052	349,981
Alberta Emergency Management Agency	104,960	400,068	108,090
Strategy, Support and Integrated Initiatives	16,455	16,968	20,404
Victims of Crime and Public Safety Fund	39,486	39,786	38,827

Ministry Total	1,222,086	1,523,599	1,292,702
Inter-Ministry Consolidations	(5,300)	(13,367)	(13,538)

Consolidated Total	1,216,786	1,510,232	1,279,164

Net Operating Result	(995,149)	(1,138,581)	(1,055,174)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	—	1,170	—
Public Security	2,695	2,695	8,695
Correctional Services	1,280	1,280	1,280
Alberta Emergency Management Agency	2,300	5,999	2,300
Victims of Crime and Public Safety Fund	25	25	25

Consolidated Total	6,300	11,169	12,300
AMORTIZATION	(29,214)	(29,214)	(29,219)

Change in Capital Assets Total	(22,914)	(18,045)	(16,919)

CHANGE IN INVENTORY ASSETS
CONSUMPTION	(1,000)	(1,000)	(1,000)

Change in Inventory Assets Total	(1,000)	(1,000)	(1,000)

173	Public Safety and Emergency Services

Seniors, Community and Social Services

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
EXPENSE	4,986,071	4,984,196	5,316,342
CAPITAL INVESTMENT	4,072	7,472	4,072
FINANCIAL TRANSACTIONS	19,700	19,700	19,700
CONTINGENCY	—	172,305	—

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Services

Provides strategic policy and planning, data analytics, business improvements and business services.

1.4	Corporate Services

Provides corporate finance, business services and centralized procurement services for the ministry.

1.5	Appeals Panels

Adjudicative bodies created under legislation to review decisions made by program authorities upon citizen appeal.

2	Employment and Income Support

2.1	Program Planning and Delivery

Management and delivery of income support programs that assist Albertans to find and keep jobs, and helps Albertans with low incomes access financial benefits.

2.2	Income Support to People Expected to Work or Working

Financial benefits for Albertans who are able to sustain employment but do not have the resources to meet their basic needs such as food, clothing and shelter.

2.3	Income Support to People with Barriers to Full Employment

Financial benefits for Albertans who face barriers to maintaining full-time employment to meet their basic needs such as food, clothing and shelter.

2.4	Career and Employment Services

Provides access to career, workplace and labour market information that help Albertans find and maintain employment, or identify training opportunities to secure employment.

3	Assured Income for the Severely Handicapped

3.1	Program Planning and Delivery

Management and delivery of the Assured Income for the Severely Handicapped (AISH) program to provide financial and personal supports to AISH clients.

3.2	Financial Assistance Grants

Financial benefits to eligible Albertans with a severe and permanent disability that causes a substantial limitation in their ability to earn a living.

4	Disability Services

4.1	Program Planning and Delivery

Policy development, planning, coordination to support continuous improvement of supports and services for adults with disabilities in Alberta.

4.2	Persons with Developmental Disabilities - Supports to Albertans

Supports to adults with developmental disabilities to live in their homes, access specialized support requirements, find employment, be included in community life and be as independent as possible.

4.3	Persons with Developmental Disabilities - Direct Operations

Operates facilities owned by the provincial government to provide adults with developmental disabilities in residential care settings.

4.4	Family Support for Children with Disabilities

Provides comprehensive support to families of children with disabilities to strengthen the family’s capacity to promote their child’s development and participation in activities in the home and in the community.

4.5	Provincial Disability Supports Initiatives

Provides community support programs for adults with disabilities through such programs as the Alberta Brain Injury Initiative, Residential Access Modification Program, and Cross Disability Supports.

175	Seniors, Community and Social Services

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

4.6	Fetal Alcohol Spectrum Disorder Initiatives

Provides funding to Fetal Alcohol Spectrum Disorder (FASD) Service Networks to provide a continuum of coordinated services to meet the needs of those living with FASD and their caregivers.

4.7	Disability Advocate’s Office

Assists persons and their families by helping them navigate the disability system.

5	Homeless and Outreach Support Services

5.1	Program Planning and Delivery

Policy development, management and delivery of programs that support and deliver homeless shelter services and homeless support outreach services.

5.2	Homeless Shelters

Provide funding to support the operations of emergency shelters, and short-term and long-term transitional shelter sites located in communities throughout the province.

5.3	Homeless Support Outreach Services

Provides funding to community-based organizations to manage, deliver and monitor programs, which move individuals and families out of homelessness.

6	Community Supports and Family Safety

6.1	Program Planning and Delivery

Management and delivery of programs and resources that support Albertan Communities.

6.2	Community Support Services

Supports communities in designing and delivering preventive social services and municipal based transitional social services that help enhance Albertans’ social well-being.

6.3	Family and Community Safety

Provides grant funding to municipalities and community based organizations to provide community centred services to Albertans, through the Civil Society Fund, and the Service Dog Program.

7	Seniors Services

7.1	Program Planning and Delivery

Engages with government and community partners, provides policy guidance and strategic direction to Seniors Services.

7.2	Special Needs Assistance Grants

Provides financial support to eligible low-income seniors for critical needs including appliances, home repairs and personal and health supports.

7.3	Seniors Home Adaptation and Repair

Allows eligible seniors to finance home repairs and adaptations through government-supported low-interest home equity loans or grants.

7.4	Seniors Community Grants

Provides funding to support seniors abuse shelters as well as initiatives that ensures seniors are empowered to live independently, safely and with dignity.

7.5	Property Tax Deferral Loans

Allows eligible senior homeowners to defer all or part of their annual property taxes through a low-interest home equity loan with the government through the Seniors Property Tax Deferral Program.

8	Alberta Seniors Benefit

8.1	Program Planning and Delivery

Delivers the Alberta Seniors Benefit and Supplementary Accommodations Benefit programs and supports enrollment for other seniors financial assistance programs.

8.2	Alberta Seniors Benefit Grants

Provides a monthly income supplement to low-income Albertans.

8.3	Supplementary Accommodations Benefit

Provides a monthly income supplement to support affordable accommodation costs for residents of long-term care and designated supportive living facilities.

Seniors, Community and Social Services	176

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

9	Housing

9.1	Program Planning and Delivery

Works with housing management bodies, municipalities, not-for-profit organizations and for-profit organizations to provide housing and related supports to Albertans in need.

9.2	Assistance to Alberta Social Housing Corporation

Provides funding to the Alberta Social Housing Corporation to address annual operating and capital requirements for Family and Seniors Community Housing, Rental Assistance, Special Needs Housing, and Affordable Housing Strategy.

10	Public Guardian and Trustee Services

Responsible for health care decisions under last resort provisions, protects minors’ property interests and may act in the administration of missing or deceased persons’ estates.

11	Services Provided to Other Ministries

This program reflects funding received from other ministries for the delivery of services provided by the ministry on their behalf.

12	Affordability Supports and Inflation Relief

Affordability relief measure targeted at the most vulnerable Albertans to address the rising cost of living resulting from high inflation.

177	Seniors, Community and Social Services

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24	2023-24	2024-25
		Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	756	756	963
1.2	Deputy Minister’s Office	802	802	818
1.3	Strategic Services	19,145	19,145	19,231
1.4	Corporate Services	8,621	8,621	8,458
1.5	Appeals Panels	3,956	3,956	3,983

	Sub-total	33,280	33,280	33,453
2	Employment and Income Support
2.1	Program Planning and Delivery	97,263	123,702	102,070
2.2	Income Support to People Expected to Work or Working	362,417	362,417	367,917
2.3	Income Support to People with Barriers to Full Employment	236,535	216,135	227,035
2.4	Career and Employment Services	95,892	94,592	95,892

	Sub-total	792,107	796,846	792,914
3	Assured Income for the Severely Handicapped
3.1	Program Planning and Delivery	35,166	36,551	36,008
3.2	Financial Assistance Grants	1,503,285	1,503,285	1,610,622

	Sub-total	1,538,451	1,539,836	1,646,630
4	Disability Services
4.1	Program Planning and Delivery	58,411	67,190	59,931
4.2	Persons with Developmental Disabilities - Supports to Albertans	1,173,710	1,173,710	1,219,148
4.3	Persons with Developmental Disabilities - Direct Operations	40,290	40,290	41,559
4.4	Family Support for Children with Disabilities	233,765	232,165	233,765
4.5	Provincial Disability Supports Initiatives	18,199	18,199	18,199
4.6	Fetal Alcohol Spectrum Disorder Initiatives	25,239	25,239	25,239
4.7	Disability Advocate’s Office	1,200	1,200	1,220

	Sub-total	1,550,814	1,557,993	1,599,061
5	Homeless and Outreach Support Services
5.1	Program Planning and Delivery	3,297	3,297	3,353
5.2	Homeless Shelters	83,500	79,200	108,051
5.3	Homeless Support Outreach Services	101,638	97,838	101,518

	Sub-total	188,435	180,335	212,922
6	Community Supports and Family Safety
6.1	Program Planning and Delivery	1,739	1,739	1,771
6.2	Community Support Services	115,000	115,000	115,000
6.3	Family and Community Safety	19,400	19,400	19,400

	Sub-total	136,139	136,139	136,171

Seniors, Community and Social Services	178

EXPENSE VOTE BY PROGRAM … continued

(thousands of dollars)		Comparable
		2023-24	2023-24	2024-25
		Budget	Forecast	Estimate
OPERATING EXPENSE … continued
7	Seniors Services
7.1	Program Planning and Delivery	5,319	5,319	6,248
7.2	Special Needs Assistance Grants	18,647	15,897	14,547
7.3	Seniors Home Adaptation and Repair	1,565	1,565	1,565
7.4	Seniors Community Grants	2,806	3,970	6,191

	Sub-total	28,337	26,751	28,551
8	Alberta Seniors Benefit
8.1	Program Planning and Delivery	5,737	5,685	6,216
8.2	Alberta Seniors Benefit Grants	373,918	373,918	389,718
8.3	Supplementary Accommodations Benefit	114,203	94,803	110,843

	Sub-total	493,858	474,406	506,777
9	Housing
9.1	Program Planning and Delivery	10,745	10,745	10,960
9.2	Assistance to Alberta Social Housing Corporation	115,173	134,073	157,449

	Sub-total	125,918	144,818	168,409
10	Public Guardian and Trustee Services	27,261	27,261	27,889
11	Services Provided to Other Ministries	2,228	2,228	2,634
12	Affordability Supports and Inflation Relief	8,700	2,700	—
CAPITAL PAYMENTS TO RELATED PARTIES
9	Housing
9.2	Assistance to Alberta Social Housing Corporation	60,543	61,603	160,931

Total		4,986,071	4,984,196	5,316,342

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
4	Disability Services
4.1	Program Planning and Delivery	—	1,600	—
4.3	Persons with Developmental Disabilities - Direct Operations	572	922	572
4.7	Disability Advocate’s Office	—	450	—

	Sub-total	572	2,972	572
10	Public Guardian and Trustee Services	3,500	4,500	3,500

Total		4,072	7,472	4,072

179	Seniors, Community and Social Services

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24	2023-24	2024-25
		Budget	Forecast	Estimate
LOANS AND ADVANCES
7	Seniors Services
7.3	Seniors Home Adaptation and Repair	9,950	9,950	9,950
7.5	Property Tax Deferral Loans	9,750	9,750	9,750

	Sub-total	19,700	19,700	19,700

Total		19,700	19,700	19,700

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
2	Employment and Income Support
2.1	Program Planning and Delivery	—	2,100	—
2.2	Income Support to People Expected to Work or Working	—	85,700	—
2.3	Income Support to People with Barriers to Full Employment	—	2,100	—

	Sub-total	—	89,900	—
3	Assured Income for the Severely Handicapped
3.2	Financial Assistance Grants	—	20,000	—
5	Homeless and Outreach Support Services
5.2	Homeless Shelters	—	43,000	—
6	Community Supports and Family Safety
6.2	Community Support Services	—	1,000	—
9	Housing
9.2	Assistance to Alberta Social Housing Corporation	—	400	—
CAPITAL PAYMENTS TO RELATED PARTIES
9	Housing
9.2	Assistance to Alberta Social Housing Corporation	—	18,005	—

Total		—	172,305	—

Seniors, Community and Social Services	180

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2024-25
		Estimate
1	Services Provided to Other Ministries Reflects funding received from other ministries for the delivery of services provided by the ministry (e.g. Alberta Supports Contact Centre services and appeals) on their behalf. Program 11	2,634

Total		2,634

181	Seniors, Community and Social Services

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Affordability Supports and Inflation Relief	267,000	190,000	—
DEPARTMENT NON-CASH AMOUNTS
Amortization
Disability Services	427	427	427
Public Guardian and Trustee Services	4	4	4
Valuation Adjustments and Other Provisions
Alberta Seniors Benefit	100	100	—

Total	267,531	190,531	431

Seniors, Community and Social Services	182

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Ministry Support Services	33,453	—	—	—	33,453
Employment and Income Support	792,914	—	—	(3,500)	789,414
Assured Income for the Severely Handicapped	1,646,630	—	—	—	1,646,630
Disability Services	1,599,061	427	—	(19,500)	1,579,988
Homeless and Outreach Support Services	212,922	—	—	—	212,922
Community Supports and Family Safety	136,171	—	—	—	136,171
Seniors Services	28,551	—	—	—	28,551
Alberta Seniors Benefit	506,777	—	—	—	506,777
Housing	329,340	—	—	(318,380)	10,960
Public Guardian and Trustee Services	27,889	4	—	—	27,893
Services Provided to Other Ministries	2,634	—	—	(2,634)	—
Alberta Social Housing Corporation	—	—	474,690	—	474,690

Total	5,316,342	431	474,690	(344,014)	5,447,449
CAPITAL INVESTMENT
Disability Services	572	—	—	—	572
Public Guardian and Trustee Services	3,500	—	—	—	3,500
Alberta Social Housing Corporation	—	—	36,789	—	36,789

Total	4,072	—	36,789	—	40,861

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	5,155,411	—	256,559	(183,083)	5,228,887
Capital grants	—	—	161,631	—	161,631
Capital payments to related parties	160,931	—	—	(160,931)	—
Amortization	—	431	51,500	—	51,931
Loss on disposal of capital asset	—	—	5,000	—	5,000

Total	5,316,342	431	474,690	(344,014)	5,447,449
CAPITAL INVESTMENT	4,072	—	36,789	—	40,861

183	Seniors, Community and Social Services

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
REVENUE
Labour Market Development	85,128	85,128	85,128
Services on First Nations Reserves	48,143	48,143	48,643
Other Federal Transfers	159,475	121,925	133,000
Investment Income	1,822	2,645	2,730
Premiums, Fees and Licences	5,000	5,000	5,000
Other Revenue	67,072	60,857	49,978

Ministry Total	366,640	323,698	324,479
Inter-Ministry Consolidations	(2,228)	(3,728)	(3,734)

Consolidated Total	364,412	319,970	320,745
EXPENSE
Ministry Support Services	33,280	33,280	33,453
Employment and Income Support	792,107	886,746	792,914
Assured Income for the Severely Handicapped	1,538,451	1,559,836	1,646,630
Disability Services	1,551,241	1,558,420	1,599,488
Homeless and Outreach Support Services	188,435	223,335	212,922
Community Supports and Family Safety	136,139	137,139	136,171
Seniors Services	28,337	26,751	28,551
Alberta Seniors Benefit	493,958	474,506	506,777
Housing	10,745	10,745	10,960
Public Guardian and Trustee Services	27,265	27,265	27,893
Services Provided to Other Ministries	2,228	2,228	2,634
Affordability Supports and Inflation Relief	275,700	192,700	—
Alberta Social Housing Corporation	337,094	355,851	474,690

Ministry Total	5,414,980	5,488,802	5,473,083
Inter-Ministry Consolidations	(25,228)	(25,228)	(25,634)

Consolidated Total	5,389,752	5,463,574	5,447,449

Net Operating Result	(5,025,340)	(5,143,604)	(5,126,704)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Disability Services	572	2,972	572
Public Guardian and Trustee Services	3,500	4,500	3,500
Alberta Social Housing Corporation	56,898	76,506	36,789

Consolidated Total	60,970	83,978	40,861
AMORTIZATION	(51,931)	(51,931)	(51,931)
DISPOSALS OR WRITE OFFS	(5,000)	(5,000)	(5,000)

Change in Capital Assets Total	4,039	27,047	(16,070)

Seniors, Community and Social Services	184

Service Alberta and Red Tape Reduction

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
EXPENSE	190,534	192,827	211,573
CAPITAL INVESTMENT	45,520	43,614	64,447
FINANCIAL TRANSACTIONS	5,500	5,500	5,500

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Supports strategic and corporate functions across the ministry in corporate finance, policy and governance, business, and strategic planning and facilities.

2	Consumer and Registry Services

2.1	Consumer Awareness and Advocacy

Facilitates fair market practices, enforces consumer protection legislation, and administers the Residential Tenancy Dispute Resolution Service.

2.2	Land Titles

Supports the registration of land ownership in Alberta and the subdivision of land through the accuracy of land titles.

2.3	Motor Vehicles

Delivers services to Albertans such as driver’s licences, driver’s abstracts, vehicle registrations, identification cards; and oversees privatized registry agents.

2.4	Other Registry Services

Provides registry services for individuals and businesses, including vital statistics, corporate and non-profit registration, and property transactions.

2.5	Registries Modernization

Manages the modernization of all registries.

3	Red Tape Reduction, Audit and Investigations, and Gaming

3.1	Red Tape Reduction

Leads the government’s Red Tape Reduction efforts to improve service delivery and reduce unnecessary regulatory and administrative burdens for Albertans and businesses.

3.2	Audit and Investigations

Undertakes audit and investigation services that protects Albertans and the integrity of government services provided to Albertans.

3.3	Gaming Research and Policy

Supports gaming and gambling researchers, policy makers and problem gambling prevention and treatment counselors by enhancing the understanding of gaming, prevention mechanisms and treatment programs.

3.4	Horse Racing and Breeding Renewal Program

Supports Horse Racing Alberta by granting a fixed percentage of the net proceeds from slot terminals at Racing Entertainment Centres to Horse Racing Alberta.

3.5	Airport Entertainment Centres

Supports participating Airport Authorities by granting a fixed percentage of video lottery terminal revenues generated at Airport Entertainment Centres to participating Airport Authorities.

Service Alberta and Red Tape Reduction	186

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

4	Financial and Administrative Shared Services

4.1	Procurement Services

Delivers centralized procurement services, policy, training, as well as warehousing services and surplus sales.

4.2	Financial and Employee Services

Delivers centralized services to ministries such as payroll, employee benefits, accounts payable and receivable, business partner maintenance, electronic payments, and banking services.

4.3	Central Logistics

Delivers centralized administrative services, such as fleet management, mail, printing, employee ID, building access, equipment leasing and contact center operations.

4.4	FOIP Operations and King’s Printer

Delivers centralized access to information and administration of the FOIP Act and Personal Information Protection Act, and manages the printing and publication of Alberta government laws and published materials.

187	Service Alberta and Red Tape Reduction

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24	2023-24	2024-25
		Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	795	795	812
1.2	Deputy Minister’s Office	820	820	840
1.3	Corporate Services	3,279	3,279	3,872

	Sub-total	4,894	4,894	5,524
2	Consumer and Registry Services
2.1	Consumer Awareness and Advocacy	6,660	6,660	6,788
2.2	Land Titles	20,571	20,571	18,389
2.3	Motor Vehicles	15,603	18,415	35,355
2.4	Other Registry Services	7,583	7,583	7,718
2.5	Registries Modernization	7,327	7,327	7,575

	Sub-total	57,744	60,556	75,825
3	Red Tape Reduction, Audit and Investigations, and Gaming
3.1	Red Tape Reduction	1,710	1,710	1,740
3.2	Audit and Investigations	7,954	7,954	8,123
3.3	Gaming Research and Policy	2,107	2,107	3,116
3.4	Horse Racing and Breeding Renewal Program	43,750	45,750	42,850
3.5	Airport Entertainment Centres	1,000	70	200

	Sub-total	56,521	57,591	56,029
4	Financial and Administrative Shared Services
4.1	Procurement Services	12,724	12,724	15,917
4.2	Financial and Employee Services	14,673	14,673	14,974
4.3	Central Logistics	31,370	31,370	30,433
4.4	FOIP Operations and King’s Printer	12,608	11,019	12,871

	Sub-total	71,375	69,786	74,195

Total		190,534	192,827	211,573

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
2	Consumer and Registry Services
2.5	Registries Modernization	28,689	28,689	44,782
4	Financial and Administrative Shared Services
4.3	Central Logistics	16,831	14,925	19,665

Total		45,520	43,614	64,447

Service Alberta and Red Tape Reduction	188

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24	2023-24	2024-25
		Budget	Forecast	Estimate
INVENTORY ACQUISITION
4	Financial and Administrative Shared Services
4.2	Financial and Employee Services	400	400	400
4.3	Central Logistics	5,100	5,100	5,100

Total		5,500	5,500	5,500

189	Service Alberta and Red Tape Reduction

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2024-25
		Estimate
1	Horse Racing and Breeding Renewal Program Per the grant agreement with Horse Racing Alberta, a fixed percentage of slot revenues generated at Racing Entertainment Centres is granted to Horse Racing Alberta to support operating and capital cost of race tracks facilities, breed improvement initiatives and purse enhancements. Program 3.4	42,850
2	Services to Ministries Funding is received from other ministries to provide cross-government services such as: administrative services, contact centres, mail services, audit services, and fleet administration. Programs 3 and 4	18,250
3	Airport Entertainment Centres Per the grant agreement with participating Airport Authorities, a fixed percentage of video lottery terminal revenues generated at Airport Entertainment Centres is granted to participating Airport Authorities. Program 3.5	200
4	Residential Tenancy Dispute Resolution Service Fees collected from landlords and tenants to resolve disputes, outside of the provincial court, are used to fund the cost of this service. Program 2.1	777
5	Specialty Licence Plates Fees collected for specialty licence plates that allow Albertans to show their support for charitable organizations and are used to fund the production of the plates. Program 2.3	500
6	Other Registry Services Fees charged for special reports generated from the registry information system are used to fund the production of these reports. Program 2.4	50

Total		62,627

FINANCIAL TRANSACTIONS AMOUNTS FUNDED BY CREDIT OR RECOVERY
7	Services to Ministries Funding is received from other ministries to provide cross-government mail services. Program 4	4,200

Total		4,200

Service Alberta and Red Tape Reduction	190

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Consumer and Registry Services	25	25	25
DEPARTMENT NON-CASH AMOUNTS
Amortization
Consumer and Registry Services	1,320	1,320	1,320
Financial and Administrative Shared Services	16,780	16,780	16,780
Consumption of Inventory
Ministry Support Services	5	5	5
Consumer and Registry Services	870	870	870
Financial and Administrative Shared Services	4,625	4,625	4,625
Valuation Adjustments and Other Provisions
Ministry Support Services	37	37	37
Consumer and Registry Services	95	95	95
Financial and Administrative Shared Services	435	435	435

Total	24,192	24,192	24,192

191	Service Alberta and Red Tape Reduction

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Ministry Support Services	5,524	42	—	5,566
Consumer and Registry Services	75,825	2,310	—	78,135
Red Tape Reduction, Audit and Investigations, and Gaming	56,029	—	(408)	55,621
Financial and Administrative Shared Services	74,195	21,840	(32,107)	63,928

Total	211,573	24,192	(32,515)	203,250
CAPITAL INVESTMENT
Consumer and Registry Services	44,782	—	—	44,782
Financial and Administrative Shared Services	19,665	—	—	19,665

Total	64,447	—	—	64,447
INVENTORY ACQUISITION
Financial and Administrative Shared Services	5,500	—	—	5,500

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	211,573	592	(32,515)	179,650
Amortization	—	18,100	—	18,100
Inventory consumption	—	5,500	—	5,500

Total	211,573	24,192	(32,515)	203,250
CAPITAL INVESTMENT	64,447	—	—	64,447
INVENTORY ACQUISITION	5,500	—	—	5,500

Service Alberta and Red Tape Reduction	192

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
REVENUE
Net Income from Government Business Enterprises	2,348,761	2,373,419	2,301,765
Motor Vehicle Licences	550,205	550,205	565,336
Land Titles Registration Levy	—	—	77,406
Electric Vehicle Tax	—	—	1,000
Other Premiums, Fees and Licences	181,836	181,836	117,562
Other Miscellaneous Revenue	34,140	34,140	34,140

Ministry Total	3,114,942	3,139,600	3,097,209
Inter-Ministry Consolidations	(32,515)	(32,515)	(32,515)

Consolidated Total	3,082,427	3,107,085	3,064,694
EXPENSE
Ministry Support Services	4,936	4,936	5,566
Consumer and Registry Services	60,054	62,866	78,135
Red Tape Reduction, Audit and Investigations, and Gaming	56,521	57,591	56,029
Financial and Administrative Shared Services	93,215	91,626	96,035

Ministry Total	214,726	217,019	235,765
Inter-Ministry Consolidations	(32,515)	(32,515)	(32,515)

Consolidated Total	182,211	184,504	203,250

Net Operating Result	2,900,216	2,922,581	2,861,444

CHANGE IN CAPITAL ASSETS
INVESTMENT
Consumer and Registry Services	28,689	28,689	44,782
Financial and Administrative Shared Services	16,831	14,925	19,665

Consolidated Total	45,520	43,614	64,447
AMORTIZATION	(18,100)	(18,100)	(18,100)

Change in Capital Assets Total	27,420	25,514	46,347

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION
Financial and Administrative Shared Services	5,500	5,500	5,500

Consolidated Total	5,500	5,500	5,500
CONSUMPTION	(5,500)	(5,500)	(5,500)

Change in Inventory Assets Total	—	—	—

193	Service Alberta and Red Tape Reduction

Technology and Innovation

AMOUNTS TO BE VOTED

(thousands of dollars)

	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
EXPENSE	948,075	803,323	865,916
CAPITAL INVESTMENT	112,385	91,788	115,649
FINANCIAL TRANSACTIONS	—	25,000	—

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Supports strategic and corporate functions across the ministry in corporate finance, policy and governance, business, and strategic planning, and facilities.

2	Innovation, Privacy and Policy

2.1	Innovation, Privacy and Policy

Advances Alberta’s innovation agenda, delivers enterprise policy and program for content management, privacy, technology and access to information, administers Personal Information Protection Act and Part 2 of the FOIP Act.

2.2	Grant to Alberta Innovates Corporation

Provides funding to Alberta Innovates Corporation, which is responsible for supporting government’s research and innovation initiatives.

2.3	Grant to Alberta Enterprise Corporation

Provides funding to the Alberta Enterprise Corporation, which is responsible for attracting venture capital funds for knowledge-based companies.

3	Technology Support and Operations

Manages government’s secure technology platforms, including the 1GX system, end users, voice, data, video conferencing, network services and SuperNet operation.

4	Digital Design and Delivery

4.1	Digital Delivery and Innovation

As government’s centre of digital delivery, designs simpler, faster and better services with ministries; builds capability and confidence in modern digital practice; and assures service quality and value through standards and controls.

4.2	Digital Strategy Initiatives

Develops and implements Digital Strategy cloud and data initiatives. Upon approval by Treasury Board, the Minister may transfer all or a portion of this program to the Expense Supply Vote.

5	Cybersecurity

Protect digital assets and identify, monitor, and respond to cyber threats. Collaborate with public and private organizations to strengthen Alberta’s overall cybersecurity posture.

6	Data and Content Management

Provides strategic direction and delivery of services related to the governance and management of content including data, information and records.

195	Technology and Innovation

EXPENSE VOTE BY PROGRAM

(thousands of dollars)

	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
OPERATING EXPENSE
1 Ministry Support Services
1.1 Minister’s Office	639	639	660
1.2 Deputy Minister’s Office	709	709	732
1.3 Corporate Services	3,062	3,062	3,711

Sub-total	4,410	4,410	5,103
2 Innovation, Privacy and Policy
2.1 Innovation, Privacy and Policy	92,005	98,739	69,695
2.2 Grant to Alberta Innovates Corporation	180,346	179,346	182,792

Sub-total	272,351	278,085	252,487
3 Technology Support and Operations	315,246	342,395	342,358
4 Digital Design and Delivery
4.1 Digital Delivery and Innovation	102,713	92,878	113,130
5 Cybersecurity	12,748	12,748	15,439
6 Data and Content Management	—	—	31,752
CAPITAL GRANTS
3 Technology Support and Operations	229,000	62,000	98,300
CAPITAL PAYMENTS TO RELATED PARTIES
2 Innovation, Privacy and Policy
2.2 Grant to Alberta Innovates Corporation	11,607	10,807	7,347

Total	948,075	803,323	865,916

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
3 Technology Support and Operations	28,105	29,769	30,869
4 Digital Design and Delivery
4.1 Digital Delivery and Innovation	59,280	47,019	84,780
4.2 Digital Strategy Initiatives	25,000	15,000	—

Sub-total	84,280	62,019	84,780

Total	112,385	91,788	115,649

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
DEBT REPAYMENT
2 Innovation, Privacy and Policy
2.3 Grant to Alberta Enterprise Corporation	—	25,000	—

Total	—	25,000	—

Technology and Innovation	196

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)

2024-25
Estimate
1 Services to Ministries	39,130
Funding received from other ministries is used to provide cross-government technology services. Programs 3, 4 and 6

Total	39,130

197	Technology and Innovation

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Innovation, Privacy and Policy	77,000	77,000	82,000
DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Technology Support and Operations	4,000	4,000	4,000
Amortization
Technology Support and Operations	54,689	54,689	55,189
Digital Design and Delivery	15,400	15,400	15,400
Valuation Adjustments and Other Provisions
Ministry Support Services	38	38	38
Technology Support and Operations	440	440	440

Total	151,567	151,567	157,067

Technology and Innovation	198

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2024-25
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	5,103	38	—	—	5,141
Innovation, Privacy and Policy	259,834	82,000	—	(242,896)	98,938
Technology Support and Operations	440,658	59,629	—	(28,910)	471,377
Digital Design and Delivery	113,130	15,400	—	(13,800)	114,730
Cybersecurity	15,439	—	—	—	15,439
Data and Content Management	31,752	—	—	—	31,752
Alberta Innovates Corporation	—	—	254,731	(58,160)	196,571
Alberta Enterprise Corporation	—	—	3,837	—	3,837

Total	865,916	157,067	258,568	(343,766)	937,785
CAPITAL INVESTMENT
Technology Support and Operations	30,869	—	—	—	30,869
Digital Design and Delivery	84,780	—	—	—	84,780
Alberta Innovates Corporation	—	—	18,936	—	18,936

Total	115,649	—	18,936	—	134,585

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	760,269	82,478	249,003	(332,419)	759,331
Capital grants	98,300	—	—	—	98,300
Capital payments to related parties	7,347	4,000	—	(11,347)	—
Amortization	—	70,589	9,565	—	80,154

Total	865,916	157,067	258,568	(343,766)	937,785
CAPITAL INVESTMENT	115,649	—	18,936	—	134,585

199	Technology and Innovation

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
REVENUE
Internal Government Transfers	88,790	88,790	90,030
Transfers from Government of Canada	4,200	6,289	4,600
Investment Income	500	1,500	1,500
Other Revenue	85,376	106,476	85,376

Ministry Total	178,866	203,055	181,506
Inter-Ministry Consolidations	(129,346)	(150,446)	(130,586)

Consolidated Total	49,520	52,609	50,920
EXPENSE
Ministry Support Services	4,448	4,448	5,141
Innovation, Privacy and Policy	169,005	175,739	151,695
Technology Support and Operations	603,375	463,524	500,287
Digital Design and Delivery	118,113	108,278	128,530
Cybersecurity	12,748	12,748	15,439
Data and Content Management	—	—	31,752
Alberta Innovates Corporation	253,206	250,964	254,731
Alberta Enterprise Corporation	3,837	3,837	3,837

Ministry Total	1,164,732	1,019,538	1,091,412
Inter-Ministry Consolidations	(152,077)	(171,377)	(153,627)

Consolidated Total	1,012,655	848,161	937,785

Net Operating Result	(963,135)	(795,552)	(886,865)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Technology Support and Operations	28,105	29,769	30,869
Digital Design and Delivery	84,280	62,019	84,780
Alberta Innovates Corporation	20,107	29,883	18,936

Consolidated Total	132,492	121,671	134,585
AMORTIZATION	(79,227)	(79,227)	(80,154)

Change in Capital Assets Total	53,265	42,444	54,431

Technology and Innovation	200

Tourism and Sport

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
EXPENSE	104,672	105,672	135,916
CAPITAL INVESTMENT	—	—	25
CONTINGENCY	—	4,385	—

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides key ministry support functions including corporate services, financial services, grant management, cross-ministry and intergovernmental strategies, strategic policy and planning, governance and legislative support.

2	Tourism

2.1	Program Support

Supports activities, including policy analysis, information management, strategic, financial and operational planning matters.

2.2	Tourism Policy and Major Events

Responsible for the legislative, regulatory, broad policy framework strategy to advance tourism and for overseeing government’s major events bid policy.

2.3	Grant to Travel Alberta Corporation

Operating grant to the Travel Alberta Corporation.

3	Sport, Physical Activity and Recreation

3.1	Sport, Physical Activity and Recreation Services

Works with national, provincial, municipal and local partners to develop and advance policy and programs.

3.2	Sport, Physical Activity and Recreation Development

Supports provincial sport, physical activity and recreation organizations in enhancing participant (athlete, coach, official and volunteer) development to develop and advance operational policies and programs for Albertans.

3.3	Multi-Sport Games

Provides and supports opportunities for Alberta’s athletes to participate in multi-sport games including Alberta and Canada Summer and Winter Games and Arctic Winter Games.

3.4	Support for Sport, Physical Activity and Recreation

Supports Alberta’s sport, physical activity and recreation sector through grants to organizations and individuals.

3.5	Community Recreation Centre Infrastructure Program

Provides grants for small and mid-sized projects such as indoor and outdoor hockey arenas and rinks, community pools, indoor turf centres, pickleball courts, sport fields and courts, and other recreational facilities.

Tourism and Sport	202

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
OPERATING EXPENSE
1 Ministry Support Services
1.1 Minister’s Office	—	150	775
1.2 Deputy Minister’s Office	—	650	860
1.3 Corporate Services	500	500	500

Sub-total	500	1,300	2,135
2 Tourism
2.1 Program Support	800	550	815
2.2 Tourism Policy and Major Events	1,007	1,007	1,276
2.3 Grant to Travel Alberta Corporation	71,940	71,440	79,498

Sub-total	73,747	72,997	81,589
3 Sport, Physical Activity and Recreation
3.1 Sport, Physical Activity and Recreation Services	2,295	2,295	2,335
3.2 Sport, Physical Activity and Recreation Development	1,375	1,325	1,405
3.3 Multi-Sport Games	1,650	1,650	1,670
3.4 Support for Sport, Physical Activity and Recreation	25,105	26,105	36,782

Sub-total	30,425	31,375	42,192
CAPITAL GRANTS
3 Sport, Physical Activity and Recreation
3.5 Community Recreation Centre Infrastructure Program	—	—	10,000

Total	104,672	105,672	135,916

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
3 Sport, Physical Activity and Recreation
3.3 Multi-Sport Games	—	—	25

Total	—	—	25

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
1 Ministry Support Services
1.1 Minister’s Office	—	485	—
3 Sport, Physical Activity and Recreation
3.4 Support for Sport, Physical Activity and Recreation	—	3,900	—

Total	—	4,385	—

203	Tourism and Sport

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)	2024-25
Estimate
1 Sport, Physical Activity and Recreation	4,125
Revenue from donations, fees and other sources used to fund the cost of sport programs, facilities and services. Programs 3.1, 3.2, 3.3 and 3.4

Total	4,125

Tourism and Sport	204

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Tourism	7	7	7
Sport, Physical Activity and Recreation	5	5	5

Total	12	12	12

205	Tourism and Sport

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2024-25
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	2,135	—	—	—	2,135
Tourism	81,589	7	80,772	(79,498)	82,870
Sport, Physical Activity and Recreation	52,192	5	—	(1,500)	50,697

Total	135,916	12	80,772	(80,998)	135,702
CAPITAL INVESTMENT
Sport, Physical Activity and Recreation	25	—	—	—	25

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	125,916	—	80,648	(80,998)	125,566
Capital grants	10,000	—	—	—	10,000
Amortization	—	12	124	—	136

Total	135,916	12	80,772	(80,998)	135,702
CAPITAL INVESTMENT	25	—	—	—	25

Tourism and Sport	206

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
REVENUE
Transfers from Government of Canada	640	1,543	640
Investment Income	150	650	150
Premiums, Fees and Licences	300	300	300
Other Revenue	2,185	4,435	4,185

Consolidated Total	3,275	6,928	5,275
EXPENSE
Ministry Support Services	500	1,785	2,135
Tourism	73,970	75,913	82,870
Sport, Physical Activity and Recreation	30,430	35,280	52,197

Ministry Total	104,900	112,978	137,202
Inter-Ministry Consolidations	(1,500)	(1,500)	(1,500)

Consolidated Total	103,400	111,478	135,702

Net Operating Result	(100,125)	(104,550)	(130,427)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Sport, Physical Activity and Recreation	—	—	25
Consolidated Total	—	—	25
AMORTIZATION	(78)	(118)	(136)

Change in Capital Assets Total	(78)	(118)	(111)

207	Tourism and Sport

Transportation and Economic Corridors

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
EXPENSE	1,722,148	1,526,236	1,910,459
CAPITAL INVESTMENT	1,837,114	1,513,097	1,351,142
FINANCIAL TRANSACTIONS	134,644	134,644	155,139

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Services

Includes Strategic Policy, Finance, and Strategic Business Services which are responsible for providing policy support and development, financial services, business planning, reporting services, and emergency management.

2	Program Services and Support

2.1	Program Services

Guides investment and capital planning strategies and develops and implements procurement policies and processes; manages contracts and contract risks; and oversees new strategic procurement initiatives.

2.2	Assessment and Support Systems

Consists of multi-year contracts for data collection, inspections, assessment, and functional planning studies required to support the provincial highway network and inform future transportation needs and prioritization.

2.3	Passenger Rail Master Plan

Supports activities for feasibility assessment and studies required to explore options and governance to develop a passenger rail delivery plan and inform future rail needs and prioritization.

3	Traffic Safety Programs

3.1	Traffic Safety Services

Provides leadership and direction in the development and delivery of transportation safety programs, including implementing the Alberta Traffic Safety Plan and overseeing the 511 Alberta System.

3.2	Driver Safety Initiatives

Includes Mandatory Entry-Level Training (MELT) and Driver Examinations which support a comprehensive road safety strategy focused on driver education and licensing standards; as well as the Pre-Entry Program which guides compliance of new commercial carriers in a manner which is compliant with legislation relevant to the National Safety Code (NSC).

3.3	SafeRoads Alberta

Adjudicates administrative penalties for alcohol or drug-related driving contraventions under the Traffic Safety Act and considers certain vehicle seizure applications on behalf of the Registrar of Motor Vehicle Services.

3.4	Commercial Driver Grants

Provides funding support to unemployed Albertans and employers to access MELT to attract Class 1 drivers to the workforce.

4	Provincial Highway Maintenance

4.1	Maintenance

Includes the on-going structural and operating maintenance of all provincial highways, bridges and other infrastructure; such as snow removal, grass cutting, maintenance of highway lighting, among others.

4.2	P3 Maintenance

Includes structural and operational maintenance of all provincial ring roads.

4.3	Salt, Sand and Gravel

Purchase of salt, sand and gravel for provincial highway and bridge maintenance.

5	Municipal Transit and Transportation Grant Programs

5.1	Strategic Transportation Infrastructure Program

Provides financial assistance to smaller municipalities for developing and maintaining key transportation infrastructure that promotes economic growth and improves mobility.

5.2	Green Transit Incentives Program (GreenTRIP)

Provides funding support for local, regional and inter-municipal public transit projects throughout Alberta that reduce greenhouse gas emissions.

209	Transportation and Economic Corridors

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

5.3	Terwillegar Expansion

Provides funding to the City of Edmonton to assist with the Terwillegar Drive expansion.

5.4	City of Edmonton 50th Street Project

Provides funding to the City of Edmonton to assist with the 50th Street project.

5.5	Calgary LRT Projects

Provides funding to the City of Calgary to assist with the construction of Green Line and Blue Line LRT projects.

5.6	Edmonton LRT Projects

Provides funding to the City of Edmonton to assist with the construction of LRT projects.

5.7	Ray Gibbon Drive Expansion

Provides funding to the City of St. Albert to assist with the Ray Gibbon Drive project.

5.8	Yellowhead Trail Project

Provides funding to the City of Edmonton to assist with the Yellowhead Trail project.

5.9	Red Deer Regional Airport Expansion

Provides funding to support expansion of the regional airport. 5.10 YYC Rail Connection Study

Provides funding to the City of Calgary to assist with the Calgary International Airport rail connection study. 5.11 O’Chiese Road Improvements

Provides funding to Clearwater County to support O’Chiese Road Improvements. 5.12 Calgary Rivers District and Events Centre

Provides funding to facilitate the construction of roads, bridges, LRT connections, site utilities, site reclamation and other essential infrastructure supporting the development of the new Calgary Events Centre.

5.13	Fox Lake Access Improvement

Provides funding assistance to improve access into Fox Lake to rebuild the community after devastating wildfires.

6	Municipal Water Infrastructure Grant Programs

6.1	Municipal Water Wastewater Program

Provides project-specific grants to smaller municipalities to assist in the construction of high priority municipal water supply and treatment, wastewater treatment and disposal projects.

6.2	Water for Life

Provides project-specific grants for large regional water systems to municipalities to assist larger communities in the construction of high priority municipal water supply and treatment, wastewater treatment and disposal projects.

6.3	First Nations Water Tie-In Program

Provides First Nations communities with reliable access to safe drinking-water in order to reduce or eliminate boil water advisories and to provide reliable wastewater management systems.

6.4	Sundre Wastewater Treatment Plant

Provides a project-specific grant to assist with a wastewater treatment plant upgrade in Sundre with new and innovative technology.

6.5	Lethbridge Waterline Expansion

Provides funding to Lethbridge County to assist with upgrades to water infrastructure in the region.

6.6	Capital Region Wastewater Treatment

Provides funding to support the additional treatment of wastewater to create a water source that can be used for industrial purposes.

7	Federal Grant Programs

7.1	Clean Water Wastewater Fund

A federal program that rehabilitates both water treatment and distribution infrastructure and existing wastewater and storm water treatment systems, as well as other initiatives.

7.2	Investing in Canada Infrastructure—Public Transit

Eligible municipalities can apply for funding to improve and expand existing public transit systems. This is a federal program with grant funding flowing through the department’s budget.

Transportation and Economic Corridors	210

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

7.3	Investing in Canada Infrastructure - Green Infrastructure

Funds projects that protect the environment and supports Canada’s transition to a clean economy. This is a federal program with grant funding flowing through the department’s budget.

7.4	Investing in Canada Infrastructure - Rural and Northern Communities

Provides funding to support projects that improve infrastructure in small, rural and remote communities. This is a federal program with grant funding flowing through the department’s budget.

7.5	Investing in Canada Infrastructure - COVID-19 Resilience

Provides support to fund quick-start, short-term projects in response to the impacts of COVID-19. This is a federal program with grant funding flowing through the department’s budget.

8	Ring Roads

8.1	Edmonton Ring Road

The Ring Road consists of Anthony Henday Drive (Highway 216).

8.2	Calgary Ring Road

The Ring Road consists of Stoney Trail (Highway 201), West Calgary and Southwest Calgary.

8.3	Debt Servicing Costs

Interest payments related to Calgary and Edmonton Ring Roads.

8.4	P3 Debt Repayment

Principal payments related to Calgary and Edmonton Ring Roads.

9	Provincial Highway Construction Projects

9.1	Highway Twinning, Widening and Expansion

Includes final paving on newly surfaced roadways, widening of existing paved surfaces; twinning/multi-lane, bypass, and new road construction and interchanges.

9.2	Deerfoot Trail Upgrades

Alleviates traffic congestion, improves traffic flow and maintains safety on the Deerfoot Trail, which is part of the North/South Trade Corridor.

10	Bridge Construction Projects

Includes bridge replacements, deck replacements, overlays and bridge painting.

11	Provincial Highway Rehabilitation

11.1	Highway Rehabilitation Projects

Highway pavement restoration related to the provincial highway network. Also includes intersection improvements and other safety-related activities.

11.2	P3 Rehabilitation

Highway pavement restoration to avoid irreparable deterioration related to Edmonton and Calgary Ring Roads constructed under a Public-Private Partnership arrangement.

11.3	Major Maintenance

Extends the useful life of highways and bridges, such as deep mill and fill, paver patch, replacement of delineators, full depth concrete replacement, replacement of deck joint, culvert inlet and outlet replacement.

12	Water Management Projects

12.1	Water Management Infrastructure

Manages the design, construction and maintenance of new water management projects, as well as the rehabilitation and upgrading of existing water management infrastructure with the Ministry of Agriculture and Irrigation.

12.2	Springbank Off-Stream Reservoir

Includes the construction of a dry reservoir west of Calgary that will store water temporarily during a flood.

211	Transportation and Economic Corridors

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
OPERATING EXPENSE
1 Ministry Support Services
1.1 Minister’s Office	755	755	773
1.2 Deputy Minister’s Office	799	799	820
1.3 Strategic Services	7,819	7,819	8,021

Sub-total	9,373	9,373	9,614
2 Program Services and Support
2.1 Program Services	21,455	21,655	22,227
2.2 Assessment and Support Systems	18,000	18,000	18,000
2.3 Passenger Rail Master Plan	—	—	9,000

Sub-total	39,455	39,655	49,227
3 Traffic Safety Programs
3.1 Traffic Safety Services	22,170	33,270	22,638
3.2 Driver Safety Initiatives	5,731	5,731	12,081
3.3 SafeRoads Alberta	5,918	5,918	6,062
3.4 Commercial Driver Grants	10,000	10,000	10,000

Sub-total	43,819	54,919	50,781
4 Provincial Highway Maintenance
4.1 Maintenance	312,810	308,910	337,464
4.2 P3 Maintenance	89,384	89,384	92,884

Sub-total	402,194	398,294	430,348
CAPITAL GRANTS
5 Municipal Transit and Transportation Grant Programs
5.1 Strategic Transportation Infrastructure Program	43,198	31,564	43,500
5.2 Green Transit Incentives Program (GreenTRIP)	1,342	7,000	—
5.3 Terwillegar Expansion	36,500	—	17,000
5.4 City of Edmonton 50th Street Project	14,150	8,817	8,225
5.5 Calgary LRT Projects	125,660	172,885	210,057
5.6 Edmonton LRT Projects	213,019	225,788	259,756
5.8 Yellowhead Trail Project	36,960	33,392	49,670
5.9 Red Deer Regional Airport Expansion	30,000	2,756	20,304
5.10 YYC Rail Connection Study	5,000	1,154	2,462
5.11 O’Chiese Road Improvements	—	—	3,000
5.12 Calgary Rivers District and Events Centre	—	39,400	87,800
5.13 Fox Lake Access Improvement	—	—	6,000

Sub-total	505,829	522,756	707,774

Transportation and Economic Corridors	212

EXPENSE VOTE BY PROGRAM … continued
(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
CAPITAL GRANTS … continued
6 Municipal Water Infrastructure Grant Programs
6.1 Municipal Water Wastewater Program	85,737	42,000	66,000
6.2 Water for Life	69,309	13,500	50,000
6.3 First Nations Water Tie-In Program	27,685	1,200	8,000
6.4 Sundre Wastewater Treatment Plant	7,500	—	—
6.5 Lethbridge Waterline Expansion	—	6,300	—
6.6 Capital Region Wastewater Treatment	—	—	10,000

Sub-total	190,231	63,000	134,000
7 Federal Grant Programs
7.1 Clean Water Wastewater Fund	—	1,200	500
7.2 Investing in Canada Infrastructure - Public Transit	295,866	286,242	353,689
7.3 Investing in Canada Infrastructure - Green Infrastructure	95,169	20,907	41,445
7.4 Investing in Canada Infrastructure - Rural and Northern Communities	15,271	5,633	18,988
7.5 Investing in Canada Infrastructure - COVID-19 Resilience	24,328	23,644	16,990

Sub-total	430,634	337,626	431,612
DEBT SERVICING
8 Ring Roads
8.3 Debt Servicing Costs	100,613	100,613	97,103

Total	1,722,148	1,526,236	1,910,459

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1 Ministry Support Services
1.3 Strategic Services	687	687	1,115
8 Ring Roads
8.1 Edmonton Ring Road	3,500	10,329	2,396
8.2 Calgary Ring Road	123,461	94,500	70,918

Sub-total	126,961	104,829	73,314
9 Provincial Highway Construction Projects
9.1 Highway Twinning, Widening and Expansion	575,447	392,819	396,417
9.2 Deerfoot Trail Upgrades	187,305	56,485	156,000

Sub-total	762,752	449,304	552,417
10 Bridge Construction Projects	106,016	106,016	120,900

213	Transportation and Economic Corridors

CAPITAL INVESTMENT VOTE BY PROGRAM … continued
(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS … continued
11 Provincial Highway Rehabilitation
11.1 Highway Rehabilitation Projects	533,426	516,426	372,060
11.2 P3 Rehabilitation	33,460	33,460	39,337
11.3 Major Maintenance	54,000	54,000	45,000

Sub-total	620,886	603,886	456,397
12 Water Management Projects
12.1 Water Management Infrastructure	35,412	35,412	46,550
12.2 Springbank Off-Stream Reservoir	184,400	212,963	100,449

Sub-total	219,812	248,375	146,999

Total	1,837,114	1,513,097	1,351,142

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
4 Provincial Highway Maintenance
4.3 Salt, Sand and Gravel	62,130	62,130	64,615
ASSET RETIREMENT OBLIGATIONS AND ENVIRONMENTAL LIABILITIES
4 Provincial Highway Maintenance
4.1 Maintenance	—	—	1,500
DEBT REPAYMENT
9 Provincial Highway Construction Projects
9.1 Highway Twinning, Widening and Expansion	—	—	13,000
DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
8 Ring Roads
8.4 P3 Debt Repayment	72,514	72,514	76,024

Total	134,644	134,644	155,139

Transportation and Economic Corridors	214

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)	2024-25
Estimate
1 Motor Transport Permits and Licences	9,140
A portion of the revenue for Motor Transport Permits and Licences supports Alberta’s traffic volumes, the Driver Examiner Road Test Model and the Pre-Entry Program. Programs 3.1 and 3.2
2 Commercial Vehicle Decals	480
Revenue generated from the sale and distribution of commercial vehicle decals. Program 3.1
3 National Safety Code	426
The National Safety Code is a joint agreement between the federal government and the province to place standards on drivers of buses and freight trucks across the country. Program 3.1

Total	10,046

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
1 Highway Construction and Rehabilitation Projects	3,000

Various agreements exist whereby the private sector and municipalities make contributions towards capital investment in new roads, bridges, interchanges; and capital maintenance and renewal projects. Programs 9.1 and 11.1

2 Tourism Highway Signage Initiative	1,000
The private sector contributes towards new investments in tourism related highway signs and structures in the province. Program 11.1

Total	4,000

215	Transportation and Economic Corridors

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Water Management Projects	38,032	38,032	34,332
Amortization
Provincial Highway Maintenance	823,461	823,206	861,461
Consumption of Inventory
Provincial Highway Maintenance	62,130	62,130	64,615
Valuation Adjustments and Other Provisions
Provincial Highway Maintenance	12,000	12,255	9,000

Total	935,623	935,623	969,408

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Provincial Highway Construction Projects	9,162	24,532	4,455

Total	9,162	24,532	4,455

Transportation and Economic Corridors	216

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)		Department		Consolidated
	Voted	Amounts	Consolidation	2024-25
	Supply	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	9,614	—	—	9,614
Program Services and Support	49,227	—	—	49,227
Traffic Safety Programs	50,781	—	—	50,781
Provincial Highway Maintenance	430,348	935,076	—	1,365,424
Municipal Transit and Transportation Grant Programs	707,774	—	—	707,774
Municipal Water Infrastructure Grant Programs	134,000	—	—	134,000
Federal Grant Programs	431,612	—	—	431,612
Water Management Projects	—	34,332	(34,332)	—
Ring Roads - Debt Servicing	97,103	—	—	97,103

Total	1,910,459	969,408	(34,332)	2,845,535
CAPITAL INVESTMENT
Ministry Support Services	1,115	—	—	1,115
Ring Roads	73,314	—	—	73,314
Provincial Highway Construction Projects	552,417	4,455	—	556,872
Bridge Construction Projects	120,900	—	—	120,900
Provincial Highway Rehabilitation	456,397	—	—	456,397
Water Management Projects	146,999	—	—	146,999

Total	1,351,142	4,455	—	1,355,597
INVENTORY ACQUISITION
Provincial Highway Maintenance	64,615	—	—	64,615

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	539,970	9,000	—	548,970
Capital grants	1,273,386	—	—	1,273,386
Capital payments to related parties	—	34,332	(34,332)	—
Amortization	—	861,461	—	861,461
Inventory consumption	—	64,615	—	64,615
Debt servicing costs - Capital Plan	97,103	—	—	97,103

Total	1,910,459	969,408	(34,332)	2,845,535
CAPITAL INVESTMENT	1,351,142	4,455	—	1,355,597
INVENTORY ACQUISITION	64,615	—	—	64,615

217	Transportation and Economic Corridors

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
REVENUE
Clean Water Wastewater Fund	—	1,200	500
Investing in Canada Infrastructure Program	430,834	336,826	431,512
Other Transfers from Government of Canada	43,130	45,481	45,751
Premiums, Fees and Licences	33,479	33,479	33,479
Refunds of Expense	2,575	2,575	2,575
Other Revenue	23,251	23,251	25,614

Consolidated Total	533,269	442,812	539,431
EXPENSE
Ministry Support Services	9,373	9,373	9,614
Program Services and Support	39,455	39,655	49,227
Traffic Safety Programs	43,819	54,919	50,781
Provincial Highway Maintenance	1,299,785	1,295,885	1,365,424
Municipal Transit and Transportation Grant Programs	505,829	522,756	707,774
Municipal Water Infrastructure Grant Programs	190,231	63,000	134,000
Federal Grant Programs	430,634	337,626	431,612
Water Management Projects	38,032	38,032	34,332
Ring Roads - Debt Servicing	100,613	100,613	97,103

Ministry Total	2,657,771	2,461,859	2,879,867
Inter-Ministry Consolidations	(38,032)	(38,032)	(34,332)

Consolidated Total	2,619,739	2,423,827	2,845,535

Net Operating Result	(2,086,470)	(1,981,015)	(2,306,104)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	687	687	1,115
Ring Roads	126,961	104,829	73,314
Provincial Highway Construction Projects	771,914	473,836	556,872
Bridge Construction Projects	106,016	106,016	120,900
Provincial Highway Rehabilitation	620,886	603,886	456,397
Water Management Projects	219,812	248,375	146,999

Consolidated Total	1,846,276	1,537,629	1,355,597
AMORTIZATION	(823,461)	(823,206)	(861,461)
DISPOSALS OR WRITE OFFS	—	(255)	—

Change in Capital Assets Total	1,022,815	714,168	494,136

Transportation and Economic Corridors	218

MINISTRY FINANCIAL STATEMENTS … continued
CHANGE IN INVENTORY ASSETS
(thousands of dollars)	Comparable
	2023-24	2023-24	2024-25
	Budget	Forecast	Estimate
INVENTORY ACQUISITION
Provincial Highway Maintenance	62,130	62,130	64,615

Consolidated Total	62,130	62,130	64,615
CONSUMPTION	(62,130)	(62,130)	(64,615)

Change in Inventory Assets Total	—	—	—

219	Transportation and Economic Corridors

Treasury Board and Finance

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
EXPENSE	193,404	191,085	199,594
CAPITAL INVESTMENT	25	93	75
CONTINGENCY	1,500,000	—	2,000,000

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides strategic direction in financial and administrative policy, planning, compliance and reporting and is responsible for coordinating reporting documents.

2	Treasury Board Secretariat

Provides strategic financial services to develop, implement and report on government’s fiscal plan, capital plan and business plan.

3	Fiscal Planning and Economic Analysis

Monitors and provides economic analysis of major issues influencing Alberta’s economy and economic development. Provides tax policy advice and recommendations to promote a system, that is fair, efficient and effective.

4	Investment, Treasury and Risk Management

4.1	Treasury Management

Provides investment policy advice as well as portfolio planning and evaluation for the investments of the General Revenue Fund and the government endowment funds.

4.2	Risk Management and Insurance

Identifies and analyzes risk through assessment of contracts, facilities, operations and exposures.

5	Office of the Controller

Develops and manages government accounting standards and financial management policies.

6	Tax and Revenue Management

Ensures compliance with provincial tax legislation, administering tax, revenue and related benefit programs under the responsibility of the ministry, and contributing to the development of tax policy within the province.

7	Financial Sector and Pensions

7.1	Financial Sector Regulation and Policy

Regulates and supervises loan and trust corporations, financial institutions, insurance companies and registered private sector pension plans.

7.2	Automobile Insurance Rate Board

Regulates automobile insurance rating programs for private passenger vehicles for both basic and additional coverage in Alberta.

8	Provincial Bargaining and Compensation Office

Implements the Government of Alberta’s public sector bargaining strategy and develops bargaining mandates for all public sector employers funded by the provincial government.

9	Public Service Commission

9.1	Office of the Public Service Commissioner

Ensures government departments receive efficient and effective human resource services and administers Alberta’s Public Service Act, the Code of Conduct and Ethics, collective bargaining and labour relations matters.

9.2	Alberta Public Service Communications and Employee Engagement

Leads internal communications, employee engagement, and diversity and inclusion initiatives for the Alberta Public Service and leads external communications for the Public Service Commission.

221	Treasury Board and Finance

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

9.3	Client Service Delivery

Provides human resources services and supports workforce planning and organizational effectiveness for all Government of Alberta departments through a consolidated portfolio model.

9.4	Labour Relations Policy and Programs

Represents the employer in arbitration, collective bargaining and essential services negotiations, in addition to leading the development and administration of labour and employment policy and programs.

9.5	Strategic Services and Public Agency Secretariat

Supports human resources policy development and workforce planning by providing workforce learning and analytics services internally within the Public Service Commission and externally to department clients.

10	Communications and Public Engagement

The Government of Alberta’s full-service communications, public relations, web, and marketing department with branches in each ministry along with centralized services.

11	Contingency / Disaster and Emergency Assistance

Upon approval by the Lieutenant Governor in Council, the Minister may either spend or transfer all or a portion of this vote to another minister for public emergencies, disasters or unanticipated costs.

Treasury Board and Finance	222

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	1,167	1,167	1,167
1.2	Deputy Minister’s Office	761	761	761
1.3	Corporate Services	6,400	6,400	6,765

	Sub-total	8,328	8,328	8,693
2	Treasury Board Secretariat	7,483	7,483	7,877
3	Fiscal Planning and Economic Analysis	10,747	10,747	9,104
4	Investment, Treasury and Risk Management
4.1	Treasury Management	11,543	11,668	7,317
4.2	Risk Management and Insurance	1,760	1,760	1,871

	Sub-total	13,303	13,428	9,188
5	Office of the Controller	6,716	6,716	7,026
6	Tax and Revenue Management	30,078	28,752	32,592
7	Financial Sector and Pensions
7.1	Financial Sector Regulation and Policy	6,265	6,265	7,708
7.2	Automobile Insurance Rate Board	1,309	1,309	2,609

	Sub-total	7,574	7,574	10,317
8	Provincial Bargaining and Compensation Office	4,171	4,171	4,515
9	Public Service Commission
9.1	Office of the Public Service Commissioner	680	680	755
9.2	Alberta Public Service Communications and Employee	3,377	3,377	3,472
	Engagement
9.3	Client Service Delivery	40,272	40,272	41,998
9.4	Labour Relations Policy and Programs	8,906	8,906	9,451
9.5	Strategic Services and Public Agency Secretariat	17,208	16,467	18,590

	Sub-total	70,443	69,702	74,266
10	Communications and Public Engagement	34,561	34,184	36,016

Total		193,404	191,085	199,594

223	Treasury Board and Finance

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Corporate Services	25	25	25
9	Public Service Commission
9.5	Strategic Services and Public Agency Secretariat	—	36	25
10	Communications and Public Engagement	—	32	25

Total		25	93	75

CONTINGENCY VOTE BY PROGRAM
CONTINGENCY VOTE
11	Contingency / Disaster and Emergency Assistance	1,500,000	—	2,000,000

Total		1,500,000	—	2,000,000

Treasury Board and Finance	224

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2024-25 Estimate
1	Services to Ministries	3,275
	Funding received from other ministries used to provide collections services, such as Crown Debt Collections. Program 6

Total		3,275

225	Treasury Board and Finance

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Interest Payments on Corporate Tax Refunds	12,000	9,000	12,000
Climate Leadership Plan – Consumer Rebates	2,000	4,000	2,000
Teachers’ Pre-1992 Pensions - Payments	494,750	497,083	498,833
Public Sector Pension - Payments	60,000	60,000	60,000
Alberta Family Employment Tax Credit	900	25	—
Scientific Research and Experimental Development Tax Credit	1,000	500	1,000
Investment, Treasury and Risk Management	6,000	—	—
Tax and Revenue Management	590	590	590
Motor Vehicle Accident Claims	31,515	36,515	39,457
Debt Servicing
Debt Servicing Costs	2,808,450	3,096,450	3,326,450
DEPARTMENT NON-CASH AMOUNTS
Amortization
Financial Sector and Pensions	50	50	50
Valuation Adjustments and Other Provisions
Ministry Support Services	500	500	500
Tax and Revenue Management	500	500	500
Motor Vehicle Accident Claims	6,000	6,000	6,000
Corporate Income Tax Allowance Provision	15,000	45,000	30,000
Commodity Tax Allowance Provision	—	15,000	—
Pension Provisions
Change in Unfunded Pension Obligation	(297,000)	(314,000)	(317,000)

Total	3,142,255	3,457,213	3,660,380

Treasury Board and Finance	226

AMOUNTS NOT REQUIRED TO BE VOTED…continued
FINANCIAL TRANSACTIONS
(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
DEPARTMENT STATUTORY AMOUNTS
Loans and Advances
Agriculture Financial Services Corporation	2,399,659	5,838,591	5,968,591
Alberta Petroleum Marketing Commission	7,840,913	5,331,289	5,750,833
Alberta School Foundation Fund	2,257,000	2,257,000	2,472,000
ATB Financial	7,899,603	8,225,393	8,339,393
Balancing Pool	366,000	1,201,000	1,101,000
Debt Repayment
Agriculture Financial Services Corporation	2,088,228	5,277,591	5,407,591
Alberta Oil and Gas Orphan Abandonment and Reclamation Association	30,000	30,200	30,200
Alberta Petroleum Marketing Commission	7,227,471	4,421,389	4,421,389
ATB Financial	9,317,603	5,822,770	5,936,770
Balancing Pool	411,000	1,568,000	1,668,000

Total	39,837,477	39,973,223	41,095,767

227	Treasury Board and Finance

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2024-25 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Ministry Support Services	8,693	500	—	(211)	8,982
Treasury Board Secretariat	7,877	—	—	—	7,877
Fiscal Planning and Economic Analysis	9,104	—	—	—	9,104
Investment, Treasury and Risk Management	9,188	—	354,943	(165,580)	198,551
Office of the Controller	7,026	—	—	—	7,026
Tax and Revenue Management	32,592	13,090	—	(3,275)	42,407
Financial Sector and Pensions	10,317	60,050	135,641	(42)	205,966
Provincial Bargaining and Compensation Office	4,515	—	—	—	4,515
Public Service Commission	74,266	—	—	(250)	74,016
Communications and Public Engagement	36,016	—	—	—	36,016
AIMCo Investment Management Services	—	—	1,114,779	(178,665)	936,114
Carbon Tax - Consumer Rebates	—	2,000	—	—	2,000
Teachers’ Pre-1992 Pensions - Payments	—	498,833	—	—	498,833
Motor Vehicle Accident Claims	—	45,457	—	—	45,457
Scientific Research and Experimental Development Tax Credits	—	1,000	—	—	1,000
Corporate Income Tax Allowance Provision	—	30,000	—	—	30,000
Debt Servicing Costs	—	3,326,450	—	(94,450)	3,232,000
Change in Unfunded Pension Obligation	—	(317,000)	—	—	(317,000)

Total	199,594	3,660,380	1,605,363	(442,473)	5,022,864
CAPITAL INVESTMENT
Ministry Support Services	25	—	—	—	25
Financial Sector and Pensions	—	—	7,085	—	7,085
Public Service Commission	25	—	—	—	25
Communications and Public Engagement	25	—	—	—	25
AIMCo Investment Management Services	—	—	11,200	—	11,200

Total	75	—	18,285	—	18,360
CONTINGENCY	2,000,000	—	—	—	2,000,000

Treasury Board and Finance	228

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE…continued
RECONCILIATION BY TYPE OF SPENDING
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2024-25 Estimate
EXPENSE
Operating Expense	199,594	650,880	1,582,954	(347,723)	2,085,705
Amortization	—	50	22,109	—	22,159
Debt Servicing Costs - General	—	1,941,450	300	(94,750)	1,847,000
Debt Servicing Costs - Capital Plan	—	1,385,000	—	—	1,385,000
Pension Provisions	—	(317,000)	—	—	(317,000)

Total	199,594	3,660,380	1,605,363	(442,473)	5,022,864
CAPITAL INVESTMENT	75	—	18,285	—	18,360
CONTINGENCY	2,000,000	—	—	—	2,000,000

229	Treasury Board and Finance

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
REVENUE
Personal Income Tax	14,069,000	15,239,000	15,604,000
Corporate Income Tax	5,911,000	7,204,000	7,028,000
Other Taxes	2,379,000	1,868,000	3,102,000
Transfers from Government of Canada	2,654,000	2,483,867	2,006,236
Investment Income	2,761,535	3,962,828	2,768,390
Net Income from Commercial Operations	291,853	304,956	281,627
Premiums, Fees and Licences	243,327	251,697	245,431
AIMCo Investment Management Charges	877,282	824,665	936,467
Other Revenue	97,368	96,416	104,592

Ministry Total	29,284,365	32,235,429	32,076,743
Inter-Ministry Consolidations	(192,744)	(214,184)	(218,129)

Consolidated Total	29,091,621	32,021,245	31,858,614
EXPENSE
Ministry Support Services	8,619	8,619	8,984
Treasury Board Secretariat	7,483	7,483	7,877
Fiscal Planning and Economic Analysis	10,747	10,747	9,104
Investment, Treasury and Risk Management	354,855	342,598	361,751
Office of the Controller	6,716	6,716	7,026
Tax and Revenue Management	43,168	38,842	45,682
Financial Sector and Pensions	189,990	187,301	205,966
Provincial Bargaining and Compensation Office	4,171	4,171	4,515
Public Service Commission	70,443	69,702	74,266
Communications and Public Engagement	34,561	34,184	36,016
AIMCo Investment Management Services	876,972	824,355	936,167
Carbon Tax - Consumer Rebates	2,000	4,000	2,000
Teachers’ Pre-1992 Pensions - Payments	494,750	497,083	498,833
Motor Vehicle Accident Claims	37,515	42,515	45,457
Alberta Family Employment Tax Credit	900	25	—
Scientific Research and Experimental Development Tax Credits	1,000	500	1,000
Corporate Income Tax Allowance Provision	15,000	45,000	30,000
Commodity Tax Allowance Provision	—	15,000	—
Debt Servicing Costs	2,739,450	3,027,450	3,257,450
Change in Unfunded Pension Obligation	(297,000)	(314,000)	(317,000)
Contingency / Disaster and Emergency Assistance	1,500,000	—	2,000,000

Ministry Total	6,101,340	4,852,291	7,215,094
Inter-Ministry Consolidations	(187,848)	(189,293)	(192,230)

Consolidated Total	5,913,492	4,662,998	7,022,864

Net Operating Result	23,178,129	27,358,247	24,835,750

Treasury Board and Finance	230

MINISTRY FINANCIAL STATEMENTS.continued
CHANGE IN CAPITAL ASSETS
(thousands of dollars)	Comparable
	2023-24 Budget	2023-24 Forecast	2024-25 Estimate
INVESTMENT
Ministry Support Services	25	25	25
Financial Sector and Pensions	6,385	5,803	7,085
Public Service Commission	—	36	25
Communications and Public Engagement	—	32	25
AIMCo Investment Management Services	21,300	15,436	11,200

Consolidated Total	27,710	21,332	18,360
AMORTIZATION	(25,085)	(23,084)	(22,159)

Change in Capital Assets Total	2,625	(1,752)	(3,799)

231	Treasury Board and Finance